            As filed with the Securities and Exchange
                 Commission on October 30, 1998

                                                 File No. 2-10988
                                                          811-134

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                   Pre-Effective Amendment No.

                 Post-Effective Amendment No. 89                X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                         Amendment No. 27                       X

                 _______________________________

                 Alliance Balanced Shares, Inc.
       (Exact Name of Registrant as Specified in Charter)

                Alliance Capital Management L.P.
     1345 Avenue of the Americas, New York, New York  l0105
       (Address of Principal Executive Office)  (Zip Code)

Registrant's Telephone Number, including Area Code: (800)221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  l0105
             (Name and address of agent for service)

    It is proposed that this filing will become effective
    (check appropriate box)

    ___X___immediately upon filing pursuant to paragraph (b)
    _______on (date) pursuant to paragraph (b)
    _______60 days after filing pursuant to paragraph (a)(1)
    _______on (date) pursuant to paragraph (a)(1)
    _______75 days after filing pursuant to paragraph (a)(2)
    _______on (date) pursuant to paragraph (a)(2) of rule 485.

    If appropriate, check the following box:

    _____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                             Location in Prospectus
                                          (Caption)

PART A

Item 1.  Cover Page....................... Cover Page

Item 2.  Synopsis......................... Expense Information

Item 3.  Condensed Financial Information.. Financial Highlights

Item 4.  General Description of
         Registrant....................... Description of the
                                           Fund

Item 5.  Management of the Fund........... Management of the
                                           Fund; General
                                           Information

Item 6.  Capital Stock and Other
         Securities....................... General Information;
                                           Dividends,
                                           Distributions and
                                           Taxes

Item 7.  Purchase of Securities Being
         Offered.......................... Purchase and Sale of
                                           Shares; General
                                           Information

Item 8.  Redemption or Repurchase......... Purchase and Sale of
                                           Shares; General
                                           Information

Item 9.  Pending Legal Proceedings........ Not Applicable

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                              Location in Prospectus
                                           (Caption)
PART B

Item 10. Cover Page....................... Cover Page

Item 11. Table of Contents................ Cover Page

Item 12. General Information and History.. Management of the
                                           Fund; General
                                           Information

Item 13. Investment Objectives and
         Policies......................... Description of the
                                           Fund

Item 14. Management of the Registrant..... Management of the Fund

Item 15. Control Persons and Principal
         Holders of Securities ........... Management of the
                                           Fund; General
                                           Information

Item 16. Investment Advisory and Other
         Services......................... Management of the Fund

Item 17. Brokerage Allocation and Other
         Practices........................ Brokerage and
                                           Portfolio Transactions

Item 18. Capital Stock and ............... Other Securities
                                           General Information

Item 19. Purchase, Redemption and Pricing  Purchase and
                                           Redemption of Shares;
                                           Net Asset Value

Item 20. Tax Status....................... Description of the
                                           Fund; Dividends,
                                           Distributions and
                                           Taxes

Item 21. Underwriters..................... General Information

Item 22. Calculation of Performance Data.. General Information

                                  THE ALLIANCE
--------------------------------------------------------------------------------
                                   STOCK FUNDS
--------------------------------------------------------------------------------


                        c/o Alliance Fund Services, Inc.
                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618



                           Prospectus and Application



                                November 2, 1998


Domestic Stock Funds                    Global Stock Funds

-The Alliance Fund                      -Alliance International Fund

                                        -Alliance International
                                         Premier Growth Fund
-Alliance Growth Fund                   -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund           -Alliance New Europe Fund
-Alliance Technology Fund               -Alliance All-Asia Investment Fund

                                        -Alliance Greater China '97
                                         Fund
-Alliance Quasar Fund                   -Alliance Global Small Cap Fund
                                        -Alliance Global Environment Fund



               Total Return Funds

               -Alliance Balanced Shares
               -Alliance Utility Income Fund
               -Alliance Growth and Income Fund
               -Alliance Real Estate Investment Fund

Table of Contents                                                           Page


The Funds at a Glance .....................................................    2
Expense Information .......................................................    4
Financial Highlights ......................................................    7
Glossary ..................................................................   19
Description of the Funds ..................................................   20
   Investment Objectives and Policies .....................................   20
   Additional Investment Practices ........................................   32
   Certain Fundamental Investment Policies ................................   40
   Risk Considerations ....................................................   42
Purchase and Sale of Shares ...............................................   49
Management of the Funds ...................................................   52
Dividends, Distributions and Taxes ........................................   57
General Information .......................................................   58


                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                       [LOGO]Alliance(R)
                                              Investing without the Mystery.(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $262 billion in assets under management as of June 30, 1998. Alliance provides investment management services to employee benefit plans for 32 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40-50 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

International Premier Growth Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A diversified portfolio of equity securities of a limited number of large, carefully selected, high-quality non-U.S. companies that are judged likely to achieve superior earnings growth.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Greater China '97 Fund

Seeks . . . Long-term capital appreciation.

Invests Prinicpally in . . . A non-diversified portfolio of equity securities of Greater China companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.


Global Environment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.


Total Return Funds

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

Real Estate Investment Fund

Seeks . . . Total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Distributions . . .

Balanced Shares, Utility Income Fund, Growth and Income Fund and Real Estate Investment Fund intend to make distributions quarterly to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally non-taxable). See "Dividends, Distributions and Taxes."

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. An investment in the Real Estate Investment Fund is subject to certain risks associated with the direct ownership of real estate in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. Investments by Greater China '97 Fund in Greater China companies entail certain risks which are different from, and in certain cases, greater than, risks associated with investments in other international markets. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:


--------------------------------------------------------------------------------
                             AUTOMATIC REINVESTMENT
--------------------------------------------------------------------------------
                          AUTOMATIC INVESTMENT PROGRAM
--------------------------------------------------------------------------------
                                RETIREMENT PLANS
--------------------------------------------------------------------------------
                           SHAREHOLDER COMMUNICATIONS
--------------------------------------------------------------------------------
                            DIVIDEND DIRECTION PLANS
--------------------------------------------------------------------------------
                                  AUTO EXCHANGE
--------------------------------------------------------------------------------
                             SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
                           A CHOICE OF PURCHASE PLANS
--------------------------------------------------------------------------------
                             TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
                               24-HOUR INFORMATION
--------------------------------------------------------------------------------



                                                       [LOGO]Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.


                                                                    Class A Shares       Class B Shares        Class C Shares
                                                                    --------------       --------------        --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price) .................................................      4.25%(a)               None                  None

Sales charge imposed on dividend reinvestments ..................        None                 None                  None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) .............................................       None(a)               4.0%                  1.0%
                                                                                           during the            during the
                                                                                           first year,           first year,
                                                                                         decreasing 1.0%        0% thereafter
                                                                                         annually to 0%
                                                                                           after the
                                                                                         fourth year (b)

Exchange fee ....................................................        None                 None                  None

--------------------------------------------------------------------------------

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares-How to Buy Shares".

(b) Class B shares of each Fund automatically convert to Class A after eight years. See "Purchase and Sale of Shares-How to Buy Shares."

                      Operating Expenses                                                    Examples
---------------------------------------------------------         -------------------------------------------------------------
Alliance Fund               Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .68%       .68%       .68%          After 1 year    $ 53     $ 59      $ 19      $ 29      $ 19
   12b-1 fees                 .20%      1.00%      1.00%          After 3 years   $ 74     $ 78      $ 58      $ 58      $ 58
   Other expenses (a)         .15%       .17%       .15%          After 5 years   $ 97     $100      $100      $ 99      $ 99
                             ----       ----       ----           After 10 years  $163     $195(b)   $195(b)   $215      $215
   Total fund
      operating expenses     1.03%      1.85%      1.83%
                             ====       ====       ====

Growth Fund                 Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .74%       .74%       .74%          After 1 year    $ 55     $ 60      $ 20      $ 30      $ 20
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 81     $ 82      $ 62      $ 62      $ 62
   Other expenses (a)         .22%       .22%       .23%          After 5 years   $109     $106      $106      $106      $106
                             ----       ----       ----           After 10 years  $188     $210(b)   $210(b)   $230      $230
   Total fund
      operating expenses     1.26%      1.96%      1.97%
                             ====       ====       ====

Premier Growth Fund         Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 58     $ 63      $ 23      $ 33      $ 23
   12b-1 fees                 .33%      1.00%      1.00%          After 3 years   $ 90     $ 90      $ 70      $ 70      $ 70
   Other expenses (a)         .24%       .25%       .24%          After 5 years   $124     $120      $120      $120      $120
                             ----       ----       ----           After 10 years  $221     $241(b)   $241(b)   $257      $257
   Total fund
      operating expenses     1.57%      2.25%      2.24%
                             ====       ====       ====

Technology Fund             Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees (f)       1.04%      1.04%      1.04%          After 1 year    $ 59     $ 64      $ 24      $ 34      $ 24
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 93     $ 94      $ 74      $ 74      $ 74
   Other expenses (a)         .33%       .34%       .34%          After 5 years   $129     $127      $127      $127      $127
                             ----       ----       ----           After 10 years  $232     $254(b)   $254(b)   $272      $272
   Total fund
      operating expenses     1.67%      2.38%      2.38%
                             ====       ====       ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

-------------------------------------------------------------------------------------------------------------------------------
                      Operating Expenses                                                    Examples
---------------------------------------------------------         -------------------------------------------------------------
Quasar Fund                 Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ------- --------  --------- --------  ---------
   Management fees (f)       1.16%      1.16%      1.16%          After 1 year    $ 59     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .22%      1.00%      1.00%          After 3 years   $ 93     $ 98      $ 78      $ 78      $ 78
   Other expenses (a)         .29%       .35%       .34%          After 5 years   $129     $134      $134      $133      $133
                             ----       ----       ----           After 10 years  $232     $264(b)   $264(b)   $284      $284
   Total fund
      operating expenses     1.67%      2.51%      2.50%
                             ====       ====       ====

International Fund          Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ------- --------  --------- --------  ---------
   Management fees
      (after waiver) (c)(f)   .85%       .85%       .85%          After 1 year    $ 59     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .21%      1.00%      1.00%          After 3 years   $ 92     $ 98      $ 78      $ 77      $ 77
   Other expenses (a)         .59%       .64%       .63%          After 5 years   $128     $133      $133      $132      $132
                             ----       ----       ----           After 10 years  $230     $262(b)   $262(b)   $282      $282
   Total fund
      operating expenses (d) 1.65%      2.49%      2.48%
                             ====       ====       ====

International Premier
Growth Fund                 Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ------- --------  --------- --------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 67     $ 72      $ 32      $ 42      $ 32
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $117     $119      $ 99      $ 99      $ 99
   Other expenses (a)        1.20%      1.20%      1.20%          After 5 years   $170     $167      $167      $167      $167
                             ----       ----       ----           After 10 years  $314     $334(b)   $334(b)   $350      $350
   Total fund
      operating expenses (d) 2.50%      3.20%      3.20%
                             ====       ====       ====

Worldwide Privatization Fund Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                             -------    -------   -------                        ------- --------  --------- --------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 59     $ 65      $ 25      $ 35      $ 25
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 95     $ 96      $ 76      $ 76      $ 76
   Other expenses (a)         .43%       .45%       .44%          After 5 years   $132     $131      $131      $130      $130
                             ----       ----       ----           After 10 years  $238     $261(b)   $261(b)   $278      $278
   Total fund
      operating expenses     1.73%      2.45%      2.44%
                             ====       ====       ====

New Europe Fund             Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ------- --------  --------- --------  ---------
   Management fees           1.02%      1.02%      1.02%          After 1 year    $ 60     $ 66      $ 26      $ 36      $ 26
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 98     $ 99      $ 79      $ 79      $ 79
   Other expenses (a)         .52%       .52%       .52%          After 5 years   $138     $135      $135      $135      $135
                             ----       ----       ----           After 10 years  $249     $270(b)   $270(b)   $288      $288
   Total fund
      operating expenses     1.84%      2.54%      2.54%
                             ====       ====       ====

All-Asia Investment Fund    Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ------- --------  --------- --------  ---------
   Management fees                                                After 1 year    $ 63     $ 68      $ 28      $ 38      $ 28
      (after waiver) (c)      .65%       .65%       .65%          After 3 years   $104     $106      $ 86      $ 86      $ 86
   12b-1 fees                 .30%      1.00%      1.00%          After 5 years   $149     $146      $146      $146      $146
   Other expenses                                                 After 10 years  $271     $293(b)   $293(b)   $310      $310
      Administration fees
      (after waiver) (e)      .00%       .00%       .00%
      Other operating
         expenses (a)        1.11%      1.12%      1.12%
                             ----       ----       ----
   Total fund
      operating expenses (d) 2.06%      2.77%      2.77%
                             ====       ====       ====

Greater China '97 Fund      Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ------- --------  --------- --------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 67     $ 72     $ 32      $ 42      $ 32
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $117     $119     $ 99      $ 99      $ 99
   Other expenses (a)        1.20%      1.20%      1.20%          After 5 years   $170     $167     $167      $167      $167
                             ----       ----       ----           After 10 years  $314     $334(b)  $334(b)   $350      $350
   Total fund
      operating expenses     2.50%      3.20%      3.20%
                             ====       ====       ====


--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

-------------------------------------------------------------------------------------------------------------------------------
                Operating Expenses                                                             Examples
--------------------------------------------------------          -------------------------------------------------------------
Global Small Cap Fund       Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.00%      1.00%      1.00%          After 1 year    $ 63     $ 69      $ 29      $ 39      $ 29
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $107     $109      $ 89      $ 88      $ 88
   Other expenses (a)         .84%       .86%       .85%          After 5 years   $153     $151      $151      $150      $150
                             ----       ----       ----           After 10 years  $279     $301(b)   $301(b)   $318      $318
   Total fund
      operating expenses     2.14%      2.86%      2.85%
                             ====       ====       ====

Global Environment Fund     Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           1.10%      1.10%      1.10%          After 1 year    $ 69     $ 74      $ 34      $ 44      $ 34
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $122     $123      $103      $104      $104
   Other expenses (a)        1.29%      1.26%      1.29%          After 5 years   $179     $175      $175      $176      $176
                             ----       ----       ----           After 10 years  $332     $350(b)   $350(b)   $368      $368
   Total fund
      operating expenses     2.69%      3.36%      3.39%
                             ====       ====       ====

Balanced Shares             Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .63%       .63%       .63%          After 1 year    $ 55     $ 61      $ 21      $ 31      $ 21
   12b-1 fees                 .24%      1.00%      1.00%          After 3 years   $ 82     $ 84      $ 64      $ 64      $ 64
   Other expenses (a)         .42%       .42%       .41%          After 5 years   $110     $110      $110      $110      $110
                             ----       ----       ----           After 10 years  $192     $218(b)   $218(b)   $237      $237
   Total fund
      operating expenses     1.29%      2.05%      2.04%
                             ====       ====       ====

Utility Income Fund         Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees           0.00%      0.00%      0.00%          After 1 year    $ 57     $ 62      $ 22      $ 32      $ 22
      (after waiver) (c)                                          After 3 years   $ 88     $ 89      $ 69      $ 69      $ 69
   12b-1 fees                 .30%      1.00%      1.00%          After 5 years   $121     $118      $118      $118      $118
   Other expenses (a)        1.20%      1.20%      1.20%          After 10 years  $214     $236(b)   $236(b)   $253      $253
                             ----       ----       ----
   Total fund
      operating expenses (d) 1.50%      2.20%      2.20%
                             ====       ====       ====

Growth and Income Fund      Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .49%       .49%       .49%          After 1 year    $ 51     $ 57      $ 17      $ 27      $ 17
   12b-1 fees                 .22%      1.00%      1.00%          After 3 years   $ 71     $ 74      $ 54      $ 54      $ 54
   Other expenses (a)         .21%       .23%       .22%          After 5 years   $ 91     $ 93      $ 93      $ 93      $ 93
                             ----       ----       ----           After 10 years  $151     $182(b)   $182(b)   $202      $202
   Total fund
      operating expenses      .92%      1.72%      1.71%
                             ====       ====       ====

Real Estate Investment Fund Class A    Class B   Class C                        Class A Class B+  Class B++ Class C+  Class C++
                            -------    -------   -------                        ----------------  ------------------  ---------
   Management fees            .90%       .90%       .90%          After 1 year    $ 58     $ 63      $ 23      $ 33      $ 23
   12b-1 fees                 .30%      1.00%      1.00%          After 3 years   $ 89     $ 91      $ 71      $ 71      $ 71
   Other expenses (a)         .35%       .36%       .36%          After 5 years   $123     $121      $121      $121      $121
                             ----       ----       ----           After 10 years  $219     $242(b)   $242(b)   $260      $260
   Total fund
      operating expenses     1.55%      2.26%      2.26%
                             ====       ====       ====

--------------------------------------------------------------------------------
+    Assumes redemption at end of period.
++   Assumes no redemption at end of period.

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown reflect the application of credits that reduce Fund expenses.

(b)  Assumes Class B shares converted to Class A shares after eight years.

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Utility Income Fund, 1.00% for All-Asia Investment Fund and 1.00% for International Fund.

(d) Net of voluntary fee waivers and expense reimbursements. Absent such waivers and/or reimbursements, total fund annualized operating expenses would have been as follows:

     All-Asia Investment Fund          Greater China '97 Fund
        Class A               2.56%       Class A              18.27%
        Class B               3.27%       Class B              19.18%
        Class C               3.27%       Class C              19.37%
     International Fund                International Premier Growth Fund
        Class A               1.80%       Class A               6.40%
        Class B               2.64%       Class B               7.05%
        Class C               2.63%       Class C               6.70%
                                       Utility Income Fund
                                          Class A               3.55%
                                          Class B               4.28%
                                          Class C               4.28%


(e) Net of voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's Class A, Class B and Class C shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.

(f) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for each of International Fund, Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Management fees" for All-Asia Investment Fund and "Administration fees" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. "Other Expenses" for Global Environment Fund and International Premier Growth are based on estimated amounts for its current fiscal year. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. Except as otherwise indicated, the information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund International Premier Growth Fund and Growth and Income Fund has been audited by PricewaterhouseCooper LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Greater China '97 Fund, Global Small Cap Fund, Global Environment Fund and Real Estate Investment Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of PricewaterhouseCooper LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                         Net                            Net             Net
                                        Asset                       Realized and      Increase
                                        Value                        Unrealized     (Decrease) In   Dividends From
                                     Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment
  Fiscal Year or Period                 Period      Income (Loss)    Investments   From Operations       Income
   -------------------               ------------  --------------  --------------  ---------------  --------------
Alliance Fund
   Class A
   12/1/97 to 5/31/98+++...........      $8.70        $(.01)(b)        $ .48             $. 47           $0.00
   Year ended 11/30/97 ............       7.71         (.02)(b)         2.09              2.07            (.02)
   Year ended 11/30/96 ............       7.72          .02             1.06              1.08            (.02)
   Year ended 11/30/95 ............       6.63          .02             2.08              2.10            (.01)
   1/1/94 to 11/30/94** ...........       6.85          .01             (.23)             (.22)           0.00
   Year ended 12/31/93 ............       6.68          .02              .93               .95            (.02)
   Year ended 12/31/92 ............       6.29          .05              .87               .92            (.05)
   Year ended 12/31/91 ............       5.22          .07             1.70              1.77            (.07)
   Year ended 12/31/90 ............       6.87          .09             (.32)             (.23)           (.18)
   Year ended 12/31/89 ............       5.60          .12             1.19              1.31            (.04)
   Year ended 12/31/88 ............       5.15          .08              .80               .88            (.08)
   Class B
   12/1/97 to 5/31/98+++...........      $8.25        $(.04)(b)        $ .45             $. 41           $0.00
   Year ended 11/30/97 ............       7.40         (.08)(b)         1.99              1.91            0.00
   Year ended 11/30/96 ............       7.49         (.01)             .99               .98            0.00
   Year ended 11/30/95 ............       6.50         (.03)            2.02              1.99            0.00
   1/1/94 to 11/30/94** ...........       6.76         (.03)            (.23)             (.26)           0.00
   Year ended 12/31/93 ............       6.64         (.03)             .91               .88            0.00
   Year ended 12/31/92 ............       6.27         (.01)(b)          .87               .86            (.01)
   3/4/91++ to 12/31/91 ...........       6.14          .01 (b)          .79               .80            (.04)
   Class C
   12/1/97 to 5/31/98+++...........      $8.26        $(.04)(b)        $ .45             $. 41           $0.00
   Year ended 11/30/97 ............       7.41         (.08)(b)         1.99              1.91            0.00
   Year ended 11/30/96 ............       7.50         (.02)            1.00               .98            0.00
   Year ended 11/30/95 ............       6.50         (.03)            2.03              2.00            0.00
   1/1/94 to 11/30/94** ...........       6.77         (.03)            (.24)             (.27)           0.00
   5/3/93++ to 12/31/93 ...........       6.67         (.02)             .88               .86            0.00
Growth Fund (g)
   Class A
   11/1/97 to 4/30/98+++...........     $43.95        $(.06)(b)       $ 7.47            $ 7.53           $0.00
   Year ended 10/31/97 ............      34.91         (.10)(b)        10.17             10.07            0.00
   Year ended 10/31/96 ............      29.48          .05             6.20              6.25            (.19)
   Year ended 10/31/95 ............      25.08          .12             4.80              4.92            (.11)
   5/1/94 to 10/31/94** ...........      23.89          .09             1.10              1.19            0.00
   Year ended 4/30/94 .............      22.67         (.01)(c)         3.55              3.54            0.00
   Year ended 4/30/93 .............      20.31          .05 (c)         3.68              3.73            (.14)
   Year ended 4/30/92 .............      17.94          .29 (c)         3.95              4.24            (.26)
   9/4/90++ to 4/30/91 ............      13.61          .17 (c)         4.22              4.39            (.06)
   Class B
   11/1/97 to 4/30/98+++...........     $36.31        $(.09)(b)       $ 6.11            $ 6.02           $0.00
   Year ended 10/31/97 ............      29.21         (.31)(b)         8.44              8.13            0.00
   Year ended 10/31/96 ............      24.78         (.12)            5.18              5.06            0.00
   Year ended 10/31/95 ............      21.21         (.02)            4.01              3.99            (.01)
   5/1/94 to 10/31/94** ...........      20.27          .01              .93               .94            0.00
   Year ended 4/30/94 .............      19.68         (.07)(c)         2.98              2.91            0.00
   Year ended 4/30/93 .............      18.16         (.06)(c)         3.23              3.17            (.03)
   Year ended 4/30/92 .............      16.88          .17 (c)          3.67              3.84            (.21)
   Year ended 4/30/91 .............      14.38          .08 (c)          3.22              3.30            (.09)
   Year ended 4/30/90 .............      14.13          .01 (b)(c)       1.26              1.27            0.00
   Year ended 4/30/89 .............      12.76         (.01)(c)         2.44              2.43            0.00
   10/23/87+ to 4/30/88 ...........      10.00         (.02)(c)         2.78              2.76            0.00
   Class C
   11/1/97 to 4/30/98+++...........     $36.33        $(.09)(b)       $ 6.11            $ 6.02           $0.00
   Year ended 10/31/97 ............      29.22         (.31)(b)         8.45              8.14            0.00
   Year ended 10/31/96 ............      24.79         (.12)            5.18              5.06            0.00
   Year ended 10/31/95 ............      21.22         (.03)            4.02              3.99            (.01)
   5/1/94 to 10/31/94** ...........      20.28          .01              .93               .94            0.00
   8/2/93++ to 4/30/94 ............      21.47         (.02)(c)         1.15              1.13            0.00
Premier Growth Fund
   Class A
   12/1/97 to 5/31/98+++...........     $22.00        $(.05)(b)       $ 4.71            $ 4.66           $0.00
   Year ended 11/30/97 ............      17.98         (.10)(b)         5.20              5.10            0.00
   Year ended 11/30/96 ............      16.09         (.04)(b)         3.20              3.16            0.00
   Year ended 11/30/95 ............      11.41         (.03)            5.38              5.35            0.00
   Year ended 11/30/94 ............      11.78         (.09)            (.28)             (.37)           0.00
   Year ended 11/30/93 ............      10.79         (.05)            1.05              1.00            (.01)
   9/28/92+ to 11/30/92 ...........      10.00          .01              .78               .79            0.00
   Class B
   12/1/97 to 5/31/98+++...........     $21.26        $(.12)(b)       $ 4.53            $ 4.41           $0.00
   Year ended 11/30/97 ............      17.52         (.23)(b)         5.05              4.82            0.00
   Year ended 11/30/96 ............      15.81         (.14)(b)         3.12              2.98            0.00
   Year ended 11/30/95 ............      11.29         (.11)            5.30              5.19            0.00
   Year ended 11/30/94 ............      11.72         (.15)            (.28)             (.43)           0.00
   Year ended 11/30/93 ............      10.79         (.10)            1.03               .93            0.00
   9/28/92+ to 11/30/92 ...........      10.00         0.00              .79               .79            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 18.

                                                                                                Total
                                                                 Total         Net Asset      Investment
                                           Distributions      Dividends          Value       Return Based
                                              From Net            And            End Of      on Net Asset
  Fiscal Year or Period                    Realized Gains    Distributions       Period        Value (a)
   -------------------                     --------------    --------------    ----------    ------------
Alliance Fund
   Class A                                     $(2.17)          $(2.17)           $7.00            7.31%
   Year ended 11/30/97 ............             (1.06)           (1.08)            8.70           31.82
   Year ended 11/30/96 ............             (1.07)           (1.09)            7.71           16.49
   Year ended 11/30/95 ............             (1.00)           (1.01)            7.72           37.87
   1/1/94 to 11/30/94** ...........              0.00             0.00             6.63           (3.21)
   Year ended 12/31/93 ............              (.76)            (.78)            6.85           14.26
   Year ended 12/31/92 ............              (.48)            (.53)            6.68           14.70
   Year ended 12/31/91 ............              (.63)            (.70)            6.29           33.91
   Year ended 12/31/90 ............             (1.24)           (1.42)            5.22           (4.36)
   Year ended 12/31/89 ............              0.00             (.04)            6.87           23.42
   Year ended 12/31/88 ............              (.35)            (.43)            5.60           17.10
   Class B
                                               $(2.17)          $(2.17)           $6.49            6.87%
   Year ended 11/30/97 ............             (1.06)           (1.06)            8.25           30.74
   Year ended 11/30/96 ............             (1.07)           (1.07)            7.40           15.47
   Year ended 11/30/95 ............             (1.00)           (1.00)            7.49           36.61
   1/1/94 to 11/30/94** ...........              0.00             0.00             6.50           (3.85)
   Year ended 12/31/93 ............              (.76)            (.76)            6.76           13.28
   Year ended 12/31/92 ............              (.48)            (.49)            6.64           13.75
   3/4/91++ to 12/31/91 ...........              (.63)            (.67)            6.27           13.10
   Class C
                                               $(2.17)          $(2.17)           $6.50            6.86%
   Year ended 11/30/97 ............             (1.06)           (1.06)            8.26           30.72
   Year ended 11/30/96 ............             (1.07)           (1.07)            7.41           15.48
   Year ended 11/30/95 ............             (1.00)           (1.00)            7.50           36.79
   1/1/94 to 11/30/94** ...........              0.00             0.00             6.50           (3.99)
   5/3/93++ to 12/31/93 ...........              (.76)            (.76)            6.77           13.95
Growth Fund (i)
   Class A
                                               $(2.91)          $(2.91)          $48.57           17.96%
   Year ended 10/31/97 ............             (1.03)           (1.03)           43.95           29.54
   Year ended 10/31/96 ............              (.63)            (.82)           34.91           21.65
   Year ended 10/31/95 ............              (.41)            (.52)           29.48           20.18
   5/1/94 to 10/31/94** ...........              0.00             0.00            25.08            4.98
   Year ended 4/30/94 .............             (2.32)           (2.32)           23.89           15.66
   Year ended 4/30/93 .............             (1.23)           (1.37)           22.67           18.89
   Year ended 4/30/92 .............             (1.61)           (1.87)           20.31           23.61
   9/4/90++ to 4/30/91 ............              0.00             (.06)           17.94           32.40
   Class B
                                               $(2.91)          $(2.91)          $39.42           17.56%
   Year ended 10/31/97 ............             (1.03)           (1.03)           36.31           28.64
   Year ended 10/31/96 ............              (.63)            (.63)           29.21           20.82
   Year ended 10/31/95 ............              (.41)            (.42)           24.78           19.33
   5/1/94 to 10/31/94** ...........              0.00             0.00            21.21            4.64
   Year ended 4/30/94 .............             (2.32)           (2.32)           20.27           14.79
   Year ended 4/30/93 .............             (1.62)           (1.65)           19.68           18.16
   Year ended 4/30/92 .............             (2.35)           (2.56)           18.16           22.75
   Year ended 4/30/91 .............              (.71)            (.80)           16.88           24.72
   Year ended 4/30/90 .............             (1.02)           (1.02)           14.38            8.81
   Year ended 4/30/89 .............             (1.06)           (1.06)           14.13           20.31
   10/23/87+ to 4/30/88 ...........              0.00             0.00            12.76           27.60
   Class C
                                               $(2.91)          $(2.91)          $39.44           17.55%
   Year ended 10/31/97 ............             (1.03)           (1.03)           36.33           28.66
   Year ended 10/31/96 ............              (.63)            (.63)           29.22           20.81
   Year ended 10/31/95 ............              (.41)            (.42)           24.79           19.32
   5/1/94 to 10/31/94** ...........              0.00             0.00            21.22            4.64
   8/2/93++ to 4/30/94 ............             (2.32)           (2.32)           20.28            5.27
Premier Growth Fund
   Class A
                                               $(1.44)          $(1.44)          $25.22           22.74%
   Year ended 11/30/97 ............             (1.08)           (1.08)           22.00           30.46
   Year ended 11/30/96 ............             (1.27)           (1.27)           17.98           21.52
   Year ended 11/30/95 ............              (.67)            (.67)           16.09           49.95
   Year ended 11/30/94 ............              0.00             0.00            11.41           (3.14)
   Year ended 11/30/93 ............              0.00             (.01)           11.78            9.26
   9/28/92+ to 11/30/92 ...........              0.00             0.00            10.79            7.90
   Class B
                                               $(1.44)          $(1.44)          $24.23           22.33%
   Year ended 11/30/97 ............             (1.08)           (1.08)           21.26           29.62
   Year ended 11/30/96 ............             (1.27)           (1.27)           17.52           20.70
   Year ended 11/30/95 ............              (.67)            (.67)           15.81           49.01
   Year ended 11/30/94 ............              0.00             0.00            11.29           (3.67)
   Year ended 11/30/93 ............              0.00             0.00            11.72            8.64
   9/28/92+ to 11/30/92 ...........              0.00             0.00            10.79            7.90

                                             Net Assets                          Ratio Of Net
                                              At End Of         Ratio Of          Investment
                                                Period          Expenses         Income (Loss)
                                                 (000's        To Average          To Average          Portfolio
  Fiscal Year or Period                         omitted)       Net Assets          Net Assets        Turnover Rate
   -------------------                       ------------      -----------       -------------       -------------
Alliance Fund
   Class A                                     $1,188,742           98%*              (.29)%*               53%
   Year ended 11/30/97 ...........              1,201,435         1.03                (.29)                158
   Year ended 11/30/96 ...........                999,067         1.04                 .30                  80
   Year ended 11/30/95 ...........                945,309         1.08                 .31                  81
   1/1/94 to 11/30/94** ..........                760,679         1.05*                .21*                 63
   Year ended 12/31/93 ...........                831,814         1.01                 .27                  66
   Year ended 12/31/92 ...........                794,733          .81                 .79                  58
   Year ended 12/31/91 ...........                748,226          .83                1.03                  74
   Year ended 12/31/90 ...........                620,374          .81                1.56                  71
   Year ended 12/31/89 ...........                837,429          .75                1.79                  81
   Year ended 12/31/88 ...........                760,619          .82                1.38                  65
   Class B
                                               $   99,866         1.80%*              1.09%*                53%
   Year ended 11/30/97 ...........                 70,461         1.85               (1.12)                158
   Year ended 11/30/96 ...........                 44,450         1.87                (.53)                 80
   Year ended 11/30/95 ...........                 31,738         1.90                (.53)                 81
   1/1/94 to 11/30/94** ..........                 18,138         1.89*               (.60)*                63
   Year ended 12/31/93 ...........                 12,402         1.90                (.64)                 66
   Year ended 12/31/92 ...........                  3,825         1.64                (.04)                 58
   3/4/91++ to 12/31/91 ..........                    852         1.64*                .10*                 74
   Class C
                                               $   30,980         1.79%*              1.09%*                53%
   Year ended 11/30/97 ...........                 18,871         1.83               (1.10)                158
   Year ended 11/30/96 ...........                 13,899         1.86                (.51)                 80
   Year ended 11/30/95 ...........                 10,078         1.89                (.51)                 81
   1/1/94 to 11/30/94** ..........                  6,230         1.87*               (.59)*                63
   5/3/93++ to 12/31/93 ..........                  4,006         1.94*               (.74)*                66
Growth Fund (i)
   Class A
                                               $  982,831         1.17%*               .24%*                27%
    ear ended 10/31/97 ...........                783,110         1.26 (i)            (.25)                 48
   Year ended 10/31/96 ...........                499,459         1.30                 .15                  46
   Year ended 10/31/95 ...........                285,161         1.35                 .56                  61
   5/1/94 to 10/31/94** ..........                167,800         1.35*                .86*                 24
   Year ended 4/30/94 ............                102,406         1.40 (f)             .32                  87
   Year ended 4/30/93 ............                 13,889         1.40 (f)             .20                  124
   Year ended 4/30/92 ............                  8,228         1.40                1.44                  137
   9/4/90++ to 4/30/91 ...........                    713         1.40*               1.99*                 130
   Class B
                                               $4,352,301         1.88%*              (.47)%                27%
   Year ended 10/31/97 ...........              3,578,806         1.96 (i)            (.94)                 48
   Year ended 10/31/96 ...........              2,498,097         1.99                (.54)                 46
   Year ended 10/31/95 ...........              1,052,020         2.05                (.15)                 61
   5/1/94 to 10/31/94** ..........                751,521         2.05*                .16*                 24
   Year ended 4/30/94 ............                394,227         2.10 (f)            (.36)                 87
   Year ended 4/30/93 ............                 56,704         2.15 (f)            (.53)                124
   Year ended 4/30/92 ............                 37,845         2.15                 .78                 137
   Year ended 4/30/91 ............                 22,710         2.10                 .56                 130
   Year ended 4/30/90 ............                 15,800         2.00                 .07                 165
   Year ended 4/30/89 ............                  7,672         2.00                (.03)                139
   10/23/87+ to 4/30/88 ..........                  1,938         2.00*               (.40)*                52
   Class C
                                               $  730,631         1.88%               (.47)%*               27%
   Year ended 10/31/97 ...........                599,449         1.97 (i)            (.95)%                48
   Year ended 10/31/96 ...........                403,478         2.00                (.55)                 46
   Year ended 10/31/95 ...........                226,662         2.05                (.15)                 61
   5/1/94 to 10/31/94** ..........                114,455         2.05*                .16*                 24
   8/2/93++ to 4/30/94 ...........                 64,030         2.10*(f)            (.31)*                87
Premier Growth Fund
   Class A
                                               $  796,794         1.51%*              (.40)%                30%
   Year ended 11/30/97 ...........                373,099         1.57                (.52)                 76
   Year ended 11/30/96 ...........                172,870         1.65                (.27)                 95
   Year ended 11/30/95 ...........                 72,366         1.75                (.28)                114
   Year ended 11/30/94 ...........                 35,146         1.96                (.67)                 98
   Year ended 11/30/93 ...........                 40,415         2.18                (.61)                 68
   9/28/92+ to 11/30/92 ..........                  4,893         2.17*                .91*                  0
   Class B
                                               $1,633,922         2.20%              (1.10)%*               30%
   Year ended 11/30/97 ...........                858,449         2.25               (1.20)%                76
   Year ended 11/30/96 ...........                404,137         2.32                (.94)                 95
   Year ended 11/30/95 ...........                238,088         2.43                (.95)                114
   Year ended 11/30/94 ...........                139,988         2.47               (1.19)                 98
   Year ended 11/30/93 ...........                151,600         2.70               (1.14)                 68
   9/28/92+ to 11/30/92 ..........                 19,941         2.68*                .35*                  0


--------------------------------------------------------------------------------

                                         Net                            Net             Net
                                        Asset                       Realized and      Increase
                                        Value                        Unrealized     (Decrease) In   Dividends From
                                     Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment
  Fiscal Year or Period                 Period      Income (Loss)    Investments   From Operations       Income
   -------------------               ------------  --------------  --------------  ---------------  --------------
Premier Growth Fund (continued)
   Class C
   12/1/97 to 5/31/98+++...........     $21.29        $(.12)(b)        $4.54             $4.42           $0.00
   Year ended 11/30/97 ............      17.54         (.24)(b)         5.07              4.83            0.00
   Year ended 11/30/96 ............      15.82         (.14)(b)         3.13              2.99            0.00
   Year ended 11/30/95 ............      11.30         (.08)            5.27              5.19            0.00
   Year ended 11/30/94 ............      11.72         (.09)            (.33)             (.42)           0.00
   5/3/93++ to 11/30/93 ...........      10.48         (.05)            1.29              1.24            0.00

Technology Fund
   Class A
   12/1/97 to 5/31/98+++...........     $54.44        $(.30)(b)        $6.90             $6.60           $0.00
   Year ended 11/30/97 ............      51.15         (.51)(b)         4.22              3.71            0.00
   Year ended 11/30/96 ............      46.64         (.39)(b)         7.28              6.89            0.00
   Year ended 11/30/95 ............      31.98         (.30)           18.13             17.83            0.00
   1/1/94 to 11/30/94** ...........      26.12         (.32)            6.18              5.86            0.00
   Year ended 12/31/93 ............      28.20         (.29)            6.39              6.10            0.00
   Year ended 12/31/92 ............      26.38         (.22)(b)         4.31              4.09            0.00
   Year ended 12/31/91 ............      19.44         (.02)           10.57             10.55            0.00
   Year ended 12/31/90 ............      21.57         (.03)            (.56)             (.59)           0.00
   Year ended 12/31/89 ............      20.35         0.00             1.22              1.22            0.00
   Year ended 12/31/88 ............      20.22         (.03)(c)          .16               .13            0.00

   Class B
   12/1/97 to 5/31/98+++...........     $52.58        $(.49)(b)        $6.66             $6.17           $0.00
   Year ended 11/30/97 ............      49.76         (.88)(b)         4.12              3.24            0.00
   Year ended 11/30/96 ............      45.76         (.70)(b)         7.08              6.38            0.00
   Year ended 11/30/95 ............      31.61         (.60)(b)        17.92             17.32            0.00
   1/1/94 to 11/30/94** ...........      25.98         (.23)            5.86              5.63            0.00
   5/3/93++ to 12/31/93 ...........      27.44         (.12)            6.84              6.72            0.00

   Class C
   12/1/97 to 5/31/98+++...........     $52.57        $(.48)(b)        $6.65             $6.17           $0.00
   Year ended 11/30/97 ............      49.76         (.88)(b)         4.11              3.23            0.00
   Year ended 11/30/96 ............      45.77         (.70)(b)         7.07              6.37            0.00
   Year ended 11/30/95 ............      31.61         (.58)(b)        17.91             17.33            0.00
   1/1/94 to 11/30/94** ...........      25.98         (.24)            5.87              5.63            0.00
   5/3/93++ to 12/31/93 ...........      27.44         (.13)            6.85              6.72            0.00

Quasar Fund
   Class A
   10/1/97 to 3/31/98+++...........     $30.37        $(.09)(b)        $2.36             $2.27           $0.00
   Year ended 9/30/97 .............      27.92         (.24)(b)         6.80              6.56            0.00
   Year ended 9/30/96 .............      24.16         (.25)            8.82              8.57            0.00
   Year ended 9/30/95 .............      22.65         (.22)(b)         5.59              5.37            0.00
   Year ended 9/30/94 .............      24.43         (.60)            (.36)             (.96)           0.00
   Year ended 9/30/93 .............      19.34         (.41)            6.38              5.97            0.00
   Year ended 9/30/92 .............      21.27         (.24)           (1.53)            (1.77)           0.00
   Year ended 9/30/91 .............      15.67         (.05)            5.71              5.66            (.06)
   Year ended 9/30/90 .............      24.84          .03(b)         (7.18)            (7.15)           0.00
   Year ended 9/30/89 .............      17.60          .02(b)          7.40              7.42            0.00
   Year ended 9/30/88 .............      24.47         (.08)(c)        (2.08)            (2.16)           0.00

   Class B
   10/1/97 to 3/31/98+++...........     $27.83        $(.19)(b)        $2.15             $1.96           $0.00
   Year ended 9/30/97 .............      26.13         (.42)(b)        (6.23)             5.81            0.00
   Year ended 9/30/96 .............      23.03         (.20)            8.11              7.91            0.00
   Year ended 9/30/95 .............      21.92         (.37)(b)         5.34              4.97            0.00
   Year ended 9/30/94 .............      23.88         (.53)            (.61)            (1.14)           0.00
   Year ended 9/30/93 .............      19.07         (.18)            5.87              5.69            0.00
   Year ended 9/30/92 .............      21.14         (.39)           (1.52)            (1.91)           0.00
   Year ended 9/30/91 .............      15.66         (.13)            5.67              5.54            (.06)
   9/17/90++ to 9/30/90 ...........      17.17         (.01)           (1.50)            (1.51)           0.00

   Class C
   10/1/97 to 3/31/98+++...........     $27.85        $(.19)(b)        $2.14             $1.95           $0.00
   Year ended 9/30/97 .............      26.14         (.42)(b)         6.24              5.82            0.00
   Year ended 9/30/96 .............      23.05         (.20)            8.10              7.90            0.00
   Year ended 9/30/95 .............      21.92         (.37)(b)         5.36              4.99            0.00
   Year ended 9/30/94 .............      23.88         (.36)            (.78)            (1.14)           0.00
   5/3/93++ to 9/30/93 ............      20.33         (.10)            3.65              3.55            0.00

International Fund
   Class A
   Year ended 6/30/98+++...........     $18.69        $(.01)(b)(c)     $1.13             $1.12           $(.05)
   Year ended 6/30/97 .............      18.32          .06(b)          1.51              1.57            (.12)
   Year ended 6/30/96 .............      16.81          .05(b)          2.51              2.56            0.00
   Year ended 6/30/95 .............      18.38          .04              .01               .05            0.00
   Year ended 6/30/94 .............      16.01         (.09)            3.02              2.93            0.00
   Year ended 6/30/93 .............      14.98         (.01)            1.17              1.16            (.04)
   Year ended 6/30/92 .............      14.00          .01(b)          1.04              1.05            (.07)
   Year ended 6/30/91 .............      17.99          .05            (3.54)            (3.49)           (.03)
   Year ended 6/30/90 .............      17.24          .03             2.87              2.90            (.04)
   Year ended 6/30/89 .............      16.09          .05             3.73              3.78            (.13)

--------------------------------------------------------------------------------
Please refer to the footnotes on page 18.

                                                                                        Total     Net Assets
                                                            Total      Net Asset    Investment    At End Of
                                        Distributions     Dividends     Value       Return Based   Period
                                          From Net           And        End of      on Net Asset   (000's
    Fiscal Year or Period              Realized Gains   Distributions   Period       Value (a)    omitted)
    ---------------------              --------------   -------------   ------       ---------    ----------
Premier Growth Fund (continued)
  Class C
  12/1/97 to 5/31/98+++.............     $(1.44)        $(1.44)         $24.27         22.35%     $  422,016
  Year ended 11/30/97...............      (1.08)         (1.08)          21.29         29.64         177,923
  Year ended 11/30/96...............      (1.27)         (1.27)          17.54         20.76          60,194
  Year ended 11/30/95...............       (.67)          (.67)          15.82         48.96          20,679
  Year ended 11/30/94...............       0.00           0.00           11.30         (3.58)          7,332
  5/3/93++ to 11/30/93..............       0.00           0.00           11.72         11.83           3,899

Technology Fund
  Class A
  12/1/97 to 5/31/98+++.............      $(.58)        $ (.58)         $60.46         12.25%     $  720,675
  Year ended 11/30/97...............       (.42)          (.42)          54.44          7.32         624,716
  Year ended 11/30/96...............      (2.38)         (2.38)          51.15         16.05         594,861
  Year ended 11/30/95...............      (3.17)         (3.17)          46.64         61.93         398,262
  1/1/94 to 11/30/94/**/............       0.00           0.00           31.98         22.43         202,929
  Year ended 12/31/93...............      (8.18)         (8.18)          26.12         21.63         173,732
  Year ended 12/31/92...............      (2.27)         (2.27)          28.20         15.50         173,566
  Year ended 12/31/91...............      (3.61)         (3.61)          26.38         54.24         191,693
  Year ended 12/31/90...............      (1.54)         (1.54)          19.44         (3.08)        131,843
  Year ended 12/31/89...............       0.00           0.00           21.57          6.00         141,730
  Year ended 12/31/88...............       0.00           0.00           20.35          0.64         169,856
  Class B
  12/1/97 to 5/31/98+++.............     $ (.58)        $ (.58)         $58.17         11.87%     $1,248,323
  Year ended 11/30/97...............       (.42)          (.42)          52.58          6.57       1,053,436
  Year ended 11/30/96...............      (2.38)         (2.38)          49.76         15.20         660,921
  Year ended 11/30/95...............      (3.17)         (3.17)          45.76         60.95         277,111
  1/1/94 to 11/30/94/**/............       0.00           0.00           31.61         21.67          18,397
  5/3/93++ to 12/31/93..............      (8.18)         (8.18)          25.98         24.49           1,645
  Class C
  12/1/97 to 5/31/98+++.............     $ (.58)        $ (.58)         $58.16         11.86%     $  219,120
  Year ended 11/30/97...............       (.42)          (.42)          52.57          6.55         184,194
  Year ended 11/30/96...............      (2.38)         (2.38)          49.76         15.17         108,488
  Year ended 11/30/95...............      (3.17)         (3.17)          45.77         60.98          43,161
  1/1/94 to 11/30/94/**/............       0.00           0.00           31.61         21.67           7,470
  5/3/93++ to 12/31/93..............      (8.18)         (8.18)          25.98         24.49           1,096

Quasar Fund
  Class A
  10/1/97 to 3/31/98+++.............     $(1.23)        $(1.23)         $31.41          7.97%     $  562,517
  Year ended 9/30/97................      (4.11)         (4.11)          30.37         27.81         402,081
  Year ended 9/30/96................      (4.81)         (4.81)          27.92         42.42         229,798
  Year ended 9/30/95................      (3.86)         (3.86)          24.16         30.73         146,663
  Year ended 9/30/94................       (.82)          (.82)          22.65         (4.05)        155,470
  Year ended 9/30/93................       (.88)          (.88)          24.43         31.58         228,874
  Year ended 9/30/92................       (.16)          (.16)          19.34         (8.34)        252,140
  Year ended 9/30/91................       0.00           (.06)          21.27         36.28         333,806
  Year ended 9/30/90................      (2.02)         (2.02)          15.67        (30.81)        251,102
  Year ended 9/30/89................       (.18)          (.18)          24.84         42.68         263,099
  Year ended 9/30/88................      (4.71)         (4.71)          17.60         (8.61)         90,713
  Class B
  10/1/97 to 3/31/98+++.............     $(1.23)        $(1.23)         $28.56          7.57%     $  716,818
  Year ended 9/30/97................      (4.11)         (4.11)          27.83         26.70         503,037
  Year ended 9/30/96................      (4.81)         (4.81)          26.13         41.48         112,490
  Year ended 9/30/95................      (3.86)         (3.86)          23.03         29.78          16,604
  Year ended 9/30/94................       (.82)          (.82)          21.92         (4.92)         13,901
  Year ended 9/30/93................       (.88)          (.88)          23.88         30.53          16,779
  Year ended 9/30/92................       (.16)          (.16)          19.07         (9.05)          9,454
  Year ended 9/30/91................       0.00           (.06)          21.14         35.54           7,346
  9/17/90++ to 9/30/90..............       0.00           0.00           15.66         (8.79)             71
  Class C
  10/1/97 to 3/31/98+++.............     $(1.23)        $(1.23)         $28.57          7.53%     $  206,104
  Year ended 9/30/97................      (4.11)         (4.11)          27.85         26.74         145,494
  Year ended 9/30/96................      (4.81)         (4.81)          26.14         41.46          28,541
  Year ended 9/30/95................      (3.86)         (3.86)          23.05         29.87           1,611
  Year ended 9/30/94................       (.82)          (.82)          21.92         (4.92)          1,220
  5/3/93++ to 9/30/93...............       0.00           0.00           23.88         17.46             118

International Fund
  Class A
  Year ended 6/30/98................     $(1.21)        $(1.26)         $18.55          6.79%     $  131,565
  Year ended 6/30/97................      (1.08)         (1.20)          18.69          9.30         190,173
  Year ended 6/30/96................      (1.05)         (1.05)          18.32         15.83         196,261
  Year ended 6/30/95................      (1.62)         (1.62)          16.81           .59         165,584
  Year ended 6/30/94................       (.56)          (.56)          18.38         18.68         201,916
  Year ended 6/30/93................       (.09)          (.13)          16.01          7.86         161,048
  Year ended 6/30/92................       0.00           (.07)          14.98          7.52         179,807
  Year ended 6/30/91................       (.47)          (.50)          14.00        (19.34)        214,442
  Year ended 6/30/90................      (2.11)         (2.15)          17.99         16.98         265,999
  Year ended 6/30/89................      (2.50)         (2.63)          17.24         27.65         166,003
-------------------------------------------------------------------------------------------------------------


                                                     Ratio Of Net
                                      Ratio Of       Investment
                                      Expenses       Income (Loss)
                                      To Average     To Average         Portfolio
    Fiscal Year or Period             Net Assets     Net Assets       Turnover Rate
    ---------------------             ----------     ----------       -------------
Premier Growth Fund (continued)
  Class C
  12/1/97 to 5/31/98+++.............    2.19%*        (1.10)%*                30%
  Year ended 11/30/97...............    2.24          (1.22)                  76
  Year ended 11/30/96...............    2.32           (.94)                  95
  Year ended 11/30/95...............    2.42           (.97)                 114
  Year ended 11/30/94...............    2.47          (1.16)                  98
  5/3/93++ to 11/30/93..............    2.79*         (1.35)*                 68

Technology Fund
  Class A
  12/1/97 to 5/31/98+++.............    1.63%*        (1.04)%*                31%
  Year ended 11/30/97...............    1.67(i)        (.97)                  51
  Year ended 11/30/96...............    1.74           (.87)                  30
  Year ended 11/30/95...............    1.75           (.77)                  55
  1/1/94 to 11/30/94/**/............    1.66*         (1.22)*                 55
  Year ended 12/31/93...............    1.73          (1.32)                  64
  Year ended 12/31/92...............    1.61           (.90)                  73
  Year ended 12/31/91...............    1.71           (.20)                 134
  Year ended 12/31/90...............    1.77           (.18)                 147
  Year ended 12/31/89...............    1.66            .02                  139
  Year ended 12/31/88...............    1.42           (.16)                 139
  Class B
  12/1/97 to 5/31/98+++.............    2.35%(i)*     (1.76)%*                31%
  Year ended 11/30/97...............    2.38(i)       (1.70)                  51
  Year ended 11/30/96...............    2.44          (1.61)                  30
  Year ended 11/30/95...............    2.48          (1.47)                  55
  1/1/94 to 11/30/94/**/............    2.43*         (1.95)*                 55
  5/3/93++ to 12/31/93..............    2.57*         (2.30)*                 64
  Class C
  12/1/97 to 5/31/98+++.............    2.35%(i)*     (1.77)%*                31%
  Year ended 11/30/97...............    2.38(i)       (1.70)                  51
  Year ended 11/30/96...............    2.44          (1.60)                  30
  Year ended 11/30/95...............    2.48          (1.47)                  55
  1/1/94 to 11/30/94/**/............    2.41*         (1.94)*                 55
  5/3/93++ to 12/31/93..............    2.52*         (2.25)*                 64

Quasar Fund
  Class A
  10/1/97 to 3/31/98+++.............    1.56%*         (.66)%*                63%
  Year ended 9/30/97................    1.67           (.91)                 135
  Year ended 9/30/96................    1.79          (1.11)                 168
  Year ended 9/30/95................    1.83          (1.06)                 160
  Year ended 9/30/94................    1.67          (1.15)                 110
  Year ended 9/30/93................    1.65          (1.00)                 102
  Year ended 9/30/92................    1.62           (.89)                 128
  Year ended 9/30/91................    1.64           (.22)                 118
  Year ended 9/30/90................    1.66            .16                   90
  Year ended 9/30/89................    1.73            .10                   90
  Year ended 9/30/88................    1.28           (.40)                  58
  Class B
  10/1/97 to 3/31/98+++.............    2.34%*        (1.44)%*                63%
  Year ended 9/30/97................    2.51          (1.73)                 135
  Year ended 9/30/96................    2.62          (1.96)                 168
  Year ended 9/30/95................    2.65          (1.88)                 160
  Year ended 9/30/94................    2.50          (1.98)                 110
  Year ended 9/30/93................    2.46          (1.81)                 102
  Year ended 9/30/92................    2.42          (1.67)                 128
  Year ended 9/30/91................    2.41          (1.28)                 118
  9/17/90++ to 9/30/90..............    2.09*          (.26)*                 90
  Class C
  10/1/97 to 3/31/98+++.............    2.33%*        (1.44)%*                63%
  Year ended 9/30/97................    2.50          (1.72)                 135
  Year ended 9/30/96................    2.61          (1.94)                 168
  Year ended 9/30/95................    2.64*         (1.76)*                160
  Year ended 9/30/94................    2.48          (1.96)                 110
  5/3/93++ to 9/30/93...............    2.49*         (1.90)*                102

International Fund
  Class A
  Year ended 6/30/98................    1.65%(f)       (.05)%                121%
  Year ended 6/30/97................    1.74(i)         .31                   94
  Year ended 6/30/96................    1.72            .31                   78
  Year ended 6/30/95................    1.73            .26                  119
  Year ended 6/30/94................    1.90           (.50)                  97
  Year ended 6/30/93................    1.88           (.14)                  94
  Year ended 6/30/92................    1.82            .07                   72
  Year ended 6/30/91................    1.73            .37                   71
  Year ended 6/30/90................    1.45            .33                   37
  Year ended 6/30/89................    1.41            .39                   87
------------------------------------------------------------------------------------

                                         Net                            Net             Net
                                        Asset                       Realized and      Increase                       Distributions
                                        Value                        Unrealized     (Decrease) In   Dividends From    In Excess Of
                                     Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment   Net Investment
  Fiscal Year or Period                 Period      Income (Loss)    Investments   From Operations       Income          Income
   -------------------               ------------  --------------  --------------  ---------------  --------------   --------------
International Fund (continued)
   Class B
   Year ended 6/30/98 .............     $17.71        $(.16)(b)(c)    $ 1.07            $  .91           $0.00         $0.00
   Year ended 6/30/97 .............      17.45         (.09)(b)         1.43              1.34            0.00          0.00
   Year ended 6/30/96 .............      16.19         (.07)(b)         1.38)             2.31            0.00          0.00
   Year ended 6/30/95 .............      17.90         (.01)           (0.08)             (.09)           0.00          0.00
   Year ended 6/30/94 .............      15.74         (.19)(b)         2.91              2.72            0.00          0.00
   Year ended 6/30/93 .............      14.81         (.12)            1.14              1.02            0.00          0.00
   Year ended 6/30/92                    13.93         (.11)(b)         1.02               .91)           (.03)         0.00
   9/17/90++ to 6/30/91 ...........      15.52          .03            (1.12)            (1.09)           (.03)         0.00
   Class C
   Year ended 6/30/98 .............     $17.73        $(.15)(b)(c)    $ 1.05            $  .90           $0.00         $0.00
   Year ended 6/30/97 .............      17.46         (.09)(b)         1.44              1.35            0.00          0.00
   Year ended 6/30/96 .............      16.20         (.07)(b)         2.38              2.31            0.00          0.00
   Year ended 6/30/95 .............      17.91         (.14)             .05              (.09)           0.00          0.00
   Year ended 6/30/94 .............      15.74         (.11)            2.84              2.73            0.00          0.00
   5/3/93++ to 6/30/93 ............      15.93         0.00             (.19)             (.19)           0.00          0.00

International Premier Growth fund
   Class A
   -------
   3/3/98+ to 5/31/98+++ ..........     $10.00        $ .04(b)(c)     $  .30            $  .34           $0.00         $0.00
   Class B
   -------
   3/3/98+ to 5/31/98+++ ..........     $10.00        $ .03(b)(c)     $  .30            $  .33           $0.00         $0.00
   Class C
   -------
   3/3/98+ to 5/31/98+++ ..........     $10.00        $ .02(b)(c)     $  .30            $  .32           $0.00         $0.00

Worldwide Privatization Fund
   Class A
   Year ended 6/30/98 .............     $13.26        $ .10(b)        $  .85            $  .95           $(.18)        $0.00
   Year ended 6/30/97 .............      12.13          .15(b)          2.55              2.70            (.15)         0.00
   Year ended 6/30/96 .............      10.18          .10(b)          1.85              1.95            0.00          0.00
   Year ended 6/30/95 .............       9.75          .06              .37               .43            0.00          0.00
   6/2/94+ to 6/30/94 .............      10.00          .01             (.26)             (.25)           0.00          0.00
   Class B
   Year ended 6/30/98 .............     $13.04        $ .02(b)        $  .82            $  .84           $(.15)        $0.00
   Year ended 6/30/97 .............      11.96          .08(b)          2.50              2.58            (.08)         0.00
   Year ended 6/30/96 .............      10.10         (.02)            1.88              1.86            0.00          0.00
   Year ended 6/30/95 .............       9.74          .02              .34               .36            0.00          0.00
   6/2/94+ to 6/30/94 .............      10.00          .00             (.26)             (.26)           0.00          0.00
   Class C
   Year ended 6/30/98 .............     $13.04        $ .05(b)        $  .79            $  .84           $(.15)        $0.00
   Year ended 6/30/97 .............      11.96          .12(b)          2.46              2.58            (.08)         0.00
   Year ended 6/30/96 .............      10.10          .03             1.83              1.86            0.00          0.00
   2/8/95++ to 6/30/9 .............       9.53          .05              .52               .57            0.00          0.00

New Europe Fund
   Class A
   Year ended 7/31/98 .............     $18.61        $ .05(b)        $ 5.28            $ 5.33           $0.00         $(.04)
   Year ended 7/31/97 .............      15.84          .07(b)          4.20              4.27            (.15)         (.03)
   Year ended 7/31/96 .............      15.11          .18             1.02              1.20            0.00          0.00
   Year ended 7/31/95 .............      12.66          .04             2.50              2.54            (.09)         0.00
   Period ended 7/31/94**..........      12.53          .09              .04               .13            0.00          0.00
   Year ended 2/28/94 .............       9.37          .02(b)          3.14              3.16            0.00          0.00
   Year ended 2/28/93 .............       9.81          .04             (.33)             (.29)           (.15)         0.00
   Year ended 2/29/92 .............       9.76          .02(b)           .05               .07            (.02)         0.00
   4/2/90+ to 2/28/91 .............      11.11(e)       .26             (.91)             (.65)           (.26)         0.00
   Class B
   Year ended 7/31/98 .............     $17.87        $(.08)(b)       $ 5.02            $ 4.94           $0.00         $0.00
   Year ended 7/31/97 .............      15.31         (.04)(b)         4.02              3.98            0.00          (.10)
   Year ended 7/31/96 .............      14.71          .08              .99              1.07            0.00          0.00
   Year ended 7/31/95 .............      12.41         (.05)            2.44              2.39            (.09)         0.00
   Period ended 7/31/94**..........      12.32          .07              .02               .09            0.00          0.00
   Year ended 2/28/94 .............       9.28         (.05)(b)         3.09              3.04            0.00          0.00
   Year ended 2/28/93 .............       9.74         (.02)            (.33)             (.35)           (.11)         0.00
   3/5/91++ to 2/29/92 ............       9.84         (.04)(b)         (.04)             (.08)           (.02)         0.00
   Class C
   Year ended 7/31/98 .............     $17.89        $(.08)(b)       $ 5.01            $ 4.93           $0.00         $0.00
   Year ended 7/31/97 .............      15.33         (.04)(b)         4.02              3.98            0.00          (.10)
   Year ended 7/31/96 .............      14.72          .08             1.00              1.08            0.00          0.00
   Year ended 7/31/95 .............      12.42         (.07)            2.46              2.39            (.09)         0.00
   Period ended 7/31/94**..........      12.33          .06              .03               .09            0.00          0.00
   5/3/93++ to 2/28/94 .............     10.21         (.04)(b)         2.16              2.12            0.00          0.00

All-Asia Investment Fund
   Class A
   11/1/97 to 4/30/98+++...........     $ 7.54        $(.07)(b)(c)    $ (.26)           $ (.33)          $0.00         $0.00
   Year ended 10/31/97 .............     11.04         (.21)(b)(c)     (2.95)            (3.16)           0.00          0.00
   Year ended 10/31/96 .............     10.45         (.21)(b)(c)       .88               .67            0.00          0.00
   11/28/94+ to 10/31/9 ............     10.00         (.19)(c)          .64               .45            0.00          0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 18.

                                                                                                Total               Net Assets
                                                              Total       Net Asset           Investment             At End of
                                          Distributions     Dividends       Value            Return Based              Period
                                            From Net           And          End of           On Net Asset              (000's
  Fiscal Year or Period                   Realized Gains   Distributions    Period              Value (a)              omitted)
   -------------------                    --------------   --------------   ----------        ------------           ------------
International Fund (continued)
   Class B
   Year ended 6/30/98 .............            $(1.21)        $(1.21)         $17.41                5.92%              $   71,370
   Year ended 6/30/97 .............             (1.08)         (1.08)          17.71                8.37                   77,725
   Year ended 6/30/96 .............             (1.05)         (1.05)          17.45               14.87                   72,470
   Year ended 6/30/95 .............             (1.62)         (1.62)          16.19                (.22)                  48,998
   Year ended 6/30/94 .............              (.56)          (.56)          17.90               17.65                   29,943
   Year ended 6/30/93 .............              (.09)          (.09)          14.74                6.98                    6,363
   Year ended 6/30/92 .............              0.00           (.03)          14.81                6.54                    5,585
   9/17/90++ to 6/30/91 ...........              (.47)          (.50)          13.93               (6.97)                   3,515

   Class C
   Year ended 6/30/98 .............            $(1.21)        $(1.21)         $17.42                5.85%              $   20,428
   Year ended 6/30/97 .............             (1.08)         (1.08)          17.73                8.42                   23,268
   Year ended 6/30/96 .............             (1.05)         (1.05)          17.46               14.85                   26.965
   Year ended 6/30/95 .............             (1.62)         (1.62)          16.20                (.22)                  19,395
   Year ended 6/30/94 .............              (.56)          (.56)          17.91               17.72                   13,503
   5/3/93++ to 6/30/93 ............              0.00           0.00           15.74               (1.19)                     229

International Premier Growth fund
   Class A
   3/3/98+ to 5/31/98+++ ..........              0.00           0.00           10.34                3.40                    2,764
   Class B
   3/3/98+ to 5/31/98+++ ..........              0.00           0.00           10.33                3.30                    7,042
   Class C
   3/3/98+ to 5/31/98+++ ..........              0.00           0.00           10.32                3.20                    1,017

Worldwide Privatization Fund
   Class A
   Year ended 6/30/98 .............            $(1.36)        $(1.54)         $12.67                9.11%              $  467,960
   Year ended 6/30/97 .............             (1.42)         (1.57)          13.26               25.16                  561,793
   Year ended 6/30/96 .............              0.00           0.00           12.13               19.16                  672,732
   Year ended 6/30/95 .............              0.00           0.00           10.18                4.41                   13,535
   6/2/94+ to 6/30/94 .............              0.00           0.00            9.75               (2.50)                   4,990
   Class B
   Year ended 6/30/98 .............            $(1.36)        $(1.51)         $12.37                8.34%              $  156,348
   Year ended 6/30/97 .............             (1.42)         (1.50)          13.04               24.34                  121,173
   Year ended 6/30/96 .............              0.00           0.00           11.96               18.42                   83,050
   Year ended 6/30/95 .............              0.00           0.00           10.10                3.70                   79,359
   6/2/94+ to 6/30/94 .............              0.00           0.00            9.74               (2.60)                  22,859
   Class C
   Year ended 6/30/98 .............            $(1.36)        $(1.51)         $12.37                8.34%              $   26,635
   Year ended 6/30/97 .............             (1.42)         (1.50)          13.04               24.33                   12,929
   Year ended 6/30/96 .............              0.00           0.00           11.96               18.42                    2,383
   2/8/95++ to 6/30/9 .............              0.00           0.00           10.10                5.98                      338

New Europe Fund
   Class A
   Year ended 7/31/98 .............            $(2.05)        $(2.09)         $21.85               32.21%              $  130,777
   Year ended 7/31/97 .............             (1.32)         (1.50)          18.61               28.78                   78,578
   Year ended 7/31/96 .............              (.47)          (.47)          15.84                8.20                   74,026
   Year ended 7/31/95 .............              0.00           (.09)          15.11               20.22                   86,112
   Period ended 7/31/94**..........              0.00           0.00           12.66                1.04                   86,739
   Year ended 2/28/94 .............              0.00           0.00           12.53               33.73                   90,372
   Year ended 2/28/93 .............              0.00           (.15)           9.37               (2.82)                  79,285
   Year ended 2/29/92 .............              0.00           (.02)           9.81                 .74                  108,510
   4/2/90+ to 2/28/91 .............              (.44)          (.70)           9.76               (5.63)                 188,016
   Class B
   Year ended 7/31/98 .............            $(2.05)        $(2.05)         $20.76               31.22%              $  137,425
   Year ended 7/31/97 .............             (1.32)         (1.42)          17.87               27.76                   77,032
   Year ended 7/31/96 .............              (.47)          (.47)          15.31                7.53                   42,662
   Year ended 7/31/95 .............              0.00           (.09)          14.71               19.42                   34,527
   Period ended 7/31/94**..........              0.00           0.00           12.41                 .73                   31,404
   Year ended 2/28/94 .............              0.00           0.00           12.32               32.76                   20,729
   Year ended 2/28/93 .............              0.00           (.11)           9.28               (3.49)                   1,732
   3/5/91++ to 2/29/92.............              0.00           (.02)           9.74                 .03                    1,423
   Class C
   Year ended 7/31/98 .............            $(2.05)        $(2.05)         $20.77               31.19%              $   39,618
   Year ended 7/31/97 .............             (1.32)         (1.42)          17.89               27.73                   16,907
   Year ended 7/31/96 .............              (.47)          (.47)          15.33                7.59                   10,141
   Year ended 7/31/95 .............              0.00           (.09)          14.72               19.40                    7,802
   Period ended 7/31/94**..........              0.00           0.00           12.42                 .73                   11,875
   5/3/93++ to 2/28/94.............              0.00           0.00           12.33               20.77                   10,886

All-Asia Investment Fund
   Class A
   11/1/97 to 4/30/98  ............            $ 0.00         $(0.00)         $ 7.21               (4.38)%             $    4,816
   Year ended 10/31/97 ............               .34            .34            7.54              (29.61)                   5,916
   Year ended 10/31/96 ............              (.08)          (.08)          11.04                6.43                   12,284
   11/28/94+ to 10/31/95...........              0.00           0.00)          10.45                4.50                    2,870






                                                            Ratio of Net
                                              Ratio of       Investment
                                              Expenses      Income (Loss)
                                             To Average       To Average      Portfolio
                                             Net Assets       Net Assets   Turnover Rate
                                            ------------    ------------- ---------------
   Class B
   Year ended 6/30/98 .............              2.49%(f)       (.90)%           121%
   Year ended 6/30/97 .............              2.59 (i)       (.51)             94
   Year ended 6/30/96 .............              2.55           (.46)             78
   Year ended 6/30/95 .............              2.57           (.62)            119
   Year ended 6/30/94 .............              2.78          (1.15)             97
   Year ended 6/30/93 .............              2.70           (.96)             94
   Year ended 6/30/92 .............              2.68           (.70)             72
   9/17/90++ to 6/30/91 ...........              3.39*           .84*             71


   Class C
   Year ended 6/30/98 .............              2.48%(f)       (.90)%           121%
   Year ended 6/30/97 .............              2.58           (.51)             94
   Year ended 6/30/96 .............              2.53           (.47)             78
   Year ended 6/30/95 .............              2.54           (.88)            119
   Year ended 6/30/94 .............              2.78          (1.12)             97
   5/3/93++ to 6/30/93 ............              2.57*           .08*             94

International Premier Growth fund
   Class A
   3/3/98+ to 5/31/98+++ ..........              2.50%*         2.08%*            26%
   Class B
   3/3/98+ to 5/31/98+++ ..........              3.20%          1.59%*            26%
   Class C
   3/3/98+ to 5/31/98+++ ..........              3.20%          1.42%*            26%

Worldwide Privatization Fund
   Class A
   Year ended 6/30/98 .............              1.73%           .80%             53%
   Year ended 6/30/97 .............              1.72           1.27              48
   Year ended 6/30/96 .............              1.87            .95              28
   Year ended 6/30/95 .............              2.56            .66              36
   6/2/94+ to 6/30/94 .............              2.75*          1.03*              0
   Class B
   Year ended 6/30/98 .............              2.45%           .20%             53%
   Year ended 6/30/97 .............              2.43            .66              48
   Year ended 6/30/96 .............              2.83           (.20)             28
   Year ended 6/30/95 .............              3.27            .01              36
   6/2/94+ to 6/30/94 .............              3.45*           .33*              0
   Class C
   Year ended 6/30/98 .............              2.44%           .38%             53%
   Year ended 6/30/97 .............              2.42           1.06              48
   Year ended 6/30/96 .............              2.57            .63              28
   2/8/95++ to 6/30/9 .............              3.27*          2.65*             36

New Europe Fund
   Class A
   Year ended 7/31/98 .............              1.85%(i)        .25%             99%
   Year ended 7/31/97 .............              2.05 (i)        .40              89
   Year ended 7/31/96 .............              2.14           1.10              69
   Year ended 7/31/95 .............              2.09            .37              74
   Period ended 7/31/94**..........              2.06*          1.85*             35
   Year ended 2/28/94 .............              2.30            .17              94
   Year ended 2/28/93 .............              2.25            .47             125
   Year ended 2/29/92 .............              2.24            .16              34
   4/2/90+ to 2/28/91 .............              1.52*          2.71*             48
   Class B
   Year ended 7/31/98 .............              2.56%(i)       (.40)%            99%
   Year ended 7/31/97 .............              2.75 (i)       (.23)             89
   Year ended 7/31/96 .............              2.86            .59              69
   Year ended 7/31/95 .............              2.79           (.33)             74
   Period ended 7/31/94**..........              2.76           1.15*             35
   Year ended 2/28/94 .............              3.02           (.52)             94
   Year ended 2/28/93 .............              3.00           (.50)            125
   3/5/91++ to 2/29/92.............              3.02*          (.71)*            34
   Class C
   Year ended 7/31/98 .............              2.56%(i)       (.41)%            99%
   Year ended 7/31/97 .............              2.74 (i)       (.23)             89
   Year ended 7/31/96 .............              2.87            .58              69
   Year ended 7/31/95 .............              2.78           (.33)             74
   Period ended 7/31/94**..........              2.76*          1.15*             35
   5/3/93++ to 2/28/94.............              3.00*          (.52)*            94

All-Asia Investment Fund
   Class A
   11/1/97 to 4/30/98  ............              3.74%*        (1.86)%*           87%
   Year ended 10/31/97 ............              3.45 (f)      (1.97)             70
   Year ended 10/31/96 ............              3.37*(f)      (1.75)             66
   11/28/94+ to 10/31/95...........              4.42*(f)      (1.87)*            90


                                           Net                                      Net               Net
                                          Asset                                 Realized and        Increase
                                          Value                                  Unrealized       (Decrease) In       Dividends From
                                       Beginning Of        Net Investment      Gain (Loss) On    Net Asset Value      Net Investment
  Fiscal Year or Period                   Period            Income (Loss)        Investments     From Operations           Income
   -------------------                 ------------        --------------      --------------    ---------------      --------------

All-Asia Investment Fund (continued)
   Class B
   11/1/97 to 4/30/98+++.....             $ 7.39              $(.09)(b)(c)        $ (.25)             $ (.34)              $0.00
   Year ended 10/31/97.......              10.90               (.28)(b)(c)         (2.89)              (3.17)               0.00
   Year ended 10/31/96.......              10.41               (.28)(b)(c)           .85                 .57                0.00
   11/28/94+ to 10/31/95.....              10.00               (.25)(c)              .66                 .41                0.00
   Class C
   11/1/97 to 4/30/98+++.....             $ 7.40              $(.09)(b)(c)        $ (.25)             $ (.34)              $0.00
   Year ended 10/31/97.......             $10.91              $(.27)(b)(c)        $(2.90)             $(3.17)              $0.00
   Year ended 10/31/96.......              10.41               (.28)(b)(c)           .86                 .58                0.00
   11/28/94+ to 10/31/95.....              10.00               (.35)(c)              .76                 .41                0.00
Greater China '97 Fund
   Class A
   September 3, 1997 to 7/31/98.....      $10.00              $ .08(b)(c)         $(5.18)             $(5.10)              $(.06)
   Class B
   September 3, 1997 to 7/31/98.....      $10.00              $ .03(b)(c)         $(5.17)             $(5.14)              $(.03)
   Class c
   September 3, 1997 to 7/31/98.....      $10.00              $ .03(b)(c)         $(5.17)             $(5.14)              $(.03)
Global Small Cap Fund
   Class A
   Year ended 7/31/98........             $12.87              $(.11)(b)           $  .37              $  .26               $0.00
   Year ended 7/31/97........              11.61               (.15)(b)             2.97                2.82                0.00
   Year ended 7/31/96........              10.38               (.14)(b)             1.90                1.76                0.00
   Year ended 7/31/95........              11.08               (.09)                1.50                1.41                0.00
   Period ended 7/31/94**....              11.24               (.15)(b)             (.01)               (.16)               0.00
   Year ended 9/30/93........               9.33               (.15)                2.49                2.34                0.00
   Year ended 9/30/92........              10.55               (.16)               (1.03)              (1.19)               0.00
   Year ended 9/30/91........               8.26               (.06)                2.35                2.29                0.00
   Year ended 9/30/90........              15.54               (.05)(b)            (4.12)              (4.17)               0.00
   Year ended 9/30/89........              11.41               (.03)                4.25                4.22                0.00
   Class B
   Year ended 7/31/98........             $12.03              $(.18)(b)           $  .34              $  .16               $0.00
   Year ended 7/31/97........              11.03               (.21)(b)             2.77                2.56                0.00
   Year ended 7/31/96........               9.95               (.20)(b)             1.81                1.61                0.00
   Year ended 7/31/95........              10.78               (.12)                1.40                1.28                0.00
   Period ended 7/31/94**....              11.00               (.17)(b)             (.05)               (.22)               0.00
   Year ended 9/30/93........               9.20               (.15)                2.38                2.23                0.00
   Year ended 9/30/92........              10.49               (.20)               (1.06)              (1.26)               0.00
   Year ended 9/30/91........               8.26               (.07)                2.30                2.23                0.00
   9/17/90++ to 9/30/90......               9.12               (.01)                (.85)               (.86)               0.00
   Class C
   Year ended 7/31/98........             $12.05              $(.19)(b)           $  .35              $  .16               $0.00
   Year ended 7/31/97........              11.05               (.22)(b)             2.78                2.56                0.00
   Year ended 7/31/96........               9.96               (.20)(b)             1.82                1.62                0.00
   Year ended 7/31/95........              10.79               (.17)                1.45                1.28                0.00
   Period ended 7/31/94**....              11.00               (.17)(b)             (.04)               (.21)               0.00
   5/3/93++ to 9/30/93.......               9.86               (.05)                1.19                1.14                0.00
Global Environment Fund (k)
   Class A
   11/1/97 to 4/30/98++......             $18.77              $(.14)(b)           $ 1.30              $ 1.16               $0.00
   Year ended 10/31/97 ......              16.48               (.23)(b)             3.65                3.42                0.00
   Year ended 10/31/96 ......              12.37               (.13)(b)             4.26                4.13                (.02)
   Year ended 10/31/95 ......              11.74                .03                  .60                 .63                0.00
   Year ended 10/31/94 ......              10.97               0.00                  .77                 .77                0.00
   Year ended 10/31/93 ......              10.78                .01                  .18                 .19                0.00
   Year ended 10/31/92 ......              13.12                .01                (2.17)              (2.16)               (.10)
   Year ended 10/31/91 ......              12.46                .13                  .87                1.00                (.25)
   6/1/90+ to 10/31/90 ......              13.83                .20                (1.57)              (1.37)               0.00
   Class B
   11/1/97 to 4/30/98++......             $18.76              $(.15)(b)           $ 1.30              $ 1.15               $0.00
   10/3/97++to 10/31/97......              19.92               (.20)(b)             (.96)              (1.16)               0.00
   Class C
   11/1/97 to 4/30/98++......             $19.15              $(.16)(b)           $ 0.88              $  .72               $0.00
Balanced Shares
   Class A
   Year ended 7/31/98 .......             $16.17              $ .33 (b)           $ 1.86              $ 2.19               $(.32)
   Year ended 7/31/97 .......              14.01                .31(b)              3.97                4.28                (.32)
   Year ended 7/31/96 .......              15.08                .37                  .45                 .82                (.41)
   Year ended 7/31/95 .......              13.38                .46                 1.62                2.08                (.36)
   Period ended 7/31/94** ...              14.40                .29                 (.74)               (.45)               (.28)
   Year ended 9/30/93 .......              13.20                .34                 1.29                1.63                (.43)
   Year ended 9/30/92 .......              12.64                .44                  .57                1.01                (.45)
   Year ended 9/30/91 .......              10.41                .46                 2.17                2.63                (.40)
   Year ended 9/30/90 .......              14.13                .45                (2.14)              (1.69)               (.40)
   Year ended 9/30/89 .......              12.53                .42                 2.18                2.60                (.46)
   Class B
   Year ended 7/31/98 .......             $15.83              $ .21(b)            $ 1.81              $ 2.02               $(.24)
   Year ended 7/31/97 .......              13.79                .19(b)              3.89                4.08                (.24)
   Year ended 7/31/96 .......              14.88                .28                  .42                 .70                (.31)
   Year ended 7/31/95 .......              13.23                .30                 1.65                1.95                (.28)
   Period ended 7/31/94** ...              14.27                .22                 (.75)               (.53)               (.22)
   Year ended 9/30/93 .......              13.13                .29                 1.22                1.51                (.37)
   Year ended 9/30/92 .......              12.61                .37                  .54                 .91                (.39)
   2/4/91++ to 9/30/91 ......              11.84                .25                  .80                1.05                (.28)
   2/4/91++ to 9/30/91 ......              11.84                .25                  .80                1.05                (.28)

                                    Distributions
                                     In Excess Of
                                    Net Investment
  Fiscal Year or Period                 Income
   -------------------              --------------

All-Asia Investment Fund (continued)
   Class B
   11/1/97 to 4/30/98+++.....            $0.00
   Year ended 10/31/97.......             0.00
   Year ended 10/31/96.......             0.00
   11/28/94+ to 10/31/95.....             0.00
   Class C
   11/1/97 to 4/30/98+++.....            $0.00
   Year ended 10/31/97.......             0.00
   Year ended 10/31/96.......             0.00
   11/28/94+ to 10/31/95.....             0.00
Greater China '97 Fund
   Class A
   September 3, 1997 to 7/31/98.....     $0.00
   Class B
   September 3, 1997 to 7/31/98.....     $(.01)
   Class c
   September 3, 1997 to 7/31/98.....     $(.01)
Global Small Cap Fund
   Class A
   Year ended 7/31/97........            $0.00
   Year ended 7/31/97........             0.00
   Year ended 7/31/96........             0.00
   Year ended 7/31/95........             0.00
   Period ended 7/31/94**....             0.00
   Year ended 9/30/93........             0.00
   Year ended 9/30/92........             0.00
   Year ended 9/30/91........             0.00
   Year ended 9/30/90........             0.00
   Year ended 9/30/89........             0.00
   Year ended 9/30/88........             0.00
   Class B
   Year ended 7/31/97........            $0.00
   Year ended 7/31/97........             0.00
   Year ended 7/31/96........             0.00
   Year ended 7/31/95........             0.00
   Period ended 7/31/94**....             0.00
   Year ended 9/30/93........             0.00
   Year ended 9/30/92........             0.00
   Year ended 9/30/91........             0.00
   9/17/90++ to 9/30/90......             0.00
   Class C
   Year ended 7/31/98........            $0.00
   Year ended 7/31/97........             0.00
   Year ended 7/31/97........             0.00
   Year ended 7/31/96........             0.00
   Year ended 7/31/95........             0.00
   Period ended 7/31/94**....             0.00
   5/3/93++ to 9/30/93.......             0.00
Global Environment Fund (k)
   Class A
   11/1/97 to 4/30/98++......            $0.00
   Year ended 10/31/97 ......             0.00
   Year ended 10/31/96 ......             0.00
   Year ended 10/31/95 ......             0.00
   Year ended 10/31/94 ......             0.00
   Year ended 10/31/93 ......             0.00
   Year ended 10/31/92 ......             0.00
   Year ended 10/31/91 ......             0.00
   6/1/90+ to 10/31/90 ......             0.00
   Class B
   11/1/97 to 4/30/98++......            $0.00
   10/3/97++to 10/31/97......             0.00
   Class C
   11/1/97 to 4/30/98++......            $0.00
Balanced Shares
   Class A
   Year ended 7/31/98 .......            $0.00
   Year ended 7/31/97 .......             0.00
   Year ended 7/31/96 .......             0.00
   Year ended 7/31/95 .......             0.00
   Period ended 7/31/94** ...             0.00
   Year ended 9/30/93 .......             0.00
   Year ended 9/30/92 .......             0.00
   Year ended 9/30/91 .......             0.00
   Year ended 9/30/90 .......             0.00
   Year ended 9/30/89 .......             0.00
   Class B
   Year ended 7/31/98 .......            $0.00
   Year ended 7/31/97 .......             0.00
   Year ended 7/31/96 .......             0.00
   Year ended 7/31/95 .......             0.00
   Period ended 7/31/94** ...             0.00
   Year ended 9/30/93 .......             0.00
   Year ended 9/30/92 .......             0.00
   2/4/91++ to 9/30/91 ......             0.00
   2/4/91++ to 9/30/91 ......             0.00

--------------------------------------------------------------------------------
Please refer to footnotes on page 18.

                                                                                                 Total           Net Assets
                                                              Total           Net Asset        Investment        At End Of
                                         Distributions      Dividends           Value         Return Based         Period
                                            From Net           And              End Of        on Net Asset         (000's
  Fiscal Year or Period                  Realized Gains   Distributions         Period          Value (a)         omitted)
   -------------------                   --------------   -------------       ---------       ------------       ----------
All-Asia Investment Fund (continued)
   Class B
   11/1/97 to 4/30/98+++.....               $ (0.00)         $ (.00)             $ 7.05          (4.60)%          $ 11,139
   Year ended 10/31/97.......                  (.34)           (.34)               7.39         (30.09)             11,439
   Year ended 10/31/96.......                  (.08)           (.08)              10.90           5.49              23,784
   11/28/94+ to 10/31/95.....                  0.00            0.00               10.41           4.10               5,170
   Class C
   11/1/97 to 4/30/98+++.....               $ (0.00)         $(0.00)             $ 7.06          (4.60)%          $  1,981
   Year ended 10/31/97.......                  (.34)           (.34)               7.40         (30.06)              1,859
   Year ended 10/31/96.......                  (.08)           (.08)              10.91           5.59               4,228
   11/28/94+ to 10/31/95.....                  0.00            0.00               10.41           4.10                 597

Greater China '97 Fund
   Class A
   September 3, 1997 to 7/31/98.....        $  0.00          $ (.06)             $ 4.84         (51.20)%          $    445
   Class B
   September 3, 1997 to 7/31/98.....        $  0.00            (.04)             $ 4.82         (51.53)%          $  1,551
   Class C
   September 3, 1997 to 7/31/98.....        $  0.00            (.04)             $ 4.82         (51.53)%          $    102

Global Small Cap Fund
   Class A
   Year ended 7/31/98........               $ ( .99)         $( .99)             $12.14           2.49%           $ 82,843
   Year ended 7/31/97........                 (1.56)          (1.56)              12.87          26.47              85,217
   Year ended 7/31/96........                  (.53)           (.53)              11.61          17.46              68,623
   Year ended 7/31/95........                 (2.11)(h)       (2.11)              10.38          16.62              60,057
   Period ended 7/31/94**....                  0.00            0.00               11.08          (1.42)             61,372
   Year ended 9/30/93........                  (.43)           (.43)              11.24          25.83              65,713
   Year ended 9/30/92........                  (.03)           (.03)               9.33         (11.30)             58,491
   Year ended 9/30/91........                  0.00            0.00               10.55          27.72              84,370
   Year ended 9/30/90........                 (3.11)          (3.11)               8.26         (31.90)             68,316
   Year ended 9/30/89........                  (.09)           (.09)              15.54          37.34             113,583
   Class B
   Year ended 7/31/98........               $ ( .99)         $( .99)             $11.20           1.80%           $ 38,827
   Year ended 7/31/97........                 (1.56)          (1.56)              12.03          25.42              31,946
   Year ended 7/31/96........                  (.53)           (.53)              11.03          16.69              14,247
   Year ended 7/31/95........                 (2.11)(h)       (2.11)               9.95          15.77               5,164
   Period ended 7/31/94**....                  0.00            0.00               10.78          (2.00)              3,889
   Year ended 9/30/93........                  (.43)           (.43)              11.00          24.97               1,150
   Year ended 9/30/92........                  (.03)           (.03)               9.20         (12.03)                819
   Year ended 9/30/91........                  0.00            0.00               10.49          27.00                 121
   9/17/90++ to 9/30/90......                  0.00            0.00                8.26          (9.43)                183
   Class C
   Year ended 7/31/98........               $ ( .99)         $( .99)             $11.22           1.79%           $  9,471
   Year ended 7/31/97........                 (1.56)          (1.56)              12.05          25.37               8,718
   Year ended 7/31/96........                  (.53)           (.53)              11.05          16.77               4,119
   Year ended 7/31/95........                 (2.11)(h)       (2.11)               9.96          15.75               1,407
   Period ended 7/31/94**....                  0.00            0.00               10.79          (1.91)              1,330
   5/3/93++ to 9/30/93.......                  0.00            0.00               11.00          11.56                 261

Global Environment Fund (k)
   Class A
   11/1/97 to 4/30/98++......               $(9.07)          $(9.07)             $10.86          16.53%           $ 29,087
   Year ended 10/31/97 ......                (1.13)           (1.13)              18.77          23.51              52,378
   Year ended 10/31/96 ......                 0.00             (.02)              16.48          33.48             100,271
   Year ended 10/31/95 ......                 0.00             0.00               12.37           5.37              85,416
   Year ended 10/31/94 ......                 0.00             0.00               11.74           7.02              81,102
   Year ended 10/31/93 ......                 0.00             0.00               10.97           1.76              75,805
   Year ended 10/31/92 ......                 (.08)            (.18)              10.78         (16.59)             74,442
   Year ended 10/31/91 ......                 (.09)            (.34)              13.12           8.66              90,612
   6/1/90+ to 10/31/90 ......                 0.00             0.00               12.46         (10.68)             86,041
   Class B
   11/1/97 to 4/30/98++......               $(9.07)          $(9.07)             $10.84          16.50%           $    114
   10/3/97++to 10/31/97......                 0.00            $0.00              $18.76          (5.82)                235
   Class C
   11/1/97 to 4/30/98++......               $(9.07)          $(9.07)             $10.80          13.78%           $      4

Balanced Shares
   Class A
   Year ended 7/31/98 .......               $ 2.07           $(2.39)             $15.97          14.99%           $123,623
   Year ended 7/31/97 .......                 1.80            (2.12)              16.17          33.46             115,500
   Year ended 7/31/96 .......                (1.48)           (1.89)              14.01           5.23             102,567
   Year ended 7/31/95 .......                 (.02)            (.38)              15.08          15.99             122,033
   Period ended 7/31/94** ...                 (.29)            (.57)              13.38          (3.21)            157,637
   Year ended 9/30/93 .......                 0.00             (.43)              14.40          12.52             172,484
   Year ended 9/30/92 .......                 0.00             (.45)              13.20           8.14             143,883
   Year ended 9/30/91 .......                 0.00             (.40)              12.64          25.52             154,230
   Year ended 9/30/90 .......                (1.63)           (2.03)              10.41         (13.12)            140,913
   Year ended 9/30/89 .......                 (.54)           (1.00)              14.13          22.27             159,290
   Class B
   Year ended 7/31/98 .......               $ 2.07           $(2.31)             $15.54          14.13%           $ 47,728
   Year ended 7/31/97 .......                 1.80            (2.04)              15.83          32.34              24,192
   Year ended 7/31/96 .......                (1.48)           (1.79)              13.79           4.45              18,393
   Year ended 7/31/95 .......                 (.02)            (.30)              14.88          15.07              15,080
   Period ended 7/31/94** ...                 (.29)            (.51)              13.23          (3.80)             14,347
   Year ended 9/30/93 .......                 0.00             (.37)              14.27          11.65              12,789
   Year ended 9/30/92 .......                 0.00             (.39)              13.13           7.32               6,499
   2/4/91++ to 9/30/91 ......                 0.00             (.28)              12.61           8.96               1,830
   2/4/91++ to 9/30/91 ......                 0.00

                                                       Ratio Of Net
                                      Ratio Of          Investment
                                      Expenses         Income (Loss)
                                     To Average         To Average        Portfolio
  Fiscal Year or Period              Net Assets         Net Assets      Turnover Rate
  ---------------------              ----------         ----------      -------------
All-Asia Investment Fund (continued)
   Class B
   11/1/97 to 4/30/98+++.....           4.46%*             (2.56)%*           87%
   Year ended 10/31/97.......           4.15(f)            (2.67)             70
   Year ended 10/31/96.......           4.07(f)            (2.44)             66
   11/28/94+ to 10/31/95.....           5.20*(f)           (2.64)*            90
   Class C
   11/1/97 to 4/30/98+++.....           4.47%*             (2.56)%*           87%
   Year ended 10/31/97.......           4.15(f)            (2.66)             70
   Year ended 10/31/96.......           4.07(f)            (2.42)             66
   11/28/94+ to 10/31/95.....           5.84*(f)           (3.41)             90

Greater China '97 Fund
   Class A
   September 3, 1997 to 7/31/98.....    2.52%(f)(i)         1.20%             58%
   Class B
   September 3, 1997 to 7/31/98.....    3.22%(f)(i)          .53%*            58%
   Class C
   September 3, 1997 to 7/31/98.....    3.22%(f)(i)          .50%             58%

Global Small Cap Fund
   Class A
   Year ended 7/31/98........           2.16%(i)            (.88)%           113%
   Year ended 7/31/97........           2.41(i)            (1.25)            129
   Year ended 7/31/96........           2.51               (1.22)            139
   Year ended 7/31/95........           2.54(f)            (1.17)            128
   Period ended 7/31/94**....           2.42*              (1.26)*            78
   Year ended 9/30/93........           2.53               (1.13)             97
   Year ended 9/30/92........           2.34                (.85)            108
   Year ended 9/30/91........           2.29                (.55)            104
   Year ended 9/30/90........           1.73                (.46)             89
   Year ended 9/30/89........           1.56                (.17)            106
   Class B
   Year ended 7/31/98........           2.88%(i)           (1.58)%           113%
   Year ended 7/31/97........           3.11(i)            (1.92)            129
   Year ended 7/31/96........           3.21               (1.88)            139
   Year ended 7/31/95........           3.20(f)            (1.92)            128
   Period ended 7/31/94**....           3.15*              (1.93)*            78
   Year ended 9/30/93........           3.26               (1.85)             97
   Year ended 9/30/92........           3.11               (1.31)            108
   Year ended 9/30/91........           2.98               (1.39)            104
   9/17/90++ to 9/30/90......           2.61*              (1.30)*            89
   Class C
   Year ended 7/31/98........           2.88%(i)           (1.59)%           113%
   Year ended 7/31/97........           3.10(i)            (1.93)            129
   Year ended 7/31/96........           3.19               (1.85)            139
   Year ended 7/31/95........           3.25(f)            (2.10)            128
   Period ended 7/31/94**....           3.13*              (1.92)*            78
   5/3/93++ to 9/30/93.......           3.75*              (2.51)*            97

Global Environment Fund (k)
   Class A
   11/1/97 to 4/30/98++............     2.75%*             (2.31)%*          199%
   Year ended 10/31/97 ............     2.39               (1.35)            145
   Year ended 10/31/96 ............     1.60                (.85)            268
   Year ended 10/31/95 ............     1.57                 .21             109
   Year ended 10/31/94 ............     1.67                (.04)             42
   Year ended 10/31/93 ............     1.62                 .15              25
   Year ended 10/31/92 ............     1.63                 .10              41
   Year ended 10/31/91 ............     1.49                 .95              32
   6/1/90+ to 10/31/90 ............     1.72*               3.95*              4
   Class B
   11/1/97++ to 4/30/98++..........     3.55%              (3.08)%*          199%
   10/3/97++ to 10/31/97 ..........    20.84               (1.03)            145
   Class C
   11/1/97++ to 4/30/98++..........     3.32%*             (2.71)%           199%

Balanced Shares
   Class A
   Year ended 7/31/98 .............     1.30%(i)            2.07%            145%
   Year ended 7/31/97 .............     1.47(i)             2.11             207
   Year ended 7/31/96 .............     1.38                2.41             227
   Year ended 7/31/95 .............     1.32                3.12             179
   Period ended 7/31/94** .........     1.27*               2.50*            116
   Year ended 9/30/93 .............     1.35                2.50             188
   Year ended 9/30/92 .............     1.40                3.26             204
   Year ended 9/30/91 .............     1.44                3.75              70
   Year ended 9/30/90 .............     1.36                4.01             169
   Year ended 9/30/89 .............     1.42                3.29             132
   Class B
   Year ended 7/31/98 .............     2.06%(i)            1.34%            145%
   Year ended 7/31/97 .............     2.25(i)             1.32             207
   Year ended 7/31/96 .............     2.16                1.61             227
   Year ended 7/31/95 .............     2.11                2.30             179
   Period ended 7/31/94** .........     2.05*               1.73*            116
   Year ended 9/30/93 .............     2.13                1.72             188
   Year ended 9/30/92 .............     2.16                2.46             204
   2/4/91++ to 9/30/91 ............     2.13*               3.19*             70

--------------------------------------------------------------------------------


                                        Net                           Net              Net
                                       Asset                      Realized and       Increase
                                       Value                       Unrealized       (Decrease) In    Dividends From   Distributions
                                   Beginning Of   Net Investment  Gain (Loss) On   Net Asset Value   Net Investment     From Net
Fiscal Year or Period                  Period     Income (Loss)    Investments      From Operations      Income       Realized Gains
___________________               ______________  _____________   _______________  ______________    ______________   ______________
Balanced Shares (continued)
Class C
Year ended 7/31/98 .............    $15.86       $ .21(b)             $1.81             $ 2.02           $ (.24)         $(2.07)
Year ended 7/31/97 .............     13.81         .20(b)              3.89               4.09             (.24)          (1.80)
Year ended 7/31/96 .............     14.89         .26                  .45                .71             (.31)          (1.48)
Year ended 7/31/95 .............     13.24         .30                 1.65               1.95             (.28)           (.02)
Period ended 7/31/94** .........     14.28         .24                 (.77)              (.53)            (.22)           (.29)
5/3/93++ to 9/30/93.............     13.63         .11                  .71                .82             (.17)           0.00
Utility Income Fund
Class A
12/1/97 to 5/31/98+++............   $12.48       $ .15(b)(c)          $1.41             $ 1.56           $ (.16)         $ (.47)
Year ended 11/30/97 .............    10.59         .32(b)(c)           2.04               2.36             (.34)           (.13)
Year ended 11/30/96 .............    10.22         .18(b)(c)            .65                .83             (.46)           0.00
Year ended 11/30/95 .............     8.97         .27(c)              1.43               1.70             (.45)           0.00
Year ended 11/30/94 .............     9.92         .42(c)              (.89)              (.47)            (.48)           0.00
10/18/93+ to 11/30/93............    10.00         .02(c)              (.10)              (.08)            0.00            0.00
Class B
12/1/97 to 5/31/98+++............   $12.46       $ .11(b)(c)          $1.38             $ 1.49           $ (.12)         $ (.47)
Year ended 11/30/97 .............    10.57         .25(b)(c)           2.04               2.29             (.27)           (.13)
Year ended 11/30/96 .............    10.20         .10(b)(c)            .67                .77             (.40)           0.00
Year ended 11/30/95 .............     8.96         .18(c)              1.45               1.63             (.39)           0.00
Year ended 11/30/94 .............     9.91         .37(c)              (.91)              (.54)            (.41)           0.00
10/18/93+ 11/30/93...............    10.00         .01(c)              (.10)              (.09)            0.00            0.00
Class C
12/1/97 to 5/31/98+++............   $12.47       $ .10(b)(c)          $1.41             $ 1.51           $ (.12)         $ (.47)
Year ended 11/30/97 .............    10.59         .25(b)(c)           2.03               2.28             (.27)           (.13)
Year ended 11/30/96 .............    10.22         .11(b)(c)            .66                .77             (.40)           0.00
Year ended 11/30/95 .............     8.97         .18(c)              1.46               1.64             (.39)           0.00
Year ended 11/30/94 .............     9.92         .39(c)              (.93)              (.54)            (.41)           0.00
10/27/93+ to 11/30/93............    10.00         .01(c)              (.09)              (.08)            0.00            0.00
Growth and Income Fund
Class A
11/1/97 to 4/30/98+++............   $ 3.48       $ .02(b)             $ .58             $  .60           $ (.02)         $ (.46)
Year ended 10/31/97 .............     3.00         .04(b)               .87                .91             (.05)           (.38)
Year ended 10/31/96 .............     2.71         .05                  .50                .55             (.05)           (.21)
Year ended 10/31/95 .............     2.35         .02                  .52                .54             (.06)           (.12)
Year ended 10/31/94 .............     2.61         .06                 (.08)              (.02)            (.06)           (.18)
Year ended 10/31/93 .............     2.48         .06                  .29                .35             (.06)           (.16)
Year ended 10/31/92 .............     2.52         .06                  .11                .17             (.06)           (.15)
Year ended 10/31/91 .............     2.28         .07                  .56                .63             (.09)           (.30)
Year ended 10/31/90 .............     3.02         .09                 (.30)              (.21)            (.10)           (.43)
Year ended 10/31/89 .............     3.05         .10                  .43                .53             (.08)           (.48)
Year ended 10/31/88 .............     3.48         .10                  .33                .43             (.08)           (.78)
Class B
11/1/97 to 4/30/98+++............   $ 3.45       $0.00(b)             $ .59             $  .59          $  (.01)         $ (.46)
Year ended 10/31/97 .............     2.99         .02(b)               .85                .87             (.03)           (.38)
Year ended 10/31/96 .............     2.69         .03                  .51                .54             (.03)           (.21)
Year ended 10/31/95 .............     2.34         .01                  .49                .50             (.03)           (.12)
Year ended 10/31/94 .............     2.60         .04                 (.08)              (.04)            (.04)           (.18)
Year ended 10/31/93 .............     2.47         .05                  .28                .33             (.04)           (.16)
Year ended 10/31/92 .............     2.52         .04                  .11                .15             (.05)           (.15)
2/8/91++ to 10/31/91                  2.40         .04                  .12                .16             (.04)           0.00
Class C
11/1/97 to 4/30/98+++............   $ 3.45       $0.00(b)             $ .59             $  .59          $  (.01)         $ (.46)
Year ended 10/31/97 .............     2.99         .02(b)               .85                .87             (.03)           (.38)
Year ended 10/31/96 .............     2.70         .03                  .50                .53             (.03)           (.21)
Year ended 10/31/95 .............     2.34         .01                  .50                .51             (.03)           (.12)
Year ended 10/31/94 .............     2.60         .04                 (.08)              (.04)            (.04)           (.18)
5/3/93 ++ to 10/31/93............     2.43         .02                  .17                .19             (.02)           0.00
Real Estate Investment Fund
Class A
Year ended 8/31/98 ..............   $12.80       $ .52(b)            $(2.33)            $(1.81)         $  (.51)         $ (.01)
10/1/96+ to 8/31/97..............    10.00         .30(b)              2.88               3.18             (.38)(j)        0.00
Class B
Year ended 8/31/98 ..............   $12.79       $ .42(b)            $(2.33)            $(1.91)         $  (.43)         $ (.01)
10/1/96+ to 8/31/97..............    10.00         .23(b)              2.89               3.12             (.33)(j)        0.00
Class C
Year ended 8/31/98 ..............   $12.79       $ .42(b)            $(2.33)            $(1.91)         $  (.43)         $ (.01)
10/1/96+ to 8/31/97..............    10.00         .23(b)              2.89               3.12             (.33)(j)        0.00

Please refer to the footnotes on page 18.

                                                                                  Total                Net Assets
                                            Total            Net Asset          Investment              At End Of
                                         Dividends             Value           Return Based              Period
                                             And               End Of          on Net Asset               (000's
  Fiscal Year or Period                 Distributions          Period            Value (a)               omitted)
   -------------------                  --------------       ----------        ------------           ------------
Balanced Shares (continued)
   Class C
   Year ended 7/31/98 .............       $(2.31)             $15.57               14.09%              $   10,855
   Year ended 7/31/97 .............        (2.04)              15.86               32.37                    5,510
   Year ended 7/31/96 .............        (1.79)              13.81                4.52                    6,096
   Year ended 7/31/95 .............         (.30)              14.89               15.06                    5,108
   Period ended 7/31/94** .........         (.51)              13.24               (3.80)                   6,254
   5/3/93++ to 9/30/93 ............         (.17)              14.28                6.01                    1,487
Utility Income Fund
   Class A
   12/1/97 to 5/31/98+++...........           $(.63)             $13.41               12.83%           $    6,196
   Year ended 11/30/97 ............            (.47)              12.48               23.10%                4,117
   Year ended 11/30/96 ............            (.46)              10.59                8.47                 3,294
   Year ended 11/30/95 ............            (.45)              10.22               19.58                 2,748
   Year ended 11/30/94 ............            (.48)               8.97               (4.86)                1,068
   10/18/93+ to 11/30/93 ..........            0.00                9.92                (.80)                  229
   Class B
   12/1/97 to 5/31/98+++...........           $(.59)             $13.36               12.29%           $   19,744
   Year ended 11/30/97 ............            (.40)              12.46               22.35                14,782
   Year ended 11/30/96 ............            (.40)              10.57                7.82                13,561
   Year ended 11/30/95 ............            (.39)              10.20               18.66                10,988
   Year ended 11/30/94 ............            (.41)               8.96               (5.59)                2,353
   10/18/93+ 11/30/93 .............            0.00                9.91                (.90)                  244
   Class C
   12/1/97 to 5/31/98+++...........           $(.59)             $13.39               12.44%           $    4,259
   Year ended 11/30/97 ............            (.40)              12.47               22.21                 3,413
   Year ended 11/30/96 ............            (.40)              10.59                7.81                 3,376
   Year ended 11/30/95 ............            (.39)              10.22               18.76                 3,500
   Year ended 11/30/94 ............            (.41)               8.97               (5.58)                2,651
   10/27/93+ to 11/30/93 ..........            0.00                9.92                (.80)                   18
Growth and Income Fund
   Class A
   11/1/97 to 4/30/98+++...........           $(.48)              $3.60               19.32%           $  966,167
   Year ended 10/31/97 ............            (.43)               3.48               33.28               787,566
   Year ended 10/31/96 ............            (.26)               3.00               21.51               553,151
   Year ended 10/31/95 ............            (.18)               2.71               24.21               458,158
   Year ended 10/31/94 ............            (.24)               2.35                (.67)              414,386
   Year ended 10/31/93 ............            (.22)               2.61               14.98               459,372
   Year ended 10/31/92 ............            (.21)               2.48                7.23               417,018
   Year ended 10/31/91 ............            (.39)               2.52               31.03               409,597
   Year ended 10/31/90 ............            (.53)               2.28               (8.55)              314,670
   Year ended 10/31/89 ............            (.56)               3.02               21.59               377,168
   Year ended 10/31/88 ............            (.86)               3.05               16.45               350,510
   Class B
   11/1/97 to 4/30/98+++...........           $(.47)              $3.57               19.14%           $  666,923
   Year ended 10/31/97 ............            (.41)               3.45               31.83               456,399
   Year ended 10/31/96 ............            (.24)               2.99               21.20               235,263
   Year ended 10/31/95 ............            (.15)               2.69               22.84               136,758
   Year ended 10/31/94 ............            (.22)               2.34               (1.50)              102,546
   Year ended 10/31/93 ............            (.20)               2.60               14.22                76,633
   Year ended 10/31/92 ............            (.20)               2.47                6.22                29,656
   2/8/91++ to 10/31/91 ...........            (.04)               2.52                6.83                10,221
   Class C
   11/1/97 to 4/30/98+++...........           $(.47)              $3.57               19.14%           $  150,335
   Year ended 10/31/97 ............            (.41)               3.45               31.83               106,526
   Year ended 10/31/96 ............            (.24)               2.99               20.72                61,356
   Year ended 10/31/95 ............            (.15)               2.70               23.30                35,835
   Year ended 10/31/94 ............            (.22)               2.34               (1.50)               19,395
   5/3/93 ++ to 10/31/93 ..........            (.02)               2.60                7.85                 7,774
Real Estate Investment Fund
   Class A
   Year ended 8/31/98 .............           $(.52)             $10.47              (14.90)%          $   51,214
   10/1/96+ to 8/31/97 ............            (.38)              12.80               32.24                37,638
   Class B
   Year ended 8/31/98 .............           $(.44)             $10.44              (15.56)%          $  268,856
   10/1/96+ to 8/31/97 ............            (.33)              12.79               31.49               186,802
   Class C
   Year ended 8/31/98 .............           $(.44)             $10.44              (15.56)%          $   69,575
   10/1/96+ to 8/31/97 ............            (.33)              12.79               31.49                42,719

                                                            Ratio Of Net
                                          Ratio Of          Investment
                                          Expenses         Income (Loss)
                                         To Average          To Average          Portfolio
  Fiscal Year or Period                  Net Assets          Net Assets        Turnover Rate
   -------------------                   -----------       -------------       -------------
Balanced Shares (continued)
   Class C
   Year ended 7/31/98 .............         2.05%(i)            1.36%               145%
   Year ended 7/31/97 .............         2.23(l)             1.37                207
   Year ended 7/31/96 .............         2.15                1.63                227
   Year ended 7/31/95 .............         2.09                2.32                179
   Period ended 7/31/94** .........         2.03*               1.81*               116
   5/3/93++ to 9/30/93 ............         2.29*               1.47*               188
Utility Income Fund
   Class A
   12/1/97/ to 5/31/98+++..........       1.51%(i)            2.30%                  9%
   Year ended 11/30/97 ............       1.50(i)             2.89                  37
   Year ended 11/30/96 ............       1.50(f)             1.67                  98
   Year ended 11/30/95 ............       1.50(f)             2.48                 162
   Year ended 11/30/94 ............       1.50(f)             4.13                  30
   10/18/93+ to 11/30/93 ..........       1.50*(f)            2.35*                 11
   Class B
   12/1/97/ to 5/31/98+++..........       2.21%(i)            1.60%                  9%
   Year ended 11/30/97 ............       2.20(f)             2.27                  37
   Year ended 11/30/96 ............       2.20(f)              .95                  98
   Year ended 11/30/95 ............       2.20(f)             1.60                 162
   Year ended 11/30/94 ............       2.20(f)             3.53                  30
   10/18/93+ 11/30/93 .............       2.20*(f)            2.84*                 11
   Class C
   12/1/97/ to 5/31/98+++..........       2.21%(i)            1.59%                  9%
   Year ended 11/30/97 ............       2.20(f)             2.27                  37
   Year ended 11/30/96 ............       2.20(f)              .94                  98
   Year ended 11/30/95 ............       2.20(f)             1.88                 162
   Year ended 11/30/94 ............       2.20(f)             3.60                  30
   10/27/93+ to 11/30/93 ..........       2.20*(f)            3.08*                 11
Growth and Income Fund
   Class A
   11/1/97/ to 4/30/98+++..........        .88%                .97%                 41%
   Year ended 10/31/97 ............        .92(i)             1.39*                 88
   Year ended 10/31/96 ............        .97                1.73                  88
   Year ended 10/31/95 ............       1.05                1.88                 142
   Year ended 10/31/94 ............       1.03                2.36                  68
   Year ended 10/31/93 ............       1.07                2.38                  91
   Year ended 10/31/92 ............       1.09                2.63                 104
   Year ended 10/31/91 ............       1.14                2.74                  84
   Year ended 10/31/90 ............       1.09                3.40                  76
   Year ended 10/31/89 ............       1.08                3.49                  79
   Year ended 10/31/88 ............       1.09                3.09                  66
   Class B
   11/1/97/ to 4/30/98+++..........       1.66%                .18%                 41%
   Year ended 10/31/97 ............       1.72(i)              .56                  88
   Year ended 10/31/96 ............       1.78                 .91                  88
   Year ended 10/31/95 ............       1.86                1.05                 142
   Year ended 10/31/94 ............       1.85                1.56                  68
   Year ended 10/31/93 ............       1.90                1.58                  91
   Year ended 10/31/92 ............       1.90                1.69                 104
   2/8/91++ to 10/31/91 ...........       1.99*               1.67*                 84
   Class C
   11/1/97/ to 4/30/98+++..........       1.66%                .18%                 41%
   Year ended 10/31/97 ............       1.71(i)              .58                  88
   Year ended 10/31/96 ............       1.76                 .93                  88
   Year ended 10/31/95 ............       1.84                1.04                 142
   Year ended 10/31/94 ............       1.84                1.61                  68
   5/3/93 ++ to 10/31/93 ..........       1.96*               1.45*                 91

Real Estate Investment Fund
   Class A
   Year ended 8/31/98  ............       1.55%               3.87%                 23%
   10/1/96+ to 8/31/97 ............       1.77*(l)            2.73*                 20
   Class B
   Year ended 8/31/98  ............       2.26%               3.16%                 23%
   10/1/96+ to 8/31/97 ............       2.44*(i)            2.08*                 20
   Class C
   Year ended 8/31/98  ............       2.26%               3.15%                 23%
   10/1/96+ to 8/31/97 ............       2.43*(i)            2.06*                 20

--------------------------------------------------------------------------------

----------


+    Commencement of operations.
++   Commencement of distribution.
+++  Unaudited
*    Annualized.
**   Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and expense reimbursement.

(d)  Not Applicable.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (l) below, would have been as follows:

                                    1993              1994             1995             1996              1997             1998
     All-Asia Investment Fund
       Class A                        --                --            10.57%*           3.61%             3.57%              --
       Class B                        --                --            11.32%*           4.33%             4.27%              --
       Class C                        --                --            11.38%*           4.30%             4.27%              --

     Growth Fund
       Class A                      1.84%             1.46%              --               --                --               --
       Class B                      2.52%             2.13%              --               --                --               --
       Class C                        --              2.13%*             --               --                --               --

     Global Small Cap Fund
       Class A                        --                --             2.61%              --                --               --
       Class B                        --                --             3.27%              --                --               --
       Class C                        --                --             3.31%              --                --               --

     Utility Income Fund
       Class A                    145.63%*           13.72%            4.86%*           3.38%             3.55%              --
       Class B                    133.62%*           14.42%            5.34%*           4.08%             4.28%              --
       Class C                    148.03%*           14.42%            5.99%*           4.07%             4.28%              --

     International Fund
       Class A                        --                --               --               --                --             1.80%
       Class B                        --                --               --               --                --             2.64%
       Class C                        --                --               --               --                --             2.63%

     Greater China '97 Fund
       Class A                        --                --               --               --                --            18.27%*
       Class B                        --                --               --               --                --            19.18%*
       Class C                        --                --               --               --                --            19.37%*

----------

For the expense ratios of the Funds in years prior to fiscal year 1993, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund is a series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Fund.

(h) "Distributions from Net Realized Gains" includes a return of capital of $(.12).

(i) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:

     Balanced Shares        1997      1998              Technology Fund         1997      1998
      Class A               1.46%     1.29%              Class A                1.66%      --
      Class B               2.24%     2.05%              Class B                2.36%      --
      Class C               2.22%     2.04%              Class C                2.37%      --

     Real Estate                                        Greater China
     Investment Fund        1997      1998              '97 Fund                1997      1998
      Class A               1.77%      --                Class A                 --       2.50%
      Class B               2.43%      --                Class B                 --       3.20%
      Class C               2.42%      --                Class C                 --       3.20%

     Growth Fund            1997      1998              New Europe Fund         1997      1998
      Class A               1.25%      --                Class A                2.04%     1.84%
      Class B               1.95%      --                Class B                2.74%     2.54%
      Class C               1.95%      --                Class C                2.73%     2.54%

     International Fund     1997     1998              Growth and Income Fund   1997      1998
      Class A               1.73%     --                Class A                  .91%      --
      Class B               2.58%     --                Class B                 1.71%      --
      Class C               2.56%     --                Class C                 1.70%      --

     Global Small Cap Fund  1997     1998
      Class A               2.38%    2.14%
      Class B               3.08%    2.86%
      Class C               3.08%    2.85%


(j) Distributions from net investment income include a tax return of capital of $.08, $.09 and $.08 for Class A, B and C shares, respectively.

(k) Global Environment Fund operated as a closed-end investment company through October 3, 1997, when it converted to an open-end investment company and all shares of its common stock then outstanding were reclassified as Class A shares.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities, except as noted otherwise, are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are trade principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental Companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Beneficiary Companies are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Exchange is the New York Stock Exchange.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible bonds. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa-by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-50 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at June 30, 1998, approximately 15% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance International Premier Growth Fund

Alliance International Premier Growth Fund, Inc. ("International Premier Growth Fund") is a diversified investment company that seeks long term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. Investments will be made based upon their potential for capital appreciation. Current income is incidental to that objective.

In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 60 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70% of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Fund's investment objective will be met.

Alliance expects the average weighted market capitalization of the companies represented in the Fund's portfolio (i.e., the number of a company's outstanding shares multiplied by the price per share) normally will be in the range of, or in excess of, that of the companies comprising the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index. As of December 31, 1997, the average weighted market capitalization of those companies was approximately $2.6 billion.

Within the investment framework described herein, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process which is essentially similar to that which it employs in managing Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of their managements. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Companies are constantly added to and deleted from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, approximately 70% of the Fund's net assets will usually be invested in the approximately 30 most highly regarded such companies. The Fund will not concentrate more than 25% of its total assets in any one industry. Within this limit, portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund's investments will be diversified among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland and the United Kingdom. Within these limits, geographic distribution of the Fund's investments among countries or regions will also be a product of the stock selection process rather than predetermined allocation. To the extent that the Fund's assets will be concentrated within any one region, the Fund may be subject to any special risks that may be associated with that region. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund will not normally make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund will invest under normal circumstances at least 85% of the value of its total assets in equity securities. The Fund's other investment policies are not fundamental and, therefore, may be changed by the Board of Directors of the Fund without shareholder approval. For temporary defensive purposes, the Fund may vary from its investment policies during periods in which Alliance believes that business or financial conditions warrant, and may then invest in high-grade short-term fixed-income securities, including U.S. Government securities, or hold its assets in cash.

The Fund may invest up to 20% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options and may also write uncovered options for cross hedging purposes; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter into forward commitments for the purchase or sale of securities; (vii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain short positions, provided that the Fund may not make a short sale if as a result more than 5% of its net assets would be held as collateral for short sales; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it is permitted to enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities

(an "initial equity offering") of a government-or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter into forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at July 31, 1998, approximately 20% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and

India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Greater China '97 Fund, Inc.

Alliance Greater China '97 Fund, Inc. ("Greater China '97 Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. In furtherance of its investment objective, the Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth is expected to slow in 1998. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the long-awaited transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, albeit with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.

Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's twenty largest and its foreign exchange reserves are third largest in the world measured in U.S. dollars. As
China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that over the long term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies.

Set forth below under "Certain Considerations and Risks" and in Appendix A to the Fund's Statement of Additional Information is additional information concerning the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will not invest in debt securities other than investment grade securities. Should a debt security in which the Fund is invested be downgraded below investment grade or be determined by Alliance to have undergone a similar credit quality deterioration, the Fund will dispose of that security.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 20% of its net assets in loans and other direct debt securities;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries, and the Fund will utilize these policies only to the extent permissible. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Alliance Global Environment Fund

Alliance Global Environment Fund, Inc. ("Global Environment Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration. Until October 3, 1997, the Fund operated as a closed-end investment company, and its common stock (which then comprised a single class) was listed on the Exchange.

The Fund invests in two categories of Eligible Companies--"Environmental Companies" and "Beneficiary Companies." Environmental Companies are those that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recyclying. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Environmental Companies. Beneficiary Companies are those whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment. Examples of such companies could be companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste. In this regard, the Fund may invest in an issuer with a broadly diversified business only a part of which provides such products, processes or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry is generally positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies which protect the environment.


Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency. As of August 31, 1998, approximately 82% of the Fund's net assets were invested in equity securities of U.S. companies.

The Fund may also: (i) invest up to 20% of its total assets in warrants to purchase equity securities to the extent consistent with its investment objective: (ii) invest in depositary receipts; (iii) purchase and write put and call options on foreign currencies for hedging purposes; (iv) enter into forward foreign currency transactions for hedging purposes; (v) invest in currency futures and options on such futures for hedging purposes; and (vi) make secured loans of its portfolio securities not in excess of 30% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

TOTAL RETURN FUNDS

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter into forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements;
(xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. The Fund may also purchase and sell financial forward and futures contracts and options thereon for hedging purposes. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund, Inc. ("Real Estate Investment Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations" for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investment Process for Real Estate Equity Securities. The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value added management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

In implementing the Fund's research and investment process, Alliance will avail itself of the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. In 1997, CBRE completed 22,100 sale and lease transactions, managed over 6,600 client properties, created over $5 billion in mortgage originations, and completed over 3,600 appraisal and consulting assignments. In addition, it advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBRE provides access to its proprietary model, REIT o Score, that analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT o Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Funds--Consultant to Alliance with Respect to Investments in Real Estate Securities" for more information about CBRE.

The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Fund. Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance will make extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The short-term investments in which Real Estate Investment Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund may also engage in the following investment practices to the extent indicated: (i) invest up to 10% of its net assets in rights or warrants; (ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) lend portfolio securities equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to Growth Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, a Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.


Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Maturing loans to borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.


Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries and Greater China countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Greater China '97 Fund will not invest in lower-rated loans and other lower-rated direct debt instruments.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although Real Estate investment fund does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See "Risk Considerations--Mortgage-Backed Securities" for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by Growth Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. Such securities are unlike securities which are traded on in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of securities.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Greater China '97 Fund, International Premier Growth Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of International Premier Growth Fund 100% of its total assets. Premier Growth
Fund and Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward foreign currency exchange contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.
Growth Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, International Premier Growth Fund, All-Asia Investment Fund, Greater China '97 Fund, Worldwide Privatization Fund, Real Estate Investment Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Internation Premier Growth Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund and Real Estate Investment Fund, 50% with respect to International Premier Growth Fund, Worldwide Privatization Fund, All-Asia Investment Fund and Greater China '97 Fund and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund, Greater China '97 Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Greater China '97 Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund, Greater China '97 Fund and Real Estate Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in without limit certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.


CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than:(a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.


International Premier Growth Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government Securities; (ii) borrow money or issue senior securities, except that the Fund may borrow (a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Greater China '97 Fund may not: (i) invest 25% or more of its total assets on securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemption may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding

5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Global Environment Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, except that the Fund will invest more than 25% of its total assets in Environmental Companies, provided that this restriction does not apply to U.S. Government securities, but will apply to foreign government obligations unless the Commission permits their exclusion;
(iii) borrow money or issue senior securities, except that the Fund may borrow
(a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts; (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;
(vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time; or (vii) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

Real Estate Investment Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result
(a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.


RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, International Premier Growth Fund, New Europe Fund, All-Asia Investment Fund, Greater China '97 Fund and Worldwide Privatization Fund and a substantial portion of the assets of Global Small Cap Fund and Global Environment Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was
1.50 in 1993 and 1.64 in 1997. On October 13, 1998 the U.S. dollar-pound sterling exchange rate was 1.71.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 5,135.5 at the end of 1997, up approximately 25% from the end of 1996. On October 5, 1998 the FT-SE 100 index closed at 4648.7, the lowest close in the 12-month period prior to that date, after reaching a high of 6179.0 on July 20, 1998. The FT-SE 100 index closed at 4990.1 on October 14, 1998.

In January 1999, the Economic and Monetary Union ("EMU") is scheduled to take effect. The EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On October 13, 1998 the TOPIX closed at 998.98, down approximately 15% from the end of 1997. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the

October 1996 election). The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that will make $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these new laws will achieve their intended effect. For further information regarding Japan, see the Statements of Additional Information of All-Asia Investment Fund and International Fund.

Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action. Essentially there exists an inefficient set of parallel bureaucracies and attendant opportunities for corruption.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China itself, but on Hong Kong and Taiwan as well, could also be significant.

China is heavily dependent on foreign trade, particularly with Japan, the United States, South Korea and Germany. Political developments adverse to its trading partners, as well as political and social repression, could cause the United States and others to alter their trading policy towards China. For example, in the United States, the continued extension of most favored nation trading status to China which is reviewed regularly and was reviewed in 1998 is an issue of significant controversy. Loss of that status would clearly hurt China's economy by reducing its exports. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

Although China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although
Hong Kong voters voted overwhelmingly for pro-democracy candidates in the recent election, it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.


The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.


Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Greater China '97 Fund may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies which are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund, Greater China '97 Fund and Global Environment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

Investing in Environmental Companies by Global Environment Fund. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.

The Real Estate Industry. Although Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Fund's Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each

Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.


Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of

Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Greater China '97 Fund and Global Environment Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Worldwide Privatization Fund, New Europe Fund, Greater China '97 Fund and Global Environment Fund and All-Asia Investment Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

Year 2000 and Euro. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. In addition, to the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Funds decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Funds' shares may be materially affected.

With respect to the Year 2000, the Funds have been advised that Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

With respect to the Euro, the Funds have been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

The Funds and Alliance have been advised by the Funds' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.

--------------------------------------------------------------------------------
                               PURCHASE AND SALE
--------------------------------------------------------------------------------
                                   OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Funds at a price based on the next calculation of their net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through AFD. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Telephone purchase orders can be made by calling 800-221-5672 and may not exceed $500,000.

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                           Initial Sales Charge

                                   as % of                           Commission to
                                  Net Amount         as % of        Dealer/Agent as %
Amount Purchased                   Invested       Offering Price   of Offering Price
--------------------------------------------------------------------------------------
 Less than $100,000                  4.44%            4.25%                4.00%
--------------------------------------------------------------------------------------
 $100,000 to
 less than $250,000                  3.36             3.25                 3.00
--------------------------------------------------------------------------------------
 $250,000 to
 less than $500,000                  2.30             2.25                 2.00
--------------------------------------------------------------------------------------
 $500,000 to
 less than $1,000,000                1.78             1.75                 1.50
--------------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for Class B shares for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

         Year Since Purchase                    CDSC
         --------------------------------------------
         First ................................ 4.0%
         Second ............................... 3.0%
         Third ................................ 2.0%
         Fourth ............................... 1.0%
         Fifth ................................ None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares at net asset value without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.


Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares

The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflects fair market value.

Employee Benefit Plans

Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans may also not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

General

The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

Each Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectus for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You can obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem"(i.e., sell your shares in a Fund to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:


                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value. A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000 per day. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.


--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.


                                                                 Principal occupation
                                                                   during the past
  Fund                  Employee; year; title                         five years
-------------------------------------------------------------------------------------
Alliance Fund           Alden M. Stewart since 1997--              Associated with
                        Executive Vice President of                Alliance
                        Alliance Capital Management
                        Corporation (ACMC*)

                        Randall E. Haase since 1997--              Associated with
                        Senior Vice President of ACMC              Alliance

Growth Fund             Tyler Smith since inception--              Associated with
                        Senior Vice President of ACMC              Alliance

Premier Growth          Alfred Harrison since inception--          Associated with
   Fund                 Vice Chairman of ACMC                      Alliance

Technology Fund         Peter Anastos since 1992--                 Associated with
                        Senior Vice President of ACMC              Alliance

                        Gerald T. Malone since 1992--              Associated with
                        Senior Vice President of ACMC              Alliance

Quasar Fund             Alden M. Stewart since 1994--              (see above)
                        (see above)

                        Randall E. Haase since 1994--              (see above)
                        (see above)

International Fund      Bruce W. Calvert since 1998--              Associated with
                        Vice Chairman and Chief                    Alliance
                        Investment Officer
                        of ACMC

International Premier   Alfred Harrison  since 1998--              (see above)
Growth Fund             (see above)

                        Thomas Kamp since 1998--                   Associated with
                        Senior Vice President of ACMC              Alliance

Worldwide Privatization Mark H. Breedon since inception            Associated with
Fund                    Senior Vice President of ACMC              Alliance
                        and Director and Vice President
                        of Alliance Capital Limited **



                                                                        Principal occupation
                                                                        during the past
Fund                                Employee; year; title               five years
----------------------------------------------------------------------------------
New Europe Fund                     Steven Beinhacker since 1997--      Associated with
                                    Vice President of ACMC              Alliance

All-Asia Investment                 Hiroshi Motoki since 1998--         Associated with
Fund                                Senior Vice President of ACMC       Alliance since
                                    and director of Japanese/Asian      1994; prior
                                    Equity research                     thereto,
                                                                        associated with
                                                                        Ford Motor
                                                                        Company

Greater China '97                   Matthew W. S. Lee since 1997--      Associated with
Fund                                Vice President of ACMC              Alliance since
                                                                        1997; prior
                                                                        thereto,
                                                                        associated
                                                                        with National
                                                                        Mutual Funds
                                                                        Management
                                                                        (Asia) since 1994
                                                                        and James Capel
                                                                        and Co. since
                                                                        prior to 1994

Global Small Cap                    Alden M. Stewart since 1994--       (see above)
Fund                                (see above)
                                    Randall E. Haase since 1994--       (see above)
                                    (see above)
                                    Ronald L. Simcoe since 1993--       Associated with
                                    Vice President of ACMC              Alliance

Global Environment                  Linda Bolton Weiser since 1998--    Associated with
Fund                                Vice President of ACMC              Alliance

Balanced Shares                     Paul Rissman since 1997--           Associated with
                                    Senior Vice President of ACMC       Alliance

Utility Income Fund                 Paul Rissman since 1996--           (see above)
                                    (See above)

Growth & Income                     Paul Rissman since 1994--           (see above)
Fund                                (see above)

Real Estate                         Daniel G. Pine since 1996--         Associated with
Investment Fund                     Senior Vice President of ACMC       Alliance since
                                                                        1996; prior
                                                                        thereto, Senior
                                                                        Vice President of
                                                                        Desai Capital
                                                                        Management

Real Estate                         David Kruth since 1997--            Associated with
Investment Fund                     Vice President of ACMC              Alliance since
(cont.)                                                                 1997; prior
                                                                        thereto Senior
                                                                        Vice President of
                                                                        the Yarmouth
                                                                        Group
----------------------------------------------------------------------------------------------------------------------------

*   The sole general partner of Alliance.


**  An indirect wholly-owned subsidiary of Alliance.

    Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1998 totaling more than $262 billion (of which approximately $107 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by Alliance comprising 123 separate investment portfolios currently have over two million shareholders. As of June 30, 1998, Alliance was an investment manager of employee benefit plan assets for 32 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Funds."

Performance of Similarly Managed Portfolios. In addition to managing the assets of Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions "(Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Premier Growth Fund, except for the ability of Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the nineteen full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through September 30, 1998. As of September 30, 1998, the assets in the Historical Portfolios totaled approximately $12.3 billion and the average size of an institutional account in the Historical Portfolio was $412 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Premier Growth Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Premier Growth Fund in accordance with the plan adopted by Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Premier Growth Fund's performance relative to the index would be reduced by Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Premier Growth Fund's shareholders of sales charges and income taxes.

The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*

                                                                  Russell           Lipper
                   Premier      Historical       S&P 500           1000             Growth
                   Growth      Portfolios         Index        Growth Index        Fund Index
                    Fund      Total Return**   Total Return    Total Return       Total Return
                    ----      --------------   ------------    ------------       ------------
1/1/98-
  9/30/98***         9.09%       15.27%            6.04%            9.44%             2.38%
Year ended December:
  1997***           27.05%       34.64%           33.36%           30.49%            25.30%
  1996***           18.84        22.06            22.96            23.12             17.48
  1995***           40.66        39.83            37.58            37.19             32.65
  1994              (9.78)       (4.82)            1.32             2.66             (1.57)
  1993               5.35        10.54            10.08             2.90             11.98
  1992              --           12.18             7.62             5.00              7.63
  1991              --           38.91            30.47            41.16             35.20
  1990              --           (1.57)           (3.10)           (0.26)            (5.00)
  1989              --           38.80            31.69            35.92             28.60
  1988              --           10.88            16.61            11.27             15.80
  1987              --            8.49             5.25             5.31              1.00
  1986              --           27.40            18.67            15.36             15.90
  1985              --           37.41            31.73            32.85             30.30
  1984              --           (3.31)            6.27             (.95)            (2.80)
  1983              --           20.80            22.56            15.98             22.30
  1982              --           28.02            21.55            20.46             20.20
  1981              --           (1.09)           (4.92)          (11.31)            (8.40)
  1980              --           50.73            32.50            39.57             37.30
  1979              --           30.76            18.61            23.91             27.40
Cumulative total
  return for the
  period
  January 1,
  1979 to
  September 30,
  1998              --            3,542%            2,064%            1,852%             1,613%
----------------------------------------------------------------------------------------------

* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.

** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.

*** During this period, the Historical Portfolios differed from Premier Growth Fund in that Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.

The average annual total returns presented below are based upon the cumulative total return as of September 30, 1998 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


                                                   Average Annual Total Returns
                             -----------------------------------------------------------------------
                             Premier                                      Russell          Lipper
                             Growth    Historical        S&P 500           1000             Growth
                              Fund     Portfolios**       Index         Growth Index      Fund Index
                              ----     ----------         -----         ------------      ----------
One year ................      6.21%     13.19%            6.08%           11.11%            3.07%
Three years .............     21.82      24.22            22.60            22.50            16.43
Five years ..............     20.23      20.70            19.91            20.80            15.52
Ten years ...............     19.98+     19.70            17.29            18.07            15.01
Since January 1,
  1979 ..................        --      19.97            16.84            16.23            15.47
----------------------------------------------------------------------------------------------------

 +  Since inception on 9/28/92


ADMINISTRATOR TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.


CONSULTANT TO ALLIANCE WITH RESPECT TO GREATER CHINA COUNTRIES

In connection with its provision of advisory services to Greater China '97 Fund. Alliance has retained at its expense as a consultant New Alliance, a joint venture company headquartered in Hong Kong which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited ("SHKP"). New Alliance provides Alliance with ongoing, current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, New Alliance has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups. SHKP is one of the largest enterprises in Hong Kong measured by market capitalization and has considerable expertise in evaluating business and market conditions in Hong Kong and the other Greater China countries. Its activities complementary to property development include insurance and estate management, and SHKP is diversified as well into telecommunications and infrastructure projects.


CONSULTANT TO ALLIANCE WITH RESPECT TO INVESTMENT IN REAL ESTATE SECURITIES

Alliance, with respect to investment in real estate securities, has retained as a consultant CB Commercial Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. In 1997, CBRE completed 22,100 sale and lease transactions, managed over 6,600 client properties, created over $5 billion in mortgage originations, and completed over 3,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBRE will make available to Alliance the CBRE's National Real Estate Index, which gathers, analyzes and publishes targeted research data for the 66 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBRE's proprietary database of approximately 80,000 property transactions representing over $500 billion of investment property. This information provides a substantial component of the research and data used to create the REIToScore model. As a consultant, CBRE provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBRE will not furnish advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.


CBRE is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 8,000 employees worldwide. CBRE will provide Alliance with exclusive access to its REIT o Score model which ranks approximately 142 REITS based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 18,000 individual properties owned by these companies. REIT o Score is in turn based on CBRE's National Real Estate Index which gathers, analyzes and publishes targeted research for the 66 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBRE's proprietary database of 80,000 commercial property transactions representing over $500 billion of investment property and over 2,500 tracked properties which report rent and expense data quarterly. CBRE has previously provided access to its REIT o Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and Real Estate Investment Fund is currently the only mutual fund available to retail investors that has access to CBRE's REIT o Score model.


Distribution Services Agreements

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund and Premier Growth Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund currently limit payments with respect to Class A shares under the Plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds were, as of that time, as follows:


                                  Amount of Unreimbursed Distribution Expenses
                                           (as % of Net Assets of Class)
                                  --------------------------------------------
                                          Class B               Class C
------------------------------------------------------------------------------

Alliance Fund                      $ 3,782,063   (5.37%)  $1,025,156   (5.43%)
Premier Growth Fund                $20,874,319   (2.43%)  $1,413,557   (0.79%)
Technology Fund                    $32,259,341   (3.06%)  $1,464,569   (0.80%)
Quasar Fund                        $15,242,262   (3.03%)  $1,262,697   (0.90%)
International Fund                 $ 2,638,659   (3.70%)  $  838,475   (4.10%)
International Premier Growth
     Fund                          $   325,310   (4.62%)  $   15,653   (1.54%)
Worldwide Privatization Fund       $ 6,609,791   (4.23%)  $  537,949   (2.02%)
New Europe Fund                    $ 4,377,262   (3.19%)  $  741,808   (1.87%)
All-Asia Investment Fund           $ 1,690,408  (14.78%)  $  162,319   (8.73%)
Greater China '97 Fund             $   533,473  (34.39%)  $   18,510  (18.19%)
Global Small Cap Fund              $ 2,594,264   (6.68%)  $  676,624   (7.14%)
Balanced Shares                    $ 2,579,772   (5.41%)  $  608,865   (5.61%)
Utility Income Fund                $ 1,400,456   (9.47%)  $  456,135  (13.37%)
Growth and Income Fund             $11,066,118   (2.42%)  $1,326,535   (1.25%)
Real Estate Investment Fund        $12,995,878   (4.83%)  $  699,723   (1.01%)
------------------------------------------------------------------------------

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                   AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund. Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Foreign Income Taxes

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

U.S. Federal Income Taxes

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. Qualification as a regulated investment company relieves that Fund of federal income taxes on that part of its taxable income, including net capital gain, which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Distributions received from REITs or from foreign corporations generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.


Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Fund. Distributions of net captial gain are not eligible for the dividends-received deduction referred to above.


Under current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains and return of capital distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation. Distributions by a Fund may be subject to state and local taxes.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance International Premier Growth Fund (1997), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Greater China '97 Fund (1997), Alliance Global Small Cap Fund, Inc.
(1966), Alliance Global Environment Fund, Inc. (1990), Alliance Utility Income Fund, Inc. (1993), Alliance Growth and Income Fund, Inc. (1932), and Alliance Real Estate Investment Fund, Inc. (1996). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund (a series of The Alliance Portfolios) (1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and Growth Fund was known as The Equitable Growth Fund.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.


A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Funds, and additional classes of shares within the Funds. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of each Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of each Fund votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Real Estate Investment Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Real Estate Investment Fund, Balanced Shares, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.





This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

================================================================================
ALLIANCE STOCK FUNDS
SUBSCRIPTION APPLICATION
================================================================================

        The Alliance Fund
        Growth Fund
        Premier Growth Fund
        Technology Fund
        Quasar Fund
        International Fund
        International Premier Growth Fund
        Worldwide Privatization Fund
        New Europe Fund
        All-Asia Investment Fund
        Alliance Greater China '97 Fund
        Global Small Cap Fund
        Global Environment Fund
        Balanced Shares
        Utility Income Fund
        Growth & Income Fund
        Real Estate Investment Fund

To Open Your New Alliance Account...

Please complete the application and mail it to:

           Alliance Fund Services, Inc.
           P.O. Box 1520
           Secaucus, New Jersey 07096-1520

For certified or overnight deliveries, send to:

           Alliance Fund Services, Inc.
           500 Plaza Drive
           Secaucus, New Jersey  07094

Section 1   Your Account Registration
(Required)

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

     --    Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
           Minor:

           o Indicate your name(s) exactly as it appears on your social security card.

     --    Transfer on Death:

           o     Ensure that your state participates

     --    Trust/Other:

           o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2   Your Address (Required) Complete in full.

     --    Non-Resident Alien:

           o     Indicate your permanent country of residence.

Section 3   Your Initial Investment (Required)

For each Fund in which you are investing: (1) Write the three digit fund number in the column titled 'Indicate three digit fund number located below'. (2) Write the dollar amount of your initial purchase in the column titled 'Indicate dollar amount'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F).  (3) Check off a distribution
option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.


Section 4   Your Shareholder Options (Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A Only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5   Shareholder Authorization (Required)
All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

================================================================================
                     For Literature Call:  (800) 227-4618
================================================================================

The Alliance Stock Funds Subscription Application

--------------------------------------------------------------------------------------------------------------------------
1. YOUR ACCOUNT REGISTRATION (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
--------------------------------------------------------------------------------------------------------------------------

|_|  Individual Account { |_| Male  |_| Female } --or--  Joint Account --or--

|_|  Transfer On Death { |_| Male  |_| Female } --or--  Gift/Transfer to a Minor

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Owner or Custodian (First Name)                                               (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     (First Name) Joint Owner*, Transfer On Death Beneficiary or Minor             (MI)          (Last Name)


     |_|_|_|-|_|_|-|_|_|_|_|                                                       If Uniform Gift/Transfer
     Social Security Number of Owner or Minor (required to open account)           to Minor Account:
                                                                                   |_| |_| Minor's State of Residence

     If Joint Tenants Account: *The Account will be registered
     "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

     |_| In Common     |_| By Entirety     |_| Community Property

|_| Trust --or--  |_| Corporation --or--  |_| Other_____________________________

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trustee if applicable (First Name)                                    (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust or Corporation or Other Entity

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust or Corporation or Other Entity continued

     |_|_|_|_|_|_|_|_|                                                |_|_|_|_|_|_|_|_|_|
     Trust Dated (MM,DD,YYYY)                                         Tax ID Number (required to open account)

                                                                      |_| Employer ID Number --or--  |_| Social Security
                                                                                                         Number

--------------------------------------------------------------------------------------------------------------------------
2. YOUR ADDRESS
--------------------------------------------------------------------------------------------------------------------------

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street Number                       Street Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|   |_|_|_|_|_|
     City                                                                                              State   Zip code

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|  -  |_|_|_|  -  |_|_|_|_|
     If Non-U.S., Specify Country                                                        Daytime Phone Number

     |_| U.S. Citizen    |_| Resident Alien    |_| Non-Resident Alien


                                                       Alliance Capital[LOGO](R)

80841GEN-TASFApp=P1

--------------------------------------------------------------------------------------------------------------------------
3. Your Initial Investment   The minimum investment is $250 per fund.
                             The maximum investment in Class B is $250,000; Class C is $1,000,000.
--------------------------------------------------------------------------------------------------------------------------
I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

                                                  Dividend and Capital Gain Distribution Options:

                                                  R    Reinvest distributions into my fund account.
                                                  -    ----------------------

------------------------------------------        C    Send my distributions in cash to the address I have provided in
  Broker/Dealer Use Only: Wire Confirm #          -    -----------------------------
          |_|_|_|_|_|_|_|_|                            Section 2. (Complete Section 4D for direct deposit to your bank
------------------------------------------             account. Complete Section 4E for payment to a third party)

                                                  D    Direct my distributions to another Alliance Fund. Complete the
                                                  -    ------------------------------------------------
                                                       appropriate portion of Section 4A to direct your distributions
                                                       (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).

-------------   ==============   ========================   =============================
                Indicate three                                  Distributions Options
                  digit Fund                                        *Check One*
                number located    Indicate Dollar Amount    =============================
                    below                                   Dividends      Captital Gains
  Make all      ==============   ========================   =============================
   checks*
 payable to:       |_|_|_|        $                          R  C  D         R   C   D
  Alliance
  --------         |_|_|_|        $                          R  C  D         R   C   D
    Funds
    -----          |_|_|_|        $                          R  C  D         R   C   D
-------------
                   |_|_|_|        $                          R  C  D         R   C   D

==========================
   Total Investment               $
==========================
*Cash and money orders are not accepted
--------------------------------------------------------------------------------------------------------------------------
Alliance Stock Fund Names and Numbers
--------------------------------------------------------------------------------------------------------------------------
                                                     =============      ==============      =================
                                                                          Contingent
                                                     Initial Sales      Deferred Sales      Asset-Based Sales
                                                        Charge              Charge               Charge
                                                           A                  B                    C
                                                     =============      ==============      =================

Domestic       The Alliance Fund                          044                043                  344
               Growth Fund                                031                001                  331
               Premier Growth Fund                        078                079                  378
               Technology Fund                            082                282                  382
               Quasar Fund                                026                029                  326

Global         International Fund                         040                041                  340
               International Premier Growth               179                279                  379
               Worldwide Privatization Fund               112                212                  312
               New Europe Fund                            062                058                  362
               All-Asia Investment Fund                   118                218                  318
               Alliance Greater China '97 Fund            160                260                  360
               Global Small Cap Fund                      045                048                  345
               Global Environment Fund                    181                281                  381

Total Return   Balanced Shares                            096                075                  396
               Utility Income Fund                        009                209                  309
               Real Estate Investment Fund                110                210                  310
               Growth & Income Fund                       094                074                  394

80841GEN-TASFApp-P2

--------------------------------------------------------------------------------------------------------------------------
4. Your Shareholder Options
--------------------------------------------------------------------------------------------------------------------------
A. Automatic Investment Plans (AIP)

|_|  Withdraw From My Bank Account Via EFT*

     I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below
     (Complete Section 4D also for the bank account you wish to use).

     1-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency
                                                                                               Frequency:
     2-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|               M = monthly
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency         Q = quarterly
                                                                                               A = Annually
     3-  |_|_|_|         |_|_|_|_|                  |_|_| , |_|_|_| .00      |_|
         Fund Number     Beginning Date (MM,DD)     Amount ($25 minimum)     Frequency

     *Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_|  Direct My Distributions

     As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

     FROM:     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

     TO  :     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

|_|  Exchange My Shares Monthly

     I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

     FROM:     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

               |_|_| , |_|_|_| .00     |_|_|
               Amount ($25 minimum)    Day of Exchange**

     TO  :     |_|_|_|         |_|_|_|_|_|_|_|_|_|_| - |_|
               Fund Number     Account Number (if existing)

     **Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a
     fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

     You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

Instructions:  o    Review the information in the Prospectus about telephone transaction services.

               o    If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|  Purchases and Redemptions via EFT

     I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.


--------------------------------------------------------------------------------------------------------------------------
     For shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured that the check or electronic funds transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------------------------------------------------


C.  Systematic Withdrawal Plans (SWP)
       In order to establish a SWP, you must reinvest all dividends and capital gains.

       [_] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

            1-   [_] [_] [_]   [_] [_] [_] [_]          [_] [_],[_] [_] [_].00        [_]
                 Fund Number   Beginning Date (MM,DD)   Amount ($25 minimum)          Frequency
                                                                                                        Frequency:
            2-   [_] [_] [_]   [_] [_] [_] [_]          [_] [_],[_] [_] [_].00        [_]               M = monthly
                 Fund Number   Beginning Date (MM,DD)   Amount ($25 minimum)          Frequency         Q = quarterly
                                                                                                        A = annually

            3-   [_] [_] [_]   [_] [_] [_] [_]          [_] [_],[_] [_] [_].00        [_]
                 Fund Number   Beginning Date (MM,DD)   Amount ($25 minimum)          Frequency

Please send my SWP proceeds to:

      [_]  My Address of Record (via check)

      [_] The Payee and address specified in section 4E (via check)(Medallion Signature Guarantee required)

      [_] My checking account-via EFT (complete section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

D. Bank Information This bank account information will be used for:

      [_]  Distributions (Section 3)            [_] Telephone Transactions
                                                     (Section 4B)

      [_]  Automatic Investments (Section 4A)   [_] Withdrawals (Section 4C)


Please Tape a Pre-printed Voided Check Here*

                                                       103
J. Smith
123 Main Street
ANYTOWN, USA  12345                                     ____ 19 __


 Pay to the
 Order of ________________________________________$ _______________

____________________________________________________________Dollars

YOUR BANK
123 STREET
ANYTOWN, USA  12345                 VOID


Note ___________________________    _______________________________
   :000000000:103         000000000:765

ABA Routing Number  Check   Bank Account Number
                    Number

* The above services cannot be established without a pre-printed voided check.

For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in Section 5.


[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]
Your Bank's ABA Routing Number       Your Bank Account Number

[_] Checking Account        [_] Savings Account

80887GEN-TASFApp-Advisor-P4

--------------------------------------------------------------------------------------------------------------------------
4.   YOUR SHAREHOLDER OPTIONS(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
E.   THIRD PARTY PAYMENT DETAILS  Your signautre(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a dealer/broker. This third party payee information will be used for:


                     |_|  Distributions (section 3)             |_|  Systematic Withdrawals (section 4C)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|  |_|   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_||_|_|_|_|
     Name (First Name)                                          (MI)  (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street Number                       Street Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|   |_|_|_|_|_|
     City                                                                                              State   Zip code

F.   REDUCED CHARGES (CLASS A ONLY)  If you, your spouse or minor children own shares in other Alliance Funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

     [ ]        A. RIGHT OF ACCUMULATION
                Please link the tax identification numbers or account numbers listed below for Right of Accumulation privilieges, so that this and future purchases will receive any discount for which they are eligible.

                |_________________________________|   |_________________________________|  |_________________________________|
                Tax ID or Account Number              Tax ID or Account Number             Tax ID or Account Number

     [ ]        B. STATEMENT OF INTENT
                I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period.

                |_|     $100,000         |_|     $250,000          |_|     $500,000          |_|     $1,000,000

                If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

--------------------------------------------------------------------------------------------------------------------------
     DEALER/AGENT AUTHORIZATION -- For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

|_____________________________________________________________|   |_______________________________________________________|
  Dealer/Agent Firm                                                  Authorized Signature


|________________________________________________________| |__|   |_______________________________________________________|
  Representative First Name                                 MI       Last Name


|_____________________________________________________________|   |_______________________________________________________|
  Dealer/Agent Firm Number                                           Representative Number


|_____________________________________________________________|   |_______________________________________________________|
  Branch Number                                                      Branch Telephone Number


|_____________________________________________________________|   |_______________________________________________________|
  Branch Office Address


|_____________________________________________________________|   |_||_|  |_______________________________________________|
   City                                                            State     Zip Code

--------------------------------------------------------------------------------
5.   SHAREHOLDER AUTHORIZATION -- This section MUST be completed
                                               ----
--------------------------------------------------------------------------------

     Telephone Exchanges and Redemptions by Check

     Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

     |_| I do not elect the telephone exchange service.

     |_| I do not elect the telephone redemption by check service.

     By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

     For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

     I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

     I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

----------------------------------------------------   -------------------------
|                                                  |   |                       |
----------------------------------------------------   -------------------------
         Signature                                               Date



----------------------------------------------------   -------------------------
|                                                  |   |                       |
----------------------------------------------------   -------------------------
         Signature                                               Date


----------------------------------------------
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer





                                                         Alliance Capital [LOGO]

80841GEN-TASFApp-P6
                                        6

                                 The Alliance
--------------------------------------------------------------------------------
                                  Stock Funds
--------------------------------------------------------------------------------
                       c/o Alliance Fund Services, Inc.
                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application
                                 Advisor Class
                               November 2, 1998

Domestic Stock Funds                      Global Stock Funds

-The Alliance Fund                        -Alliance International Fund
-Alliance Growth Fund
-Alliance Premier Growth Fund             -Alliance International
-Alliance Technology Fund                   Premier Growth Fund
-Alliance Quasar Fund                     -Alliance Worldwide
                                            Privatization Fund
                                          -Alliance New Europe Fund
                                          -Alliance All-Asia Investment
                                            Fund

                                          -Alliance Greater China '97
                                            Fund
                                          -Alliance Global Small Cap
                                            Fund
                                          -Alliance Global
                                            Environment Fund



              Total Return Funds

              -Alliance Balanced Shares
              -Alliance Utility Income Fund
              -Alliance Growth and Income Fund
              -Alliance Real Estate Investment Fund


Table of Contents                                                       Page

The Funds at a Glance.................................................     2
Expense Information...................................................     4
Financial Highlights..................................................     7
Glossary..............................................................    11
Description of the Funds..............................................    12
     Investment Objectives and Policies...............................    12
     Additional Investment Practices..................................    24
     Certain Fundamental Investment Policies..........................    31
     Risk Considerations..............................................    34
Purchase and Sale of Shares...........................................    41
Management of the Funds...............................................    43
Dividends, Distributions and Taxes....................................    47
Conversion Feature....................................................    48
General Information...................................................    48

                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) certain other categories of investors described in the Prospectus, including investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                     ALLIANCE(R)
                                              Investing without the Mystery./SM/

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $262 billion in assets under management as of June 30, 1998. Alliance provides investment management services to employee benefit plans for 32 of the FORTUNE 100 companies.

Domestic Stock Funds

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40-50 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Global Stock Funds

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.


International Premier Growth Fund
Seeks . . . Long-term capital appreciation.
Invests Principally in . . . A diversified portfolio of equity securities of a limited number of large, carefully selected, high-quality non-U.S. companies that are judged likely to achieve superior earnings growth.

Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Greater China '97 Fund
Seeks . . . Long-term capital appreciation.
Invests Principally in . . . A non-diversified portfolio of equity securities of Greater China companies.

Global Small Cap Fund
Seeks . . . Long-term growth of capital.
Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Global Environment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Total Return Funds

Balanced Shares
Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Utility Income Fund
Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund
Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

Real Estate Investment Fund
Seeks . . . Total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Distributions . . .

Balanced Shares, Utility Income Fund, Growth and Income Fund and Real Estate Investment Fund intend to make distributions quarterly to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally nontaxable). See "Dividends, Distributions and Taxes."

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. An investment in the Real Estate Investment Fund is subject to certain risks associated with the direct ownership of real estate in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. Investments by Greater China '97 Fund in Greater China companies entail certain risks which are different from, and in certain cases, greater than, risks associated with investments in other international markets. These risks are fully discussed in this Prospectus.

Getting Started . . .
Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and
(iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion Feature--Conversion to Class A Shares." Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. Fee-based and other programs through which Advisor Class shares may be purchased may impose different requirements with respect to investment in Advisor Class shares than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."

                                                                     ALLIANCE(R)
                                              Investing without the Mystery./SM/

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------
Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.


                                                            Advisor Class Shares
                                                            --------------------
    Maximum sales charge imposed on purchases..............             None
    Sales charge imposed on dividend reinvestments.........             None
    Deferred sales charge..................................             None
    Exchange fee...........................................             None
--------------------------------------------------------------------------------

              Operating Expenses                                     Examples
    ----------------------------------------          -------------------------------------------
    Alliance Fund             Advisor Class                                         Advisor Class
                              --------------                                        -------------
    Management fees                   .68%            After 1 year                         $  8
    12b-1 fees                       None             After 3 years                        $ 26
    Other expenses (a)                .15%            After 5 years                        $ 46
                                     ----             After 10 years                       $103
    Total fund
      operating expenses (b)          .83%
                                      ===

    Growth Fund               Advisor Class                                         Advisor Class
                              -------------                                         -------------
    Management fees                   .74%            After 1 year                         $ 10
    12b-1 fees                       None             After 3 years                        $ 31
    Other expenses (a)                .24%            After 5 years                        $ 54
                                     ----             After 10 years                       $120
    Total fund
      operating expenses (b)          .98%
                                     ====

    Premier Growth Fund       Advisor Class                                         Advisor Class
                              -------------                                         -------------
    Management fees                  1.00%            After 1 year                         $ 13
    12b-1 fees                       None             After 3 years                        $ 40
    Other expenses (a)                .25%            After 5 years                        $ 69
                                     ----             After 10 years                       $151
    Total fund
      operating expenses (b)         1.25%
                                     ====

    Technology Fund           Advisor Class                                         Advisor Class
                              -------------                                         -------------
    Management fees (f)              1.04%            After 1 year                         $ 14
    12b-1 fees                       None             After 3 years                        $ 44
    Other expenses (a)                .35%            After 5 years                        $ 76
                                     ----             After 10 years                       $167
    Total fund
      operating expenses (b)         1.39%
                                     ====

    Quasar Fund               Advisor Class                                         Advisor Class
                              -------------                                         -------------

    Management fees (f)              1.16%            After 1 year                         $ 16
    12b-1 fees                       None             After 3 years                        $ 50
    Other expenses (a)                .42%            After 5 years                        $ 86
                                     ----
    Total fund
      operating expenses (b)         1.58%
                                     ====

    International Fund        Advisor Class                                         Advisor Class
                              -------------                                         -------------
    Management fees
       (after waiver) (c)(f)          .85%            After 1 year                         $ 15
    12b-1 fees                       None             After 3 years                        $ 46
    Other expenses (a)                .62%            After 5 years                        $ 80
                                     ----             After 10 years                       $176
    Total fund
      operating expenses (b) (e)     1.47%
                                     ====
    International Premier
    Growth Fund               Advisor Class                                         Advisor Class
                              -------------                                         -------------
    Management fees (g)              1.00%          After 1 year                          $ 22
    12b-1 fees                       None           After 3 years                         $ 69
    Other expenses (a)               1.20%          After 5 years                         $118
                                     ----           After 10 years                        $253
    Total fund
      operating expenses (b)(e)      2.20%
                                     ====

--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page
6.

           Operating Expenses                                          Examples
----------------------------------------------        -------------------------------------------
Worldwide Privatization Fund     Advisor Class                                      Advisor Class
                                 -------------                                      -------------
  Management fees                    1.00%            After 1 year                        $ 15
  12b-1 fees                         None             After 3 years                       $ 46
  Other expenses (a)                  .45%            After 5 years                       $ 79
                                     ----             After 10 years                      $174
  Total fund
    operating expenses (b)           1.45%
                                     ====

New Europe Fund                  Advisor Class                                      Advisor Class
                                 -------------                                      -------------
  Management fees                    1.02%            After 1 year                        $ 16
  12b-1 fees                         None             After 3 years                       $ 49
  Other expenses (a)                  .52%            After 5 years                       $ 84
                                     ----             After 10 years                      $183
  Total fund
    operating expenses (b)           1.54%
                                     ====

All-Asia Investment Fund         Advisor Class                                      Advisor Class
                                 -------------                                      -------------
  Management fees
    (after waiver) (c)                .65%            After 1 year                        $ 18
  12b-1 fees                         None             After 3 years                       $ 56
  Other expenses                                      After 5 years                       $ 96
    Administration fees                               After 10 years                      $209
      (after waiver) (d)              .00%
    Other operating expenses (a)     1.13%
                                     ----
  Total fund
    operating expenses (b) (e)       1.78%
                                     ====

Greater China '97 Fund           Advisor Class                                      Advisor Class
                                 -------------                                      -------------

  Management fees                    1.00%            After 1 year                        $ 22
  12b-1 fees                         None             After 3 years                       $ 69
  Other expenses (a)                 1.20%            After 5 years                       $118
                                     ----             After 10 years                      $253
  Total fund
     operating expenses (b) (e)      2.20%
                                     ====

Global Small Cap Fund            Advisor Class                                      Advisor Class
                                 -------------                                      -------------

  Management fees                    1.00%            After 1 year                        $ 19
  12b-1 fees                         None             After 3 years                       $ 58
  Other expenses (a)                  .84%            After 5 years                       $100
                                     ----             After 10 years                      $216
  Total fund
    operating expenses (b)           1.84%
                                     ====

Global Environment Fund          Advisor Class                                      Advisor Class
                                 -------------                                      -------------

  Management fees                    1.10%            After 1 year                        $ 24
  12b-1 fees                         None             After 3 years                       $ 75
  Other expenses (a)                 1.29%            After 5 years                       $128
                                     ----             After 10 years                      $273
  Total fund
    operating expenses (b)           2.39%
                                     ====

Balanced Shares                  Advisor Class                                       Advisor Class
                                 -------------                                       -------------
  Management fees                     .63%            After 1 year                        $ 11
  12b-1 fees                         None             After 3 years                       $ 33
  Other expenses (a)                  .42%            After 5 years                       $ 58
                                     ----             After 10 years                      $128
  Total fund
    operating expenses (b)           1.05%
                                     ====


           Operating Expenses                                       Examples
-------------------------------------------         --------------------------------------------
Utility Income Fund           Advisor Class                                        Advisor Class
                              -------------                                        -------------
  Management fees
    (after waiver) (c)                .00%          After 1 year                         $ 12
  12b-1 fees                         None           After 3 years                        $ 38
  Other expenses (a)                 1.20%          After 5 years                        $ 66
                                     ----           After 10 years                       $145
  Total fund
    operating expenses (b) (e)       1.20%
                                     ====

Growth and Income Fund        Advisor Class                                        Advisor Class
                              -------------                                        -------------
  Management fees                     .49%          After 1 year                         $  7
  12b-1 fees                         None           After 3 years                        $ 23
  Other expenses (a)                  .22%          After 5 years                        $ 40
                                     ----           After 10 years                       $ 88
  Total fund
    operating expenses (b)            .71%
                                     ====

Real Estate Investment Fund   Advisor Class                                        Advisor Class
                              -------------                                        -------------
  Management fees                     .90%          After 1 year                         $ 13
  12b-1 fees                         None           After 3 years                        $ 40
  Other expenses (a)                  .35%          After 5 years                        $ 69
                                     ----           After 10 years                       $151
  Total fund
    operating expenses (b)           1.25%
                                     ====


--------------------------------------------------------------------------------
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown include the application of credits that reduce Fund expenses.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund,.75% for Utility Income Fund and 1.00% for International Fund.
(d) Net of voluntary fee waiver. Absent such fee waiver, administration fees would have been .15%. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(e) Net of voluntary fee waivers and expense reimbursements. Absent such waivers and/or reimbursements, total fund operating expenses would have been as follows:


         All-Asia Investment Fund              International Premier Growth Fund
           Advisor Class        2.28%             Advisor Class     8.36%

         International Fund                    Utility Income Fund
           Advisor Class        1.62%             Advisor Class     3.29%

         Greater China '97 Fund
           Advisor Class       18.13%

(f) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for International Fund, Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. "Management fees" for All-Asia Investment Fund and "Administration fees" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. "Other Expenses" for Global Environment Fund and International Premier Growth Fund are based on estimated amounts for its current fiscal year. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------


The tables on the following pages present per share income and capital changes for an Advisor Class share outstanding throughout each period indicated. Except as otherwise indicated, information for Alliance Fund, Growth Fund, Premier Growth Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund, International Premier Growth Fund and Growth and Income Fund has been audited by PricewaterhouseCoopers LLP, the independent accountants for each such Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Greater China '97 Fund, Global Small Cap Fund and Real Estate Investment Fund by Ernst & Young LLP, the independent auditors for each such Fund. A report of PricewaterhouseCoopers LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


                                                Net                                             Net                      Net
                                               Asset                                        Realized and              Increase
                                               Value                                         Unrealized             (Decrease) In
                                            Beginning Of           Net Investment           Gain (Loss) On          Net Asset Value
  Fiscal Year or Period                       Period                Income (Loss)            Investments            From Operations
  ---------------------                     ------------           --------------           --------------          ---------------

Alliance Fund
  Advisor Class
  12/1/97 to 5/31/98++                      $    8.69                   0.00(b)              $     .48                $     .48
  Year ended 11/30/97                            7.71                   (.02)(b)                  2.10                     2.08
  10/2/96+ to 11/30/96                           6.99                   0.00                       .72                      .72

Growth Fund
  Advisor Class
  11/1/97 to 4/30/98++                      $   44.08               $    .12(b)              $    7.50                $    7.62
  Year ended 10/31/97                           34.91                   (.05)(b)                 10.25                    10.20
  10/2/96+ to 10/31/96                          34.14                   0.00(b)                    .77                      .77

Premier Growth Fund
  Advisor Class
  12/1/97 to- 5/31/98++                     $   22.10               $   (.02)(b)             $    4.74                $    4.72
  Year ended 11/30/97                           17.99                   (.06)(b)                  5.25                     5.19
  10/2/96+ to 11/30/96                          15.94                   (.01)(b)                  2.06                     2.05

Technology Fund
  Advisor Class
  12/1/97 to 5/31/98++                      $   54.63               $   (.21)(b)             $    6.92                $    6.71
  Year ended 11/30/97                           51.17                   (.45)(b)                  4.33                     3.88
  10/2/96+ to 11/30/96                          47.32                   (.05)(b)                  3.90                     3.85

Quasar Fund
  Advisor Class
  10/1/97 to 3/31/98++                      $   30.42               $   (.06)(b)             $    2.37                $    2.31
  10/2/96+ to 9/30/97                           27.82                   (.17)(b)                  6.88                     6.71

International Fund
  Advisor Class
  Year ended 6/30/98                        $   18.67               $    .02(b)(c)           $    1.13                $    1.15
  10/2/96+ to 6/30/97                           17.96                    .16(b)                   1.78                     1.94

International Premier Growth Fund
  Advisor Class
  3/31/98+ to 5/31/98++                     $   10.00               $    .06(b)(c)           $     .29                $     .35

Worldwide Privatization Fund
  Advisor Class
  Year ended 6/30/98                        $   13.23               $    .19(b)              $     .80                $     .99
  10/2/96+ to 6/30/97                           12.14                    .18(b)                   2.52                     2.70

New Europe Fund
  Advisor Class
  Year ended 7/31/98                        $   18.57               $    .08(b)              $    5.28                $    5.36
  10/2/96+ to 7/31/97                           16.25                    .11(b)                   3.76                     3.87

All-Asia Investment Fund
  Advisor Class
  11/1/97 to 4/30/98++                      $    7.56               $   (.06)(b)(c)          $    (.25)               $    (.31)
  Year ended 10/31/97                           11.04                   (.15)(b)(c)              (2.99)                   (3.14)
  10/2/96+ to 10/31/96                          11.65                   0.00(c)                   (.61)                    (.61)

Greater China '97 Fund
  Advisor Class
  9/3/97+ to 7/31/98                        $   10.00               $    .10(b)(c)           $   (5.18)               $   (5.08)

Global Small Cap Fund
  Advisor Class
  Year ended 7/31/98                        $   12.89               $   (.07)(b)             $     .37                $     .30
  10/2/96+ to 7/31/97                           12.56                   (.08)(b)                  1.97                     1.89

Global Environment
  12/29/97+ to 4/30/98                      $    9.15               $   (.10)(b)             $    1.83                $    1.73

Balanced Shares
  Advisor Class
  Year ended 7/31/98                        $   16.17               $    .37(b)              $    1.87                $    2.24
  10/2/96+ to 7/31/97                           14.79                    .23                      3.22                     3.45

Utility Income Fund
  Advisor Class
  12/1/97 to 5/31/98++                      $   12.49               $    .17(b)(c)           $    1.40                $    1.57
  Year ended 11/30/97                           10.59                    .36(b)(c)                2.04                     2.40
  10/2/96+ to 11/30/96                           9.95                    .03(b)(c)                 .61                      .64

Growth and Income Fund
  Advisor Class
  11/1/97 to 4/30/98++                      $    3.48               $    .02(b)              $     .59                $     .61
  Year ended 10/31/97                            3.00                    .05(b)                    .87                      .92
  10/2/96+ to 10/31/96                           2.97                   0.00                       .03                      .03

Real Estate Investment Fund
  Advisor Class
  Year ended 8/31/98                        $   12.82               $    .55(b)              $   (2.34)               $   (1.79)
  10/1/96+ to 8/31/97                           10.00                    .35(b)                   2.88                     3.23


                                                                        Distributions
                                              Dividends From            In Excess Of
                                              Net Investment           Net Investment
  Fiscal Year or Period                            Income                   Income
  ---------------------                       ---------------          --------------

Alliance Fund
  Advisor Class
  12/1/97 to 5/31/98++                            $   0.00                  $   0.00
  Year ended 11/30/97                                 (.04)                     0.00
  10/2/96+ to 11/30/96                                0.00                      0.00

Growth Fund
  Advisor Class
  11/1/97 to 4/30/98++                            $   0.00                  $   0.00
  Year ended 10/31/97                                 0.00                      0.00
  10/2/96+ to 10/31/96                                0.00                      0.00

Premier Growth Fund
  Advisor Class
  12/1/97 to- 5/31/98++                           $   0.00                  $   0.00
  Year ended 11/30/97                                 0.00                      0.00
  10/2/96+ to 11/30/96                                0.00                      0.00

Technology Fund
  Advisor Class
  12/1/97 to 5/31/98++                            $   0.00                  $   0.00
  Year ended 11/30/97                                 0.00                      0.00
  10/2/96+ to 11/30/96                                0.00                      0.00

Quasar Fund
  Advisor Class
  10/1/97 to 3/31/98++                            $   0.00                  $   0.00
  10/2/96+ to 9/30/97                                 0.00                      0.00

International Fund
  Advisor Class
  Year ended 6/30/98                              $   (.07)                 $   0.00
  10/2/96+ to 6/30/97                                 (.15)                     0.00

International Premier Growth Fund
  Advisor Class
  3/31/98+ to 5/31/98++                           $   0.00                  $   0.00

Worldwide Privatization Fund
  Advisor Class
  Year ended 6/30/98                              $   (.23)                 $   0.00
  10/2/96+ to 6/30/97                                 (.19)                     0.00

New Europe Fund
  Advisor Class
  Year ended 7/31/98                              $   0.00                  $   (.09)
  10/2/96+ to 7/31/97                                 (.09)                     (.14)

All-Asia Investment Fund
  Advisor Class
  11/1/97 to 4/30/98++                            $   0.00                  $   0.00
  Year ended 10/31/97                                 0.00                      0.00
  10/2/96+ to 10/31/96                                0.00                      0.00

Greater China '97 Fund
  Advisor Class
  9/3/97+ to 7/31/98                              $   (.07)                 $   0.00

Global Small Cap Fund
  Advisor Class
  Year ended 7/31/98                              $   0.00                  $   0.00
  10/2/96+ to 7/31/97                                 0.00                      0.00

Global Environment
  12/29/97+ to 4/30/98                            $   0.00                  $   0.00

Balanced Shares
  Advisor Class
  Year ended 7/31/98                              $   (.36)                 $   0.00
  10/2/96+ to 7/31/97                                 (.27)                     0.00

Utility Income Fund
  Advisor Class
  12/1/97 to 5/31/98++                            $   (.18)                 $   0.00
  Year ended 11/30/97                                 (.37)                     0.00
  10/2/96+ to 11/30/96                                0.00                      0.00

Growth and Income Fund
  Advisor Class
  11/1/97 to 4/30/98++                            $   (.03)                 $   0.00
  Year ended 10/31/97                                (0.06)                     0.00
  10/2/96+ to 10/31/96                                0.00                      0.00

Real Estate Investment Fund
  Advisor Class
  Year ended 8/31/98                              $   (.54)                 $   0.00
  10/1/96+ to 8/31/97                                 (.41)(f)                  0.00

Please refer to the footnotes on page 10.


                                                        Total        Net Assets                   Ratio Of Net
                         Total       Net Asset       Investment      At End of      Ratio Of       Investment
   Distributions       Dividends       Value        Return Based       Period       Expenses      Income (Loss)
     From Net             And          End Of       on Net Asset       (000's      To Average      To Average        Portfolio
  Realized Gains     Distributions     Period        Value (a)       omitted)      Net Assets      Net Assets      Turnover Rate
 ---------------     -------------  -----------    -------------   -----------    ------------    -------------    -------------
      $(2.17)          $(2.17)         $7.00             7.47 %       $ 13,947        .79%*             (.09)%*         53%
       (1.06)           (1.10)         $8.69            32.00           10,275        .83               (.21)          158
        0.00             0.00          $7.71            10.30            1,083        .89*              0.38*          80

      $(2.91)          $(2.91)        $48.79            18.12 %       $141,589        .87%*              .55%*        27%
       (1.03)           (1.03)        $44.08            29.92          101,205        .98(e)            (.12)           48
        0.00             0.00         $34.91             2.26              946       1.26*               .50*           46

      $(1.44)          $(1.44)        $25.38            22.92 %       $201,873       1.19%*             (.15)%*         30%
       (1.08)           (1.08)        $22.10            30.98           53,459       1.25               (.28)           76
        0.00             0.00         $17.99            12.86            1,922       1.50*              (.48)*          95

      $ (.58)          $ (.58)        $60.76            12.41 %       $169,504       1.33%*             (.74)%*         31%
        (.42)            (.42)        $54.63             7.65          167,120       1.39(e)            (.81)           51
        0.00             0.00         $51.17             8.14              566       1.75*             (1.21)*          30

      $(1.23)          $(1.23)        $31.50             8.09 %       $192,181       1.35%*             (.42)%*         63%
       (4.11)           (4.11)        $30.42            28.47           62,455       1.58               (.74)          135

      $(1.21)          $(1.28)        $18.54             6.98 %       $ 47,154       1.47%(d)            .13%          121%
       (1.08)           (1.23)        $18.67            11.57            8,697       1.69(d)*           1.47*           94

      $ 0.00           $ 0.00         $10.35             3.50 %       $  1,612       2.20%*(d)          2.31%*          26%

      $(1.36)          $(1.59)        $12.63             9.48 %       $  1,716       1.45%              1.48%           53%
       (1.42)           (1.61)        $13.23            25.24              374       1.96*              2.97*           48

      $(2.05)          $(2.14)        $21.79            32.55 %       $  3,143       1.56%(e)            .39%           99%
       (1.32)           (1.55)        $18.57            25.76            4,130       1.71(d)*            .77*           89

      $ 0.00           $ 0.00          $7.25           (4.10) %       $  1,494       3.53%*            (1.66)%*         87%
        (.34)            (.34)         $7.56           (29.42)           1,338       3.21(d)           (1.51)           70
        0.00             0.00         $11.04            (5.24)              27       4.97*(d)           1.63*           66

      $ 0.00           $ (.07)         $4.85           (51.06)%       $     60       2.22%(d)(e)*       1.51%           58%

      $ (.99)          $ (.99)        $12.20             2.82 %       $    392       1.87%(e)           (.57)%         113%
       (1.56)           (1.56)        $12.89            17.08              333       2.05*(e)           (.84)*         129

      $ 0.00           $ 0.00         $10.88            18.91 %       $      6       2.54%*            (2.04)%*        199%

      $(2.07)          $(2.43)        $15.98            15.32 %       $  2,079       1.06%(e)           2.33%          145%
      $(1.80)          $(2.07)        $16.17            25.96            1,565       1.30*(e)           2.15*          207

      $ (.47)          $ (.65)        $13.41            12.88 %       $     52       1.21%*(e)          2.59%*           9%
        (.13)            (.50)        $12.49            23.57               42       1.20               3.29            37
        0.00             0.00         $10.59             6.33               33       1.20*(d)           4.02*           98

      $ (.46)          $ (.49)         $3.60            19.45 %       $  4,357        .66%*             1.16%*          41%
        (.38)            (.44)         $3.48            33.61            3,207        .71(e)            1.42            88
        0.00             0.00          $3.00             1.01               87       0.37*              3.40*           88

      $ (.01)          $ (.55)        $10.48           (14.74)        $  2,899       1.25%              4.08%           23%
        0.00             (.41)        $12.82            32.72            2,313       1.45*(d)(e)        3.07*           20
      ---------------------------------------------------------------------------------------------------------------------

________________

+    Commencement of distribution.

++   Unaudited.

*    Annualized.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent fiscal year, their expense ratios, without giving effect to the expense offset arrangements described in (e) below, would have been as follows:

                                        1996        1997       1998                                     1997    1998

All-Asia Investment Fund                                                    International Fund
     Advisor Class                      5.54%*        3.43      --                Advisor Class          --      1.62%
Utility Income Fund                                                         Greater China '97 Fund
     Advisor Class                      3.48%*        3.29      --                Advisor Class          --     18.13%*
Real Estate Investment Fund
     Advisor Class                       --           1.47%*    --


(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the rate of expenses to average net assets assuming the assumption and/or waived reimbursement of expenses described in note (d) above would have been as follows:

                         1997     1998                                    1997     1998                             1997    1998
International Fund                           Balanced Shares                                Growth Fund
     Advisor Class       1.69%*     --          Advisor Class              1.29%*  1.05%       Advisor Class         .96%    --
 Global Small Cap Fund                       Real Estate Investment Fund                    Technology Fund
      Advisor Class      2.04%*    1.84%        Advisor Class              1.44%*   --         Advisor Class        1.38%
 New Europe Fund                             Growth and Income Fund                         Greater China '97 Fund
     Advisor Class       1.71%*    1.54%        Advisor Class               .70%    --         Advisor Class          --    2.20%*

     ___________________________

(f) Distributions from net investment income include a tax return of capital of $.03.

                       --------------------------------
                                   Glossary
                       --------------------------------

The following terms are frequently used in this Prospectus.

Equity securities, except as noted otherwise, are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.


Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from business in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.


Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").


Non-U.S. company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental Companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Beneficiary Companies are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Exchange is the New York Stock Exchange.

                       --------------------------------
                           Description Of The Funds
                       --------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES
DOMESTIC STOCK FUNDS
The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund
The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund
Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-50 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S. Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund
Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund
Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

GLOBAL STOCK FUNDS
The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund
Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at June 30, 1998, approximately 15% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Alliance International Premier Growth Fund, Inc.
Alliance International Premier Growth Fund, Inc. ("International Premier Growth Fund") is a diversified investment company that seeks long term capital appreciation by investing predominantly in the equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. Investments will be made based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 60 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70% of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Fund's investment objective will be met.


Alliance expects the average weighted market capitalization of the companies represented in the Fund's portfolio (i.e., the number of a company's outstanding shares multiplied by the price per share) normally will be in the range of, or in excess of, that of the companies comprising the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index. As of December 31, 1997, the average weighted market capitalization of those companies was approximately $2.6 billion.


Within the investment framework described herein, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process which is essentially similar to that which it employs in managing Premier Growth Fund.


In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of their managements. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.


Companies are constantly added to and deleted from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, approximately 70% of the Fund's net assets will usually be invested in the approximately 30 most highly regarded such companies. The Fund will not concentrate more than 25% of its total assets in any one industry. Within this limit, portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund's investments will be diversified among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland and the United Kingdom. Within these limits, geographic distribution of the Fund's investments among countries or regions will also be a product of the stock selection process rather than predetermined allocation. To the extent that the Fund's assets will be concentrated within any one region, the Fund may be subject to any special risks that may be associated with that region. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund will not normally make significant use of currency hedging strategies.


In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.


As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund will invest under normal circumstances at least 85% of the value of its total assets in equity securities. The Fund's other investment policies are not fundamental and, therefore, may be changed by the Board of Directors of the Fund without shareholder approval. For temporary defensive purposes, the Fund may vary from its investment policies during periods in which Alliance believes that business or financial conditions warrants, and may then invest in high-grade short-term fixed-income securities, including U.S. Government securities, or hold its assets in cash.


The Fund may invest up to 20% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options and may also write uncovered options for cross hedging purposes; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such futures contract: (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter into forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain short positions, provided that the Fund may not make a short sale if as a result more than 5% of its net assets would be held as collateral for short sales; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it is permitted to enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund
Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise").

Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "-- Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter into forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance New Europe Fund
Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.


The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at July 31, 1998, approximately 20% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Alliance Greater China '97 Fund, Inc.
Alliance Greater China '97 Fund, Inc. ("Greater China '97 Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. In furtherance of its investment objective, the Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.


In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth is expected to slow in 1998. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.


With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the long-awaited transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, albeit with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.


Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's twenty largest and its foreign exchange reserves are third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.


Alliance believes that over the long term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the

Fund hopes to take advantage of by investing both in established and new and emerging companies.

Set forth below under "Certain Considerations and Risks" and in Appendix A to the Fund's Statement of Additional Information is additional information concerning the Greater China countries.


In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will not invest in debt securities other than investment grade securities. Should a debt security in which the Fund is invested be downgraded below investment grade or be determined by Alliance to have undergone a similar credit quality deterioration, the Fund will dispose of that security.


The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 20% of its net assets in loans and other direct debt securities;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries, and the Fund will utilize these policies only to the extent permissible. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Small Cap Fund
Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Environment Fund
Alliance Global Environment Fund, Inc. ("Global Environment Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration. Until October 3, 1997, the Fund operated as a closed-end investment company, and its common stock (which then comprised a single class) was listed on the Exchange.

The Fund invests in two categories of Eligible Companies--"Environmental Companies" and "Beneficiary Companies." Environmental Companies are those that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Environmental Companies. Beneficiary Companies are those whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment. Examples of such companies could be companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste. In this regard, the Fund may invest in an issuer with a broadly diversified business only a part of which provides such products, processes or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry is generally positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies which protect the environment.


Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency. As of August 31, 1998, approximately 82% of the Fund's net assets were invested in equity securities of U.S. companies.

The Fund may also: (i) invest up to 20% of its total assets in warrants to purchase equity securities to the extent consistent with its investment objective; (ii) invest in depositary receipts; (iii) purchase and write put and call options on foreign currencies for hedging purposes; (iv) enter into forward foreign currency transactions for hedging purposes; (v) invest in currency futures and options on such futures for hedging purposes; and (vi) make secured loans of its portfolio securities not in excess of 30% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

TOTAL RETURN FUNDS
The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter into forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements;
(xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund
Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. The Fund may also purchase and sell financial forward and futures contracts and options thereon for hedging purposes. For additional information on the use, risks and costs of these policies and practice see "Additional Investment Practices."

Alliance Real Estate Investment Fund
Alliance Real Estate Investment Fund, Inc. ("Real Estate Investment Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations" for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investment Process for Real Estate Equity Securities. The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value added management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


In implementing the Fund's research and investment process, Alliance will avail itself of the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. In 1997, CBRE completed 22,100 sale and lease transactions, managed over 6,600 client properties, created over $5 billion in mortgage originations, and completed over 3,600 appraisal and consulting assignments. In addition, it advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBRE provides access to its proprietary model, REIT.Score, that analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT.Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Funds--Consultant to Alliance with Respect to Investment in Real Estate Securities" for more information about CBRE.


The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Fund. Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.


Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance will make extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The short-term investments in which Real Estate Investment Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund may also engage in the following investment practices to the extent indicated: (i) invest up to 10% of its net assets in rights or warrants; (ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) lend portfolio securities equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitments transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

ADDITIONAL INVESTMENT PRACTICES
Some or all of the Funds may engage in the following investment practices to the extent described above.


Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to Growth Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.


Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, a Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.


Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries and Greater China countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Greater China '97 Fund will not invest in lower-rated loans and other lower-rated direct debt instruments.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.


A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although Real Estate Investment Fund does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See "Risk Considerations--Mortgage-Backed Securities" for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.


Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by Growth Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.


A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of securities.


Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.


A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Greater China '97 Fund, International Premier Growth Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.


No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of International Premier Growth Fund 100% of its total assets. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward foreign currency exchange contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Growth Fund may also purchase and sell foreign currency on a spot basis.


Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery"

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

basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, International Premier Growth Fund, All-Asia Investment Fund, Greater China '97 Fund, Worldwide Privatization Fund, Utility Income Fund or Real Estate Investment Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.


Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than International Premier Growth Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund and Real Estate Investment Fund, 50% with respect to International Premier Growth Fund, Worldwide Privatization Fund, All-Asia Investment Fund and Greater China '97 Fund and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.


Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund, Greater China '97 Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."


Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Greater China '97 Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund, Greater China '97 Fund and Real Estate Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.


Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest without limit in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 8. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.


International Premier Growth Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money or issue senior securities, except that the Fund may borrow (a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the

Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


Greater China '97 Fund may not: (i) invest 25% or more of its assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Global Environment Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, except that the Fund will invest more than 25% of its total assets in Environmental Companies, provided that this restriction does not apply to U.S. Government securities, but will apply to foreign government obligations unless the Commission permits their exclusion;
(iii) borrow money or issue senior securities, except that the Fund may borrow
(a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts; (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate; (vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any onetime; or (vii) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.


Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

Real Estate Investment Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result
(a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.

RISK CONSIDERATIONS
Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Currency Considerations. Substantially all of the assets of International Fund, International Premier Growth Fund, New Europe Fund, All-Asia Investment Fund, Greater China '97 Fund and Worldwide Privatization Fund and a substantial portion of the assets of Global Small Cap Fund and Global Environment Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.64 in 1997. On October 13, 1998 the U.S. dollar-pound sterling exchange rate was 1.71.


The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 5,135.5 at the end of 1997, up approximately 25% from the end of 1996. On October 5, 1998, the FT-SE 100 index closed at 4648.7, the lowest close in the 12-month period prior to that date, after reaching a high of 6179.0 on July 20, 1998. The FT-SE 100 index closed at 4990.1 on October 14, 1998.


In January 1999, the Economic and Monetary Union ("EMU") is scheduled to take effect. The EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On October 13, 1998, the TOPIX closed at 998.98, down approximately 15% from the end of 1997. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). The popularity of the LDP declined, however, due to dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that will make $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these new laws will achieve their intended effect. For further information regarding Japan, see the Statements of Additional Information for All-Asia Investment Fund and International Fund.


Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.


China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.


The rapidly and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.


China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tiananmen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions be dismissed.


Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action. Essentially there exists an inefficient set of parallel bureaucracies and attendant opportunities for corruption.


In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with the United States, South Korea, Japan and Germany. Political developments adverse to its trading partners, as well as political and social repression, could cause the United States and others to alter their trading policy towards China. For example, in the United States, the continued extension of most favored nation trading status to China which is reviewed regularly and was renewed in 1999, is an issue of significant controversy. Loss of that status would clearly hurt China's economy by reducing its exports. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.


Although China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the recent election, it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.


The securities markets of China, and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.


Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.


Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments.

The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.


Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.


Investment in Greater China companies which are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.


Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund, Greater China '97 Fund and Global Environment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.


Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investment. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

Investing in Environmental Companies by Global Environment Fund. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficult in finding experienced employees.


The Real Estate Industry. Although Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity
Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Fund's Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.


Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.


Certain lower-rated securities in which Growth Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.


Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Greater China '97 Fund and Global Environmental Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Worldwide Privatization Fund, New Europe Fund, Greater China '97 Fund, Global Environment Fund and All-Asia Investment Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.


Year 2000 and Euro. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. In addition, to the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Funds' decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Funds' shares may be materially affected.


With respect to the Year 2000, the Funds have been advised that Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar transfer agent and dividend disbursing agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.


With respect to the Euro, the Funds have been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.



The Funds and Alliance have been advised by the Funds' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.

                    --------------------------------------
                               Purchase And Sale
                    --------------------------------------
                                   Of Shares
                    --------------------------------------

HOW TO BUY SHARES
Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets,
(iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statements of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances.

For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature."

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares. Share certificates are issued only upon request. See the Subscription Application and the Statements of Additional Information for more information.

The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares
The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflects fair market value.

HOW TO SELL SHARES
You may "redeem" (i.e., sell your shares in a Fund to the Fund) on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative
Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund
Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                 800-221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value. A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000 per day. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General
The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


AFD from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.


SHAREHOLDER SERVICES
AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES
You may exchange your Advisor Class shares of any Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL
If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You can obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 800-221-5672 or by contacting your financial representative.

                      -----------------------------------
                            Management Of The Funds
                      -----------------------------------

ADVISER
Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                          Principal occupation
                                                             during the past
       Fund             Employee; year; title                   five years
--------------------------------------------------------------------------------

Alliance Fund           Alden M. Stewart since 1997-       Associated with
                        Executive Vice President of        Alliance
                        Alliance Capital Management
                        Corporation ("ACMC")*

                        Randall E. Haase since 1997-       Associated with
                        Senior Vice President of ACMC      Alliance

Growth Fund             Tyler Smith since inception-       Associated with
                        Senior Vice President of ACMC      Alliance

Premier Growth Fund     Alfred Harrison since inception-   Associated with
                        Vice Chairman of ACMC              Alliance

Technology Fund         Peter Anastos since 1992-          Associated with
                        Senior Vice President of ACMC      Alliance

                        Gerald T. Malone since 1992-       Associated with
                        Senior Vice President of ACMC      Alliance
Quasar Fund             Alden M. Stewart since            (see above)
                        1994--
                        (see above)

                        Randall E. Haase since            (see above)
                        1994--
                        (see above)

International Fund      Bruce W. Calvert since 1998--      Associated with
                        Vice Chairman and Chief            Alliance
                        Investment Officer
                        of ACMC

International Premier   Alfred Harrison since 1998--      (see above)
Growth Fund             (see above)

                        Thomas Kamp since 1998--           Associated with
                        Senior Vice President              Alliance
                        of ACMC


                                                          Principal occupation
                                                             during the past
       Fund             Employee; year; title                   five years
--------------------------------------------------------------------------------

Worldwide Privatization Mark H. Breedon since inception--  Associated with
Fund                    Senior Vice President of ACMC      Alliance
                        and Director and Vice President
                        of Alliance Capital Limited **

New Europe Fund         Steven Beinhacker since 1997--     Associated with
                        Vice President of ACMC             Alliance

All-Asia                Hiroshi Motoki since 1998--        Associated with
Investment Fund         Senior Vice President of ACMC      Alliance since
                        and Director of Japanese/Asian     1994; prior
                        Equity research                    thereto
                                                           associated
                                                           with Ford Motor
                                                           Company

Greater China           Matthew W. S. Lee since 1997--     Associated with
'97 Fund                Vice President of ACMC             Alliance since
                                                           1997; prior
                                                           thereto
                                                           associated with
                                                           National Mutual
                                                           Funds
                                                           Management (Asia)
                                                           since 1994 and
                                                           James Capel and
                                                           Co. since prior to
                                                           1994

Global Small Cap        Alden M. Stewart since 1994--      (see above)
Fund                    (see above)

                        Randall E. Haase since 1994--      (see above)
                        (see above)

                        Ronald L. Simcoe since 1993--      Associated with
                        Vice President of ACMC             Alliance

Global Environment      Linda Bolton Weiser since 1998--   Associated with
Fund                    Vice President of ACMC             Alliance

Balanced Shares         Paul Rissman since 1997--          Associated with
                        Senior Vice President of ACMC      Alliance

Utility Income Fund     Paul Rissman since 1996--          (see above)
                        (see above)

Growth & Income         Paul Rissman since 1994--          (see above)
Fund                    (see above)

Real Estate             Daniel G. Pine since 1996--        Associated with
Investment Fund         Senior Vice President              Alliance since
                        of ACMC                            1996; prior
                                                           thereto, Senior
                                                           Vice President of
                                                           Desai Capital
                                                           Management

                        David Kruth since 1997--           Associated with
                        Vice President of ACMC             Alliance since
                                                           1997; prior
                                                           thereto Senior
                                                           Vice President of
                                                           the Yarmouth
                                                           Group
--------------------------------------------------------------------------------

     *  The sole general partner of Alliance.


   **   An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1998 totaling more than $262 billion (of which approximately $107 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by Alliance comprising 123 separate investment portfolios currently have over two million shareholders. As of June 30, 1998, Alliance was an investment manager of employee benefit plan assets for 32 of the Fortune 100 companies.


Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Funds."

Performance of Similarly Managed Portfolios. In addition to managing the assets of Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Premier Growth Fund, except for the ability of Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the nineteen full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through September 30, 1998. As of September 30, 1998, the assets in the Historical Portfolios totaled approximately $12.3 billion and the average size of an institutional account in the Historical Portfolio was $412 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Premier Growth Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Premier Growth Fund in accordance with the plan adopted by Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Premier Growth Fund's performance relative to the index would be reduced by Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses as well as by the impact on Premier Growth Fund's shareholders of sales charges and income taxes.

The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*

                                                            Russell        Lipper
                 Premier    Historical        S&P 500        1000         Growth
                 Growth     Portfolios         Index      Growth Index   Fund Index
                  Fund    Total Return**    Total Return  Total Return  Total Return
                 ------   ---------------   ------------  ------------  ------------
1/1/98 to
     9/30/98***   9.09%        15.27%          6.04%          9.44%         2.38%
Year ended:
     1997***     27.05%        34.64%         33.36%         30.49%        25.30%
     1996***     18.84         22.06          22.96          23.12         17.48
     1995***     40.66         39.83          37.58          37.19         32.65
     1994        (9.78)        (4.82)          1.32           2.66         (1.57)
     1993         5.35         10.54          10.08           2.90         11.98
     1992           --         12.18           7.62           5.00          7.63
     1991           --         38.91          30.47          41.16         35.20
     1990           --         (1.57)         (3.10)         (0.26)        (5.00)
     1989           --         38.80          31.69          35.92         28.60
     1988           --         10.88          16.61          11.27         15.80
     1987           --          8.49           5.25           5.31          1.00
     1986           --         27.40          18.67          15.36         15.90
     1985           --         37.41          31.73          32.85         30.30
     1984           --         (3.31)          6.27           (.95)        (2.80)
     1983           --         20.80          22.56          15.98         22.30
     1982           --         28.02          21.55          20.46         20.20
     1981           --         (1.09)         (4.92)        (11.31)        (8.40)
     1980           --         50.73          32.50          39.57         37.30
     1979           --         30.76          18.61          23.91         27.40

                                                            Russell        Lipper
                 Premier    Historical        S&P 500        1000         Growth
                 Growth     Portfolios         Index      Growth Index   Fund Index
                  Fund    Total Return**    Total Return  Total Return  Total Return
                 ------   ---------------   ------------  ------------  ------------
 Cumulative total
     return for
     the period
     January 1,
     1979 to
     September 30,
     1998           --         3,542%         2,064%         1,852%        1,613%

 * Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Premier Growth Fund are for Class A Shares with imposition of the maximum 4.25% sales charge.


** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.

*** During this period, the Historical Portfolios differed from Premier Growth Fund in that Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 1998, and for more than one year assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

                                        Average Annual Total Returns
                       ---------------------------------------------------------------
                        Premier                               Russell         Lipper
                        Growth    Historical      S&P 500      1000           Growth
                         Fund      Portfolios**    Index     Growth Index    Fund Index
                       --------   -------------   --------   ------------    ----------
One year........        6.21%        13.19%        6.08%        11.11%          3.07%
Three years.....        21.82        24.22         22.60        22.50          16.43
Five years......        20.23        20.70         19.91        20.80          15.52
Ten years*......        19.98+       19.70         17.29        18.07          15.01
Since January 1,
  1979..........           --        19.97         16.84        16.23          15.47
                       ---------------------------------------------------------------

    * Since inception on 9/28/92

ADMINISTRATOR TO ALL-ASIA INVESTMENT FUND
Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

CONSULTANT TO ALLIANCE WITH RESPECT TO GREATER CHINA COUNTRIES

In connection with its provisions of advisory services to Greater China '97 Fund, Alliance has retained at its expense as a consultant New Alliance, a joint venture company headquartered in Hong Kong which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited ("SHKP"). New Alliance provides Alliance with ongoing, current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, New Alliance has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups. SHKP is one of the largest enterprises in Hong Kong measured by market capitalization and has considerable expertise in evaluating business and market conditions in Hong Kong and the other Greater China countries. Its activities complementary to property development include insurance and estate management, and SHKP is diversified as well into telecommunications and infrastructure projects.


CONSULTANT TO ALLIANCE WITH RESPECT TO INVESTMENT IN REAL ESTATE SECURITIES Alliance, with respect to investment in real estate securities, has retained as a consultant CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. In 1997, CBRE completed 22,100 sale and lease transactions, managed over 6,600 client properties, created over $5 billion in mortgage originations, and completed over 3,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBRE will make available to Alliance the CBRE National Real Estate Index, which gathers, analyzes and publishes targeted research data for the 66 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBRE's proprietary database of approximately 80,000 property transactions representing over $500 billion of investment property. This information provides a substantial component of the research and data used to create the REIT.Score model. As a consultant, CBRE provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBRE will not furnish advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.


CBRE is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 8,000 employees worldwide. CBRE will provide Alliance with exclusive access to its REIT . Score model which ranks approximately 142 REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 18,000 individual properties owned by these companies. REIT . Score is in turn based on CBRE's National Real Estate Index which gathers, analyzes and publishes targeted research for the 66 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBRE's proprietary database of 80,000 commercial property transactions representing over $500 billion of investment property and over 2,500 tracked properties which report rent and expense data quarterly. CBRE has previously provided access to its REIT.Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and Real Estate Investment Fund is currently the only mutual fund available to retail investors that has access to CBRE's REIT . Score model.

DISTRIBUTION SERVICES AGREEMENTS
Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.


                       --------------------------------
                           Dividends, Distributions
                                   And Taxes
                       --------------------------------


DIVIDENDS AND DISTRIBUTIONS
If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. Qualification as a regulated investment company relieves that Fund of federal income taxes on that part of its taxable income including net capital gain which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Dividends received from REITs or from foreign corporations generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90 day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.


Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Fund. Distributions of net capital gain are not eligible for the dividends-received deduction referred to above.


Under current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.


A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. Shareholders will be advised annually as to the tax status of dividends and capital gains and return of capital distributions. Shareholders are urged to consult their tax advisors regarding their own tax situation. Distributions by a Fund may be subject to state and local taxes.


                        ------------------------------
                              Conversion Feature
                        ------------------------------


CONVERSION TO CLASS A SHARES

Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase and Sale of Shares-- How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with an investment advisor or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase and Sale of Shares--How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares are subject to a distribution fee that may not exceed an annual rate of .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.


                       --------------------------------
                              General Information
                       --------------------------------

PORTFOLIO TRANSACTIONS
Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance International Premier Growth Fund (1997), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Greater China '97 Fund (1997), Alliance Global Small Cap Fund, Inc.
(1966), Alliance Global Environment Fund, Inc. (1990), Alliance Utility Income Fund, Inc. (1993), Alliance Growth and Income Fund, Inc. (1932) and Real Estate Investment Fund, Inc. (1996). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund (a series of The Alliance Portfolios) (1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and Growth Fund was known as The Equitable Growth Fund.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.


A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Funds, if an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of each Fund bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of each Fund votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER
AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION
From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Real Estate Investment Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Balanced Shares, Utility Income Fund, Real Estate Investment Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

--------------------------------------
Alliance Stock Funds
Subscription Application
- Advisor Class
--------------------------------------
  The Alliance Fund
  Growth Fund
  Premier Growth Fund
  Technology Fund
  Quasar Fund
  International Fund
  International Premier Growth Fund
  Worldwide Privatization Fund
  New Europe Fund
  All-Asia Investment Fund
  Greater China '97 Fund
  Global Small Cap Fund
  Global Environment Fund
  Balanced Shares
  Utility Income Fund
  Growth & Income Fund
  Fund Real Estate Investment Fund

To Open Your New Alliance Account...
Please complete the application and mail it to:
       Alliance Fund Services, Inc.
       P.O. Box 1520
       Secaucus, New Jersey 07096-1520
For certified or overnight deliveries, send to:
       Alliance Fund Services, Inc.
       500 Plaza Drive
       Secaucus, New Jersey  07094
Section 1  Your Account Registration
(Required)
Complete one of the available choices. To ensure proper tax reporting to the IRS:
  . Individuals, Joint Tenants, Transfer on Death and
    Gift/Transfer to a Minor:
     o Indicate your name(s) exactly as it appears on your social security card.
  . Transfer on Death:
     o Ensure that your state participates
  . Trust/Other:
     o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2  Your Address (Required)  Complete in full.
  . Non-Resident Alien:
     o Indicate your permanent country of residence.

Section 3 Your Initial Investment (Required) For each fund in which you are investing (1) Write the three digit fund number in the column titled `Indicate three digit fund number located below'.

(2) Write the dollar amount of your initial purchase in the column titled `Indicate Dollar Amount'.
(3) Check off a distribution option for your dividends.
(4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

Section 4 Your Shareholder Options (Complete only those options you want)
A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.
B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.
C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.
D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted,voided check of the account you wish to use to this section of the application.
E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

Section 5 Shareholder Authorization (Required) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800) 221-5672.

------------------------------------
For Literature Call:  (800) 227-4618
------------------------------------

The Alliance Stock Funds Subscription Application - Advisor Class


1. Your Account Registration (Please Print in Capital Letters and Mark Check Boxes Where Applicable)


[_] Individual Account { [_] Male [_] Female } -or- [_] Joint Account -or-

[_] Transfer On Death  { [_] Male [_] Female } -or- [_] Gift/Transfer to a Minor


    [_][_][_][_][_][_][_][_][_][_]   [_]   [_][_][_][_][_][_][_][_][_][_]
    Owner or Custodian (First Name)  (MI)  (Last Name)

    [_][_][_][_][_][_][_][_][_][_]   [_]   [_][_][_][_][_][_][_][_][_][_]
    (First Name) Joint Owner*,       (MI)  (Last Name)
    Transfer On Death Beneficiary
    or Minor

    [_][_][_]-[_][_]-[_][_][_][_]          If Uniform Gift/Transfer
    Social Security Number of Owner        to Minor Account:
    or Minor (required to open account)    [_][_] Minor's State of Residence

    If Joint Tenants Account:  * The Account will be registered
    "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

    [_] In Common  [_] By Entirety  [_] Community Property

    [_] Trust -or- [_] Corporation -or- [_] Other_______________________________

    [_][_][_][_][_][_][_][_][_][_]   [_]   [_][_][_][_][_][_][_][_][_][_]
    Name of Trustee if applicable    (MI)  (Last Name)
    (First Name)

    [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
    Name of Trust or Corporation or Other Entity

    [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
    Name of Trust or Corporation or Other Entity continued

    [_][_][_][_][_][_][_][_]       [_][_][_][_][_][_][_][_][_]
    Trust Dated (MM,DD,YYYY)       Tax ID Number (required to open account)
                                   [_] Employer ID Number   - OR -  [_]Social
                                                                       Security
                                                                       Number


  2. Your Address

    [_][_][_][_][_][_][_]          [_][_][_][_][_][_][_][_][_][_][_][_][_][_]
    Street Number                  Street Name


    [_][_][_][_][_][_][_][_][_][_][_][_][_]       [_][_]      [_][_][_][_][_]
    City                                          State       Zip code


    [_][_][_][_][_][_][_][_][_]     [_][_][_]   -  [_][_][_]  -  [_][_][_][_]
    If Non-U.S., Specify Country    Daytime Phone Number

    [_]  U.S. Citizen    [_]  Resident Alien   [_]  Non-Resident Alien


                                                         ALLIANCE CAPITAL [LOGO]

80887GEN-TASFApp-Advisor-P1

-----------------------------------
3. Your Initial Investment
-----------------------------------

I hereby subscribe for shares of the following Alliance Stock Fund(s) Advisor Class and elect distribution options as indicated.

Broker/Dealer Use Only: Wire Confirm #

Dividend and Capital Gain Distribution Options:
R   Reinvest distributions into my fund account.
-   ----------------------
C   Send my distributions in cash to the address I have provided in Section 2.
-   -----------------------------
    (Complete Section 4D for direct deposit to your bank account. Complete
    Section 4E for payment to a third party).

D   Direct my distributions to another Alliance fund. Complete the appropriate
-   ------------------------------------------------
    portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund.

-----------   --------------  ----------------------  ------------------------
 Make all     Indicate three                          Distributions Options
 checks/*/      digit Fund    Indicate Dollar Amount     /*/Check One/*/
payable to:      number                               ------------------------
 Alliance     located below                           ---------  -------------
  Funds                                               Dividends  Capital Gains
-----------   --------------  ----------------------  ---------  -------------
                                                      R   C   D  R     C     D


----------------------------
         Total Investment
----------------------------
/*/  Cash and money orders are not accepted

-----------------------------------------------------
Alliance Stock Fund Names and Numbers
-----------------------------------------------------

                                                 ------------
                                                    Advisor
                                                     Class
                                                 ------------
                 The Alliance Fund                     444
                 Growth Fund                           431
--------         Premier Growth Fund                   478
DOMESTIC         Technology Fund                       482
--------         Quasar Fund                           426
                 International Fund                    440
                 International Premier Growth          479
                 Worldwide Privatization Fund          412
------           New Europe Fund                       462
GLOBAL           All-Asia Investment Fund              418
------           Greater China '97 Fund                460
                 Global Small Cap Fund                 445
                 Global Environment Fund               481
------           Balanced Shares                       496
TOTAL            Utility Income Fund                   409
RETURN           Growth & Income Fund                  494
------           Real Estate Investment Fund           410

80887GEN-TASFApp-Advisor-P2

4. Your Shareholder Options
A.  Automatic Investment Plans (AIP)

[_] Withdraw From My Bank Account Via EFT(*) I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

     1-  [_] [_] [_]   [_] [_] [_] [_]         [_] [_],[_] [_] [_].00  [_]                     Frequency:
         Fund Number   Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency               M = monthly
                                                                                               Q = quarterly
                                                                                               A = annually
     2-  [_] [_] [_]   [_] [_] [_] [_]         [_] [_],[_] [_] [_].00  [_]
         Fund Number   Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency


     3-  [_] [_] [_]   [_] [_] [_] [_]         [_] [_],[_] [_] [_].00  [_]
         Fund Number   Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency


(*) Electronic Funds Transfer.  Your bank must be a member of the National Automated Clearing House Association (NACHA)

[_] Direct My Distributions As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

     FROM:
     ----   [_] [_] [_]     [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] - [_]
            Fund Number     Account Number (If existing)

     TO:
     --     [_] [_] [_]     [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] - [_]
            Fund Number     Account Number (If existing)

[_] Exchange My Shares Monthly I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

     FROM:
     ----   [_] [_] [_]     [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] - [_]
            Fund Number     Account Number (If existing)



            [_] [_], [_] [_] [_].00          [_] [_]
            Amount ($25 minimum)             Day of Exchange(**)

     TO:
     --     [_] [_] [_]     [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] - [_]
            Fund Number     Account Number (If existing)

     (**) Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT
     You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

     Instructions:  -- Review the information in the Prospectus about telephone transaction services.
                    -- If you select the telephone purchase or redemption
                       privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

[_]  Purchases and Redemptions via EFT
     I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

--------------------------------------------------------------------------------
     For shares recently purchased by check or electronic funds transfer redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------
80887GEN-TASFApp-Advisor-P3

C.  Systematic Withdrawal Plans (SWP)
       In order to establish a SWP, you must reinvest all dividends and capital gains.

       [_] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

            1-   [_] [_] [_]   [_] [_] [_] [_]          [_] [_],[_] [_] [_].00        [_]
                 Fund Number   Beginning Date (MM,DD)   Amount ($25 minimum)          Frequency
                                                                                                        Frequency:
            2-   [_] [_] [_]   [_] [_] [_] [_]          [_] [_],[_] [_] [_].00        [_]               M = monthly
                 Fund Number   Beginning Date (MM,DD)   Amount ($25 minimum)          Frequency         Q = quarterly
                                                                                                        A = annually

            3-   [_] [_] [_]   [_] [_] [_] [_]          [_] [_],[_] [_] [_].00        [_]
                 Fund Number   Beginning Date (MM,DD)   Amount ($25 minimum)          Frequency


Please send my SWP proceeds to:

      [_]  My Address of Record (via check)

      [_]  The Payee and address specified in section 4E (via check)(Medallion
           Signature Guarantee required)

      [_] My checking account-via EFT (complete section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

D. Bank Information This bank account information will be used for:

      [_]  Distributions (Section 3)            [_] Telephone Transactions
                                                     (Section 4B)

      [_]  Automatic Investments (Section 4A)   [_] Withdrawals (Section 4C)


Please Tape a Pre-printed Voided Check Here(*)

                                                       103
J. Smith
123 Main Street
ANYTOWN, USA  12345                                     ____ 19 __


 Pay to the
 Order of ________________________________________$ _______________

____________________________________________________________Dollars

YOUR BANK
123 STREET
ANYTOWN, USA  12345                 VOID


Note ___________________________    _______________________________
   :000000000:       103      000000000:765

ABA Routing Number  Check   Bank Account Number
                    Number

(*) The above services cannot be established without a pre-printed voided check.

For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in Section 5.


[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]
Your Bank's ABA Routing Number       Your Bank Account Number

[_] Checking Account        [_] Savings Account

80887GEN-TASFApp-Advisor-P4

E. Third Party Payment Details Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

      [_] Distributions  (section 3)    [_] Systematic Withdrawals (section 4C)

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_]   [_]   [_] [_] [_] [_] [_] [_] [_] [_]
Name  (First Name)                        (MI)  (Last Name)

[_] [_] [_] [_] [_] [_] [_]     [_] [_] [_][_][_][_] [_] [_] [_] [_] [_] [_][_]
Street Number                   Street Name

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_]    [_] [_]        [_][_][_] [_] [_]
City                                           State          Zip code



  Dealer/Agent Authorization - For selected Dealers or Agents ONLY.

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-------------------------------------    --------------------------------------

-------------------------------------    --------------------------------------
Dealer/Agent Firm                        Authorized Signature

---------------------------------   ---- --------------------------------------

---------------------------------   ---- --------------------------------------
Representative First Name           MI   Last Name

-------------------------------------    --------------------------------------

-------------------------------------    --------------------------------------
Dealer/Agent Firm Number                 Representative Number

-------------------------------------    --------------------------------------

-------------------------------------    --------------------------------------
Branch Number                            Branch Telephone Number

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Branch Office Address

--------------------------------  -----  ----  --------------------------------

--------------------------------  -----  ----  --------------------------------
City                              State        Zip Code



80887GEN-TASFApp-Advisor-P5

5. Shareholder Authorization -- This section MUST be completed

    Telephone Exchanges and Redemptions by Check

    Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

       [_] I do not elect the telephone exchange service

       [_] I do not elect the telephone redemption by check service

    By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

    For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

    I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

    I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or I am waiting for a number to be issued to me and that I have not been notified that this account is subject to backup withholding.

    The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


------------------------------------------------        ---------------------


------------------------------------------------        ---------------------
Signature                                               Date

------------------------------------------------        ---------------------


------------------------------------------------        ---------------------
Signature                                               Date





-----------------------------------------
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer


                                                         ALLIANCE CAPITAL [LOGO]

80887GEN-TASFApp-Advisor-P6

(LOGO)                            ALLIANCE BALANCED SHARES, INC.
_________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                      November 2, 1998
_________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Balanced Shares, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus") and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares of the Fund, (the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

DESCRIPTION OF THE FUND ..............................
MANAGEMENT OF THE FUND ...............................
EXPENSES OF THE FUND .................................
PURCHASE OF SHARES ...................................
REDEMPTION AND REPURCHASE OF SHARES ..................
SHAREHOLDER SERVICES .................................
NET ASSET VALUE ......................................
DIVIDENDS, DISTRIBUTIONS AND TAXES ...................
PORTFOLIO TRANSACTIONS ...............................
GENERAL INFORMATION ..................................
REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL
STATEMENTS ............................................
APPENDIX A:  FUTURES CONTRACTS, OPTIONS ON FUTURES
  CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES ........        A-1
APPENDIX B:  CERTAIN EMPLOYEE BENEFIT PLANS ..........        B-1

________________________
(R) This registered service mark used under license from owner, Alliance Capital Management L.P.

____________________________________________________________

                     DESCRIPTION OF THE FUND
____________________________________________________________

         Except as otherwise indicated, the investment policies of Alliance Balanced Shares, Inc. (the "Fund") are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The investment objective of the Fund is to achieve a high return through a combination of current income and capital appreciation.

How the Fund Pursues its Objective

         The Fund has adopted as a fundamental policy that it be a "balanced fund;" this fundamental policy cannot be changed without the approval of shareholders. As an investment policy, the Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and preferred stocks to the extent their values is attributable to their fixed-income characteristics); this investment policy may be changed by the Fund's Board of Directors but only with 60 days' prior shareholder notice and in accordance with the 1940 Act and the Securities and Exchange Commission (the "Commission"). Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the management.

Additional Investment Policies and Practices

         The following additional investment policies supplement those set forth in the Prospectus.

         The Fund's assets are invested in U.S. Government and agency obligations, bonds whether convertible or nonconvertible (except that only that portion of the value of the convertible bonds attributable to their fixed-income characteristics shall be used for purposes of meeting the 25% fixed-income securities requirement), senior debt securities (as listed above), and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. At July 31, 1998, the amount invested in common stocks was approximately 53.6% of the total assets. The Fund engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

         Investment in Covered Call Options. Subject to market conditions, the Fund may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Fund's assets are subject to call options. A covered call option is an option on a security which the Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made.

         The Fund thus forgoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Fund's management believes that such premiums will increase the Fund's income without subjecting it to substantial risks.

         When a security is sold from the Fund's portfolio against which a call option has been written, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

         The premium received by the Fund upon writing a call option will increase the Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Fund may not purchase or sell put or call options on securities or combinations of put and call options on securities.

         Foreign Securities. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed income securities eligible for purchase by the Fund under the investment policies described above. Foreign securities investments are affected by exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States and abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Fund's net assets and income attributable to foreign securities. Costs will be incurred in connection with the conversion of currencies held by the Fund. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

         Options on Foreign Currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix A.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts"). While these contracts are not currently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and the foreign currencies that are the subject of the forward contracts. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks, as discussed below.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. In addition, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated. To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         General. There can be no assurance that the Fund will achieve its investment objective since market risks are inherent in all securities to varying degrees, although Alliance Capital Management L.P., the Fund's Investment adviser (the "Adviser") will try to limit these risks.

         Portfolio Turnover. Ordinarily, the annual portfolio turnover rate will not exceed 200%. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which must be borne directly by the Fund and its shareholders. The annual portfolio turnover rates of securities of the Fund for its 1998 and 1997 fiscal years were 145% and 207%, respectively.

Fundamental Investment Policies

         The Fund is also subject to the following restrictions in implementing its investment policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund may not: (1) purchase any security of any issuer (other than the United States Government) if as a result more than 5% of the value of its total assets would consist of the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of any issuer; (2) purchase the securities of any other investment company except in a regular transaction in the open market;
(3) purchase the securities of any issuer the business of which has been in continuous operation for less than three years;
(4) retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; (5) invest in other companies for the purpose of exercising control of management;
(6) purchase securities on margin, borrow money, or sell securities short, except that the Fund may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to facilitate management of the portfolio to enable the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short- term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Fund will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Fund's total assets);
(7) make loans to other persons except certain call loans upon collateral security (the Fund does not intend to make such loans; the acquisition of publicly distributed bonds, debentures and other debt securities is not considered a loan); (8) concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry;
(9) underwrite securities issued by other persons; (10) purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933, as amended;
(11) purchase or sell commodities or commodity contracts; or
(12) issue any securities senior to the capital stock offered hereby.

         In addition, the Fund has undertaken with the securities administrators of certain states where the Fund's shares are sold not to invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs; make loans to any person or individual; purchase a security, if as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Fund would own any securities of an open-end investment company, or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's assets would be invested in securities of any one or more closed- end investment companies, or more than 10% of the value of the Fund's total assets would be invested in securities of closed-end investment companies in the aggregate; invest only in investment grade fixed income securities; invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange (the "Exchange") or the American Stock Exchange; purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate; limit its investments in illiquid securities together with restricted securities (excluding 144A securities) to no more than 15% of the Fund's average net assets.

____________________________________________________________

                     MANAGEMENT OF THE FUND
____________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998, totaling more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Adviser, comprising 123 separate investment portfolios, currently have more than 3.5 million shareholders. As of September 30, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of June 30, 1998, the Adviser was retained as an investment manager for employee benefit plan assets of 32 of the FORTUNE 100 companies.

         Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA") a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the

Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be performed by third parties. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $116,562 in respect of such services during the fiscal year of the Fund ended in 1998.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .625 of 1% of the first $200 million, .50% of the excess over $200 million up to $400 million and .45 of 1% of the excess over $400 million of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. In this regard, for the fiscal years ended July 31, 1996, July 31, 1997 and July 31, 1998, the Adviser received from the Fund advisory fees of $879,738, $828,903 and $1,005,730, respectively.

         At their Regular Meeting held on July 19, 1994, the
Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, voted unanimously to a change in the fiscal year end from September 30 to July 31.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party at a meeting called for the purpose and held on October 14, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement continues in effect for successive twelve-month periods (computed from each October 1) provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or interested persons, as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Agreement was approved for the period ending September 30, 1999 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on July 16, 1998.

         The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities, by a vote of the majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that the Adviser shall not be liable under the Advisory Agreement for any mistake of judgment, or in any event whatsoever, except for lack of good faith, provided that the Adviser shall be liable to the Fund and security holders by reason of willful misfeasance, bad faith or gross negligence or of reckless disregard of its obligations and duties under the Advisory Agreement.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: Alliance Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar

Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Multi-Market Trust, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The Directors and officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,* 53, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President
and the Chief Insurance Officer of Equitable.  She is a Director
____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 69, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 56, has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 66, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 74, is President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 59, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 64, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

         JOHN D. CARIFA, President, Chairman and President, see
Biography, above.

         BRUCE W. CALVERT, Executive Vice President-Investments,
51, is Vice Chairman of the Board and Chief Investment Officer of
ACMC, with which he has been associated since prior to 1993.

         KATHLEEN A. CORBET, Senior Vice President, 38, is an
Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she headed Equitable
Capital Management Corporation's Fixed Income Management
Department since prior to 1993.

         PAUL C. RISSMAN, Senior Vice President, 41, is a Senior
Vice President of ACMC, with which he has been associated since
1993.

         THOMAS J. BARDONG, Vice President, 53, is a Senior Vice
President of ACMC, with which he has been associated since 1993.

         MATTHEW D.W.  BLOOM, Vice President, 42, is a Vice
President of ACMC, with which he has been associated since prior to 1993.

         DANIEL V. PANKER, Vice President, 59, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1993.

         EDMUND P. BERGAN, JR., Secretary, 48, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services ("AFS") with which he has been associated since prior to 1993.

         ANDREW L. GANGOLF, Assistant Secretary, 44, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1993.

         DOMENICK PUGLIESE, Assistant Secretary, 37, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since 1994, and Vice President and Associate General Counsel of Prudential Securities since prior to 1993.

         EMILIE D. WRAPP, Assistant Secretary, 42, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1993.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
48, is a Senior Vice President of AFS, with which he has been associated since prior to 1993.

         VINCENT S. NOTO, Controller, 34, is a Vice President of
AFS, with which he has been associated since prior to 1993.


         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 1997, the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                              Total Number   Total Number
                                              of Funds in    of Investment
                                              the Alliance   Portfolios within
                               Total          Fund Complex,  the Funds,
                               Compensation   Including the  Including the
                               From the       Fund, as to    Fund, as to
                               Alliance Fund  which the      which the
                 Aggregate     Complex,       Director is a  Director is a
Name of          Compensation  Including the  Director or    Director or
Director         From the Fund Fund           Trustee        Trustee
___________      ____________  ______________ _____________  _______________

John D. Carifa        $0      $0                     53         118
Ruth Block            $3,083  $164,000               40          81
David H. Dievler      $3,084  $188,500               46          83
John H. Dobkin        $3,050  $126,500               43          80
William H. Foulk, Jr. $3,080  $149,145               48         113
Dr. James M. Hester   $3,087  $156,500               40          77
Clifford L. Michel    $3,087  $194,500               41          93
Donald J. Robinson    $3,011  $217,358               44         107

         As of October 9, 1998, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

____________________________________________________________

                      EXPENSES OF THE FUND
____________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the

Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the
Rule 12b-1 Plan).

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker- dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund (as defined in the 1940
Act), are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992 with respect to Class A shares and Class B shares, was amended as of April 30, 1993 to permit distribution of Class C Shares and again on September 16, 1996 to permit the distribution of Advisor Class shares.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended July 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $286,647, which constituted .24% of the average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $220,725. Of the $507,372 paid by the Fund and the Adviser under the Plan, $32,576 was spent on advertising, $3,464 on the printing and mailing of prospectuses for persons other than current shareholders, $336,150 for compensation to broker-dealers and other financial intermediaries (including $72,568 to the Fund's Principal Underwriter), $21,662 for compensation to sales personnel and $113,520 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $322,348, which constituted 1.0% of the average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,046,390. Of the $1,368,738 paid by the Fund and the Adviser under the Plan, $58,890 was spent on advertising, $4,661 on the printing and mailing of prospectuses for persons other than current shareholders, $1,087,091 for compensation to broker-dealers and other financial intermediaries (including $119,941 to the Fund's Principal Underwriter), $15,976 for compensation to sales personnel, $167,202 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $34,918 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended July 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $74,332, which constituted 1.0% of the average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $145,005. Of the $219,337 paid by the Fund and the Adviser under the Plan, $16,901 was spent on advertising, $1,673 on the printing and mailing of prospectuses for persons other than current shareholders, $141,747 for compensation to broker-dealers and other financial intermediaries (including $33,708 to the Fund's Principal Underwriter), $4,065 for compensation to sales personnel, $46,897 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $8,054 on interest on Class C shares financing.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the

Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until September 30, 1999 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 16, 1998.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or
(b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended July 31, 1998, the Fund paid Alliance Fund Services, Inc. $147,663 for transfer agency services.

____________________________________________________________

                       PURCHASE OF SHARES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge) ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker- dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.

As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

         Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix B for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.


____________________

** Advisor Class shares are sold only to investors described above in this section under "-General."

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended July 31, 1998, 1997, and 1996, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $270,806, $100,315 and $100,922, respectively. Of that amount the Principal Underwriter received the amounts of $15,193, $5,903 and $7,573, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $794, $521 and $0, respectively, on Class A shares, $44,906, $34,203 and $43,572, respectively, on Class B shares, and $3,171, $1,445 and $0, respectively, on Class C shares.

Class A Shares

The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                  As % of        to Dealers
                   As % of        the            or Agents
                   Net            Public         As % of
Amount of          Amount         Offering       Offering
Purchase           Invested       Price          Price
________           ________       ________       ____________


Less than $100,000 4.44%          4.25%          4.00%
$100,000 but less
  than $250,000    3.36           3.25           3.00
$250,000 but less
  than $500,000    2.30           2.25           2.00
$500,000 but less
  than $1,000,000* 1.78           1.75           1.50

__________________
*There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares -- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund at July 31, 1998.

         Net Asset Value per Class A share
              at July 31, 1998                   $15.97

         Class A Per Share Sales Charge -
              4.25% of offering price
              (4.44% of net asset value per      $ 0.71
              share)                             ______

         Class A Per Share Offering Price to
              the Public                         $16.68
                                                 ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.

Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
    -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

       (i)  the investor's current purchase;

      (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance
            Mutual Fund held by the investor; and

     (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and

(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month
period.   Sales charges previously paid during such period will
not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates;
(ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser, present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution- related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge

                   Shares Purchased    Shares Purchased
Year                    Before            on or After
Since Purchase     November 19, 1993   November 19, 1993

First                    5.5%                4.0%
Second                   4.5%                3.0%
Third                    3.5%                2.0%
Fourth                   2.5%                1.0%
Fifth                    1.5%                None
Sixth                    0.5%                None
Seventh and thereafter   None                None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding Class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services-- Systemic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution- related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General" by investment advisory clients of, and certain other persons associated with, the Adviser and, its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, or to be associated with the investment adviser of financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or
(ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

____________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Funds Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic fund transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. the Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

____________________________________________________________

                      SHAREHOLDER SERVICES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing "Electronic Funds Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchange of

Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as describe above in this section are taxable transactions for the federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares and Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares acquired after that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

____________________________________________________________

                         NET ASSET VALUE
____________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

____________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
____________________________________________________________

         The Fund intends to qualify as a regulated investment company under the Internal Revenue Code for each taxable year. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities). If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to the Fund's shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to its shareholders. The Fund will also avoid the nondeductible 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to its shareholders which meet certain minimum distribution requirements. For this purpose, income or gain retained by the Fund which is subject to corporate income tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November or December payable to shareholders of record as of a specified date during such month and paid in the following January will be treated as having been paid by the Fund and received by shareholders in December.

         Gains or losses on sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option of its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

         It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments. Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund.

____________________________________________________________

                     PORTFOLIO TRANSACTIONS
____________________________________________________________

         Subject to the general supervision and control of the Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating best price and execution. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         With respect to orders placed with Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e- 1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended July 31, 1998, 1997 and 1996, the Fund incurred brokerage commissions amounting in the aggregate to $214,102, $225,475 and $275,290, respectively.
During the fiscal years ended July 31, 1998, 1997 and 1996, brokerage commissions amounting in the aggregate to $1,645, $0 and $0, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1998, the brokerage commissions paid to DLJ constituted .77% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the

Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 1998, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, .77% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1998, transactions in portfolio securities of the Fund aggregating $434,648,322 with associated brokerage commissions of approximately $82,663 were allocated to persons or firms supplying research services to the Fund or the Adviser.

____________________________________________________________

                       GENERAL INFORMATION
____________________________________________________________

Capitalization

         The Fund's capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C and 3,000,000,000 shares of Advisor Class Common Stock each having a par value $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.


         At October 9, 1998 there were 12,017,033 shares of common stock of the Fund outstanding including 7,687,870 Class A shares, 3,380,650 Class B shares, 819,665 Class C shares and 128,848 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of October 9, 1998:

                   No. of                                % of
                   Shares    % of      % of     % of     Advisor
Name and Address   of Class  Class A   Class B  Class C  Class

Merrill Lynch
4800 Deer Lake Dr.
Jacksonville, FL   610,352             18.10%
  32246            243,738                      30.37%

Ray Lillywhite &
  Eloise Lillywhite TTES
  Ray & Eloise Lillywhite
  Rev. Tr.
1227 Ballena Boulevard
Alameda, CA
  94501-3668       11,866                                9.21%

Trust for Profit
  Sharing For
  Alliance Capital
  Employees
1345 Avenue of
  the Americas
New York, NY
  10105            107,926                               83.76%

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement , the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Legal matters in connection with the issuance of the common stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer & Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Accountants

         PricewaterhouseCoopers LLP, New York, New York, serves as independent accountants for the Fund.

Performance Information

         From time to time the Fund advertises its "total return." Computed separately for each class the Fund's "total return" is its average annual total return for its most recently completed one-, five- and ten-year periods. The Fund's total return for such a period is computed through the use of a formula prescribed by the Securities and Exchange Commission, by finding the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The Fund's average annual total return for Class A shares for the one-, five- and ten-year period ended July 31, 1998 was 14.99%,13.35% and 11.38%, respectively. The Fund's average annual total return for Class B shares for the one- and five- year period ended July 31, 1998 was 14.13% and 12.46%, respectively, and for the period February 4, 1991 (commencement of distribution) through July 31, 1998 was 11.63%. The Fund's average annual total return for Class C shares for the one- and five-year periods ended July 31, 1998 was 14.09% and 12.49%, respectively, and for the period from May 3, 1993 (commencement of distribution) through July 31, 1998 was 12.46%. The Fund's average annual total return for Advisor Class shares for the one-year period ended July 31, 1998 was 15.32%, and for the period from October 2, 1996 (commencement of distribution) through July 31, 1998 was 22.63%.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

________________________________________________________________

   REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
________________________________________________________________

ALLIANCE BALANCED SHARES

ANNUAL REPORT
JULY 31, 1998


ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
JULY 31, 1998                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-53.6%
FINANCE-10.6%
BANKING-MONEY CENTER-5.4%
Chase Manhattan Corp.                            68,000    $   5,142,500
Citicorp                                         28,300        4,811,000
                                                             ------------
                                                               9,953,500

INSURANCE-0.7%
Travelers Group, Inc.                            18,086        1,211,762

MORTGAGE BANKING-1.2%
Federal National Mortgage Association            36,000        2,232,000

MISCELLANEOUS-3.3%
Associates First Capital Corp. Cl.A              13,500        1,048,781
Household International, Inc.                    23,700        1,179,075
MBNA Corp.                                      118,125        3,957,188
                                                             ------------
                                                               6,185,044
                                                             ------------
                                                              19,582,306

HEALTH CARE-7.4%
BIOTECHNOLOGY-0.6%
Centocor, Inc. (a)                               16,000          563,000
Genzyme Corp. (a)                                15,000          472,031
                                                             ------------
                                                               1,035,031

DRUGS-2.7%
Bristol-Myers Squibb Co.                         43,600        4,967,675

MEDICAL PRODUCTS-0.9%
Abbott Laboratories                              42,000        1,745,625

MEDICAL SERVICES-3.2%
Columbia/HCA Healthcare Corp.                    80,000        2,280,000
PacifiCare Health Systems, Inc. Cl.B (a)         25,300        1,827,925
United Healthcare Corp.                          30,600        1,728,900
                                                             ------------
                                                               5,836,825
                                                             ------------
                                                              13,585,156

CONSUMER STAPLES-6.8%
COSMETICS-0.7%
Avon Products, Inc.                              15,000        1,297,500

FOOD-3.7%
Campbell Soup Co.                                23,200        1,252,800
General Mills, Inc.                              15,000          929,062
Tyson Foods, Inc. Cl.A                          211,000        4,562,875
                                                             ------------
                                                               6,744,737

HOUSEHOLD PRODUCTS-0.6%
Viad Corp.                                       48,000        1,155,000

TOBACCO-1.8%
Loews Corp.                                      10,000          806,250
Philip Morris Cos., Inc.                         11,500          503,844
RJR Nabisco Holdings Corp.                       84,000        2,052,750
                                                             ------------
                                                               3,362,844
                                                             ------------
                                                              12,560,081

TECHNOLOGY-6.8%
COMMUNICATIONS EQUIPMENT-1.5%
Nokia Corp. (ADR) (b)                            32,000        2,788,000

COMPUTER HARDWARE-0.8%
Compaq Computer Corp.                            44,800        1,472,800

COMPUTER SERVICES-1.9%
Electronic Data Systems Corp.                    27,700          974,694
First Data Corp.                                 86,400        2,500,200
                                                             ------------
                                                               3,474,894

COMPUTER SOFTWARE-0.6%
Oracle Corp. (a)                                 40,000        1,061,250

SEMI-CONDUCTOR COMPONENTS-1.3%
Altera Corp. (a)                                 25,500          929,953
Atmel Corp. (a)                                  51,300          532,238
Xilinx, Inc. (a)                                 27,000        1,011,656
                                                             ------------
                                                               2,473,847

MISCELLANEOUS-0.7%
Solectron Corp. (a)                              26,800        1,286,400
                                                             ------------
                                                              12,557,191


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
ENERGY-5.6%
DOMESTIC INTEGRATED-1.6%
USX-Marathon Group                               87,000    $   2,968,875

DOMESTIC PRODUCERS-1.3%
Apache Corp.                                     39,500        1,046,750
Enron Oil & Gas Co.                              24,000          381,000
Murphy Oil Corp.                                 15,000          664,687
Union Pacific Resources Group, Inc.              20,000          280,000
                                                             ------------
                                                               2,372,437

OIL SERVICE-2.4%
Dresser Industries, Inc.                         56,000        1,977,500
Nabors Industries, Inc. (a)                      33,900          578,419
Noble Drilling Corp. (a)                         56,500        1,066,437
Santa Fe International Corp.                     20,500          471,500
Transocean Offshore, Inc.                         9,800          386,488
                                                             ------------
                                                               4,480,344

MISCELLANEOUS-0.3%
AES Corp. (a)                                     9,400          430,638
                                                             ------------
                                                              10,252,294

UTILITIES-5.3%
ELECTRIC & GAS UTILITY-2.5%
Consolidated Edison, Inc.                        23,400          990,112
FPL Group, Inc.                                  50,000        3,040,625
Pinnacle West Capital Corp.                      12,000          513,000
                                                             ------------
                                                               4,543,737

TELEPHONE UTILITY-2.8%
AT&T Corp.                                       19,897        1,206,256
WorldCom, Inc.                                   75,350        3,977,067
                                                             ------------
                                                               5,183,323
                                                             ------------
                                                               9,727,060

CONSUMER SERVICES-5.2%
AIRLINES-0.2%
Northwest Airlines Corp. CI.A (a)                10,800          354,375

APPAREL-0.4%
Nautica Enterprises, Inc. (a)                    31,000          799,219

BROADCASTING & CABLE-0.7%
A.H. Belo Corp. Series A                         57,000        1,197,000

ENTERTAINMENT & LEISURE-1.0%
Harley-Davidson, Inc.                            35,000        1,386,875
Mirage Resorts, Inc. (a)                         20,000          430,000
                                                             ------------
                                                               1,816,875

PRINTING & PUBLISHING-0.7%
Gannett Co., Inc.                                19,000        1,214,812

RETAIL-GENERAL MERCHANDISE-2.2%
Dayton Hudson Corp.                              40,700        1,945,969
Federated Department Stores, Inc. (a)            40,800        2,159,850
                                                             ------------
                                                               4,105,819
                                                             ------------
                                                               9,488,100

MULTI INDUSTRY COMPANIES-2.2%
Tyco International, Ltd.                         56,000        3,468,500
U.S. Industries, Inc.                            33,000          635,250
                                                             ------------
                                                               4,103,750

CAPITAL GOODS-1.4%
MISCELLANEOUS-1.4%
Allied-Signal, Inc.                              23,000        1,000,500
United Technologies Corp.                        17,300        1,657,556
                                                             ------------
                                                               2,658,056

BASIC INDUSTRIES-1.1%
CHEMICALS-1.1%
Dow Chemical Co.                                 11,000          998,250
Praxair, Inc.                                    21,600        1,063,800
                                                             ------------
                                                               2,062,050


8


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)             VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE-0.9%
AEROSPACE-0.9%
General Dynamics Corp.                           34,200    $   1,626,637

CONSUMER MANUFACTURING-0.3%
TEXTILE PRODUCTS-0.3%
Tommy Hilfiger Corp. (a)                          9,000          504,563

Total Common Stocks
  (cost $83,485,031)                                          98,707,244

DEBT OBLIGATIONS-33.4%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-23.8%
Federal Home Loan Bank
  7.00%, 9/01/11                                 $2,269        2,320,572
Federal National Mortgage Association
  7.00%, 5/01/28                                  2,937        2,978,619
Government National Mortgage Association
  6.50%, 3/15/28                                    995          991,851
  7.00%, 3/15/28                                  2,849        2,893,366
U.S. Treasury Bonds
  6.125%, 11/15/27                                8,575        9,064,032
  6.375%, 8/15/27                                 3,740        4,060,219
U.S. Treasury Notes
  6.125%, 8/15/07                                    60           62,260
  6.25%, 4/30/01                                  8,925        9,085,382
  6.50%, 8/31/01                                  3,650        3,746,397
  6.50%, 5/31/02                                  8,400        8,666,448
                                                             ------------
                                                              43,869,146

CORPORATE DEBT OBLIGATIONS-7.1%
AUTOMOTIVE-0.8%
Federal Mogul Corp.
  7.75%, 7/01/06                                  1,500        1,514,430

BANKING-0.8%
Chase Manhattan Corp.
  6.375%, 4/01/08                                 1,555        1,557,230

COMMUNICATIONS-1.0%
Clearnet Communications, Inc.
  Zero Coupon, 5/15/08 (c)(d)        CAD          3,000        1,211,199
ICG Services, Inc.
  Zero Coupon, 5/01/08 (e)(f)                    $  975          589,875
                                                             ------------
                                                               1,801,074

FINANCIAL-1.2%
William Hill Finance Plc
  10.625%, 4/30/08 (d)(e)(f)         GBP          1,300        2,118,243

INDUSTRIAL-3.3%
Aramark Services, Inc.
  7.00%, 7/15/06                                 $  575          587,253
Auburn Hills Trust
  12.00%, 5/01/20                                 1,250        2,036,189
Beckman Instruments, Inc.
  7.45%, 3/04/08 (e)                              1,500        1,516,606
The Williams Cos., Inc.
  6.125%, 2/01/01                                 2,000        1,995,480
                                                             ------------
                                                               6,135,528
                                                             ------------
                                                              13,126,505

YANKEE BOND-2.5%
Australian Gas Light Co.
  6.40%, 4/15/08 (e)                              2,000        2,015,552
Fuji JGB INV LLC
  9.87%, 12/31/49 (e)                             1,200        1,045,856
Reliance Industries, Ltd.
  10.375%, 6/24/16 (e)                            1,650        1,533,431
                                                             ------------
                                                               4,594,839

Total Debt Obligations
  (cost $61,583,250)                                          61,590,490


9


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)             VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-13.0%
COMMERCIAL PAPER-12.6%
Ford Motor Credit Corp.
  5.54%, 8/10/98                                $   525    $     524,273
  5.61%, 8/06/98                                 10,000        9,992,208
Prudential Funding Corp.
  5.64%, 8/05/98                                 12,800       12,791,979
                                                             ------------
                                                              23,308,460

TIME DEPOSIT-0.4%
State Street Cayman Islands
  5.25%, 8/03/98                                    646          646,000

Total Short-Term Investments
  (cost $23,954,460)                                          23,954,460

TOTAL INVESTMENTS-100.0%
  (cost $169,022,741)                                        184,252,194
Other assets less liabilities-0.0%                                33,646

NET ASSETS-100%                                            $ 184,285,840


(a)  Non-income producing security.

(b)  Country of origin--Finland.

(c)  Country of origin--Canada.

(d) Securities, or portion thereof, with aggregate market value of $3,329,442 have been segregated to collateralize forward exchange currency contracts.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 1998, the aggregate market value of these securities amounted to $8,819,563 representing 4.8% of net assets.

(f)  Country of origin--United Kingdom.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


10


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $169,022,741)                                          $ 184,252,194
  Cash                                                                     232
  Receivable for investment securities sold                          2,022,031
  Dividends and interest receivable                                    993,036
  Receivable for capital stock sold                                    912,062
  Unrealized appreciation of forward exchange
    currency contracts                                                  34,020
  Total assets                                                     188,213,575

LIABILITIES
  Payable for investment securities purchased                        2,978,750
  Payable for capital stock redeemed                                   457,051
  Advisory fee payable                                                  98,019
  Unclaimed dividends                                                   90,989
  Distribution fee payable                                              74,154
  Accrued expenses                                                     228,772
  Total liabilities                                                  3,927,735

NET ASSETS                                                       $ 184,285,840

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     116,381
  Additional paid-in capital                                       149,990,639
  Undistributed net investment income                                  492,883
  Accumulated net realized gain on investments and
    foreign currency transactions                                   18,422,783
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     15,263,154
                                                                 $ 184,285,840

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($123,623,147/
    7,740,130 shares of capital stock issued and outstanding)           $15.97
  Sales charge--4.25% of public offering price                             .71
  Maximum offering price                                                $16.68

  CLASS B SHARES
  Net asset value and offering price per share ($47,727,908/
    3,070,678 shares of capital stock issued and outstanding)           $15.54

  CLASS C SHARES
  Net asset value and offering price per share ($10,855,291/
    697,098 shares of capital stock issued and outstanding)             $15.57

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($2,079,494/130,151 shares of capital stock issued and
    outstanding)                                                        $15.98


See notes to financial statements.


11


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998                               ALLIANCE BALANCED SHARES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                         $  4,343,312
  Dividends (net of foreign taxes withheld
    of $3,195)                                        1,083,546   $  5,426,858

EXPENSES
  Advisory fee                                        1,005,730
  Distribution fee - Class A                            286,647
  Distribution fee - Class B                            322,348
  Distribution fee - Class C                             74,332
  Transfer agency                                       229,619
  Administrative                                        116,562
  Custodian                                             111,711
  Audit and legal                                        81,286
  Registration                                           65,561
  Printing                                               59,060
  Directors' fees                                        27,000
  Miscellaneous                                          15,155
  Total expenses                                      2,395,011
  Less: expense offset arrangement (see Note B)         (21,492)
  Net expenses                                                       2,373,519
  Net investment income                                              3,053,339

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on investment transactions                      29,301,602
  Net realized gain on foreign currency
    transactions                                                        30,587
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                    (10,827,338)
    Foreign currency denominated assets and
      liabilities                                                       33,701
  Net gain on investments and foreign currency
    transactions                                                    18,538,552

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 21,591,891


See notes to financial statements.


12


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                   YEAR ENDED     YEAR ENDED
                                                    JULY 31,       JULY 31,
                                                      1998           1997
                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $   3,053,339  $   2,595,635
  Net realized gain on investments and foreign
    currency transactions                            29,332,189      8,481,507
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     (10,793,637)    27,536,311
  Net increase in net assets from operations         21,591,891     38,613,453

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (2,363,867)    (2,308,924)
    Class B                                            (490,313)      (341,037)
    Class C                                            (113,289)      (102,618)
    Advisor Class                                       (39,763)       (10,350)
  Net realized gain on investments
    Class A                                         (14,565,359)   (12,582,512)
    Class B                                          (3,474,566)    (2,409,113)
    Class C                                            (778,193)      (793,084)
    Advisor Class                                      (200,006)       (19,832)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            37,952,547       (335,371)
  Total increase                                     37,519,082     19,710,612

NET ASSETS
  Beginning of year                                 146,766,758    127,056,146
  End of year (including undistributed net
    investment income of $492,883 and $384,796,
    respectively)                                 $ 184,285,840  $ 146,766,758


See notes to financial statements.


13


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, and foreign exchange currency contracts and currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of foreign currency denominated dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


14


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $116,562 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $147,663 for the year ended July 31, 1998.

In addition, for the year ended July 31, 1998, the Fund's expenses were reduced by $21,492 under an expense offset arrangement with Alliance Fund Services, Inc. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $15,193 from the sales of Class A shares and $794, $44,906 and $2,754 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 1998.

Brokerage commissions paid on investment transactions for the year ended July 31, 1998 amounted to $214,102, of which $1,645 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,579,772 and $608,865, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $123,377,329 and $137,613,603, respectively, for the year ended July 31, 1998. There were purchases of $94,025,726 and sales of $79,631,664 of U.S. government and government agency obligations for the year ended July 31, 1998.

At July 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $19,760,383 and gross unrealized depreciation of investments was $4,530,930 resulting in net unrealized appreciation of $15,229,453 excluding foreign currency transactions.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1998, the Fund had outstanding forward exchange currency contracts, to sell foreign currencies against the U.S. dollar, as follows:


                                               U.S. $
                                  CONTRACT     VALUE ON      U.S. $
                                   AMOUNT    ORIGINATION     CURRENT       UNREALIZED
                                   (000)        DATE          VALUE       APPRECIATION
                                 ---------  ------------   ------------  --------------
FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Canadian Dollar,
  settling 8/17/98                 1,803     $1,220,095     $1,193,885     $   26,210
British Pounds,
  settling 8/17/98                 1,300      2,129,400      2,121,590          7,810
                                                                          ------------
                                                                           $   34,020


16


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the year ended July 31, 1998, the Fund did not engage in any option transactions.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              783,081       308,965    $ 12,635,293    $  4,417,304
Shares issued in
  reinvestment of
  dividends and
  distributions          944,535       872,819      13,941,229      12,031,921
Shares converted
  from Class B            50,090        37,939         801,099         545,801
Shares redeemed       (1,181,568)   (1,394,620)    (18,857,650)    (19,984,934)
Net increase
  (decrease)             596,138      (174,897)   $  8,519,971    $ (2,989,908)

CLASS B
Shares sold            1,722,326       414,263    $ 26,664,861    $  5,850,511
Shares issued in
  reinvestment of
  dividends and
  distributions          257,589       168,175       3,707,795       2,274,998
Shares converted
  to Class A             (51,381)      (38,679)       (801,099)       (545,801)
Shares redeemed         (385,826)     (349,522)     (5,962,038)     (4,922,989)
Net increase           1,542,708       194,237    $ 23,609,519    $  2,656,719


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED  OCT. 2, 1996(A)   YEAR ENDED    OCT. 2, 1996(A)
                       JULY 31,        TO,          JULY 31,          TO
                         1998     JULY 31, 1997       1998       JULY 31, 1997
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold              444,670       116,909    $  6,856,999    $  1,671,934
Shares issued in
  reinvestment of
  dividends and
  distributions           55,815        50,995         805,036         690,495
Shares redeemed         (150,879)     (261,860)     (2,339,536)     (3,718,421)
Net increase
  (decrease)             349,606       (93,956)   $  5,322,499    $ (1,355,992)

ADVISOR CLASS
Shares sold               28,502        99,609    $    441,571    $  1,393,347
Shares issued in
  reinvestment of
  dividends and
  distributions           16,203         2,157         239,736          30,179
Shares redeemed          (11,315)       (5,005)       (180,749)        (69,716)
Net increase              33,390        96,761    $    500,558    $  1,353,810


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1998.


(a)  Commencement of distribution.


18


FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                                                 OCTOBER 1,
                                                                                                    1993
                                                           YEAR ENDED JULY 31,                    THROUGH
                                            --------------------------------------------------    JULY 31,
                                               1998         1997         1996         1995        1994(A)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.17         $14.01       $15.08       $13.38       $14.40

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .33(b)         .31(b)       .37          .46          .29
Net realized and unrealized gain (loss)
  on investment transactions                    1.86           3.97          .45         1.62         (.74)
Net increase (decrease) in net asset
  value from operations                         2.19           4.28          .82         2.08         (.45)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.32)          (.32)        (.41)        (.36)        (.28)
Distributions from net realized gains          (2.07)         (1.80)       (1.48)        (.02)        (.29)
Total dividends and distributions              (2.39)         (2.12)       (1.89)        (.38)        (.57)
Net asset value, end of period                $15.97         $16.17       $14.01       $15.08       $13.38

TOTAL RETURN
Total investment return based on net
  asset value (c)                              14.99%         33.46%        5.23%       15.99%       (3.21)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $123,623       $115,500     $102,567     $122,033     $157,637
Ratio of expenses to average net assets         1.30%(d)       1.47%(d)     1.38%        1.32%        1.27%(e)
Ratio of net investment income to
  average net assets                            2.07%          2.11%        2.41%        3.12%        2.50%(e)
Portfolio turnover rate                          145%           207%         227%         179%         116%


See footnote summary on page 22.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     CLASS B
                                            -----------------------------------------------------------------
                                                                                                 OCTOBER 1,
                                                                                                    1993
                                                           YEAR ENDED JULY 31,                    THROUGH
                                            --------------------------------------------------    JULY 31,
                                               1998         1997         1996         1995        1994(A)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.83         $13.79       $14.88       $13.23       $14.27

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .21(b)         .19(b)       .28          .30          .22
Net realized and unrealized gain (loss)
  on investment transactions                    1.81           3.89          .42         1.65         (.75)
Net increase (decrease) in net asset
  value from operations                         2.02           4.08          .70         1.95         (.53)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.24)          (.24)        (.31)        (.28)        (.22)
Distributions from net realized gains          (2.07)         (1.80)       (1.48)        (.02)        (.29)
Total dividends and distributions              (2.31)         (2.04)       (1.79)        (.30)        (.51)
Net asset value, end of period                $15.54         $15.83       $13.79       $14.88       $13.23

TOTAL RETURN
Total investment return based on net
  asset value (c)                              14.13%         32.34%        4.45%       15.07%       (3.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $47,728        $24,192      $18,393      $15,080      $14,347
Ratio of expenses to average net assets         2.06%(d)       2.25%(d)     2.16%        2.11%        2.05%(e)
Ratio of net investment income to
  average net assets                            1.34%          1.32%        1.61%        2.30%        1.73%(e)
Portfolio turnover rate                          145%           207%         227%         179%         116%


See footnote summary on page 22.


20


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS C
                                            -----------------------------------------------------------------
                                                                                                 OCTOBER 1,
                                                                                                    1993
                                                           YEAR ENDED JULY 31,                    THROUGH
                                            --------------------------------------------------    JULY 31,
                                               1998         1997         1996         1995        1994(A)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.86         $13.81       $14.89       $13.24       $14.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .21(b)         .20(b)       .26          .30          .24
Net realized and unrealized gain (loss)
  on investment transactions                    1.81           3.89          .45         1.65         (.77)
Net increase (decrease) in net asset
  value from operations                         2.02           4.09          .71         1.95         (.53)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.24)          (.24)        (.31)        (.28)        (.22)
Distributions from net realized gains          (2.07)         (1.80)       (1.48)        (.02)        (.29)
Total dividends and distributions              (2.31)         (2.04)       (1.79)        (.30)        (.51)
Net asset value, end of period                $15.57         $15.86       $13.81       $14.89       $13.24

TOTAL RETURN
Total investment return based on net
  asset value (c)                              14.09%         32.37%        4.52%       15.06%       (3.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $10,855         $5,510       $6,096       $5,108       $6,254
Ratio of expenses to average net assets         2.05%(d)       2.23%(d)     2.15%        2.09%        2.03%(e)
Ratio of net investment income to
  average net assets                            1.36%          1.37%        1.63%        2.32%        1.81%(e)
Portfolio turnover rate                          145%           207%         227%         179%         116%


See footnote summary on page 22.


21


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                ADVISOR CLASS
                                        -----------------------------
                                                         OCTOBER 2,
                                                           1996(F)
                                           YEAR ENDED        TO
                                             JULY 31,      JULY 31,
                                              1998          1997
                                           -----------   -----------
Net asset value, beginning of period          $16.17       $14.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .37          .23
Net realized and unrealized gain
  on investment transactions                    1.87         3.22
Net increase in net asset value
  from operations                               2.24         3.45

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.36)        (.27)
Distributions from net realized gains          (2.07)       (1.80)
Total dividends and distributions              (2.43)       (2.07)
Net asset value, end of period                $15.98       $16.17

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.32%       25.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $2,079       $1,565
Ratio of expenses to average net assets         1.06%(d)     1.30%(d)(e)
Ratio of net investment income to
  average net assets                            2.33%        2.15%(e)
Portfolio turnover rate                          145%         207%


(a)  The Fund changed its fiscal year end from September 30 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended July 31, 1998 and the year ended July 31, 1997, the net expense ratio would have been 1.29%, 2.05%, 2.04% and 1.05% and 1.46%, 2.24%, 2.22% and 1.29% for Class A, B, C and Advisor Class shares, respectively.

(e)  Annualized.

(f)  Commencement of distribution.


22


REPORT OF INDEPENDENT ACCOUNTANTS                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE BALANCED SHARES, INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. (the Fund) at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
September 14, 1998



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $5,635,679 and $4,295,600 of the capital gain distributions paid by the fund during the fiscal year July 31, 1998 are subject to the maximum tax rates of 28% and 20% respectively.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


23

____________________________________________________________

         APPENDIX A:  FUTURES CONTRACTS, OPTIONS ON FUTURES
         CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
____________________________________________________________

Futures Contracts.

         The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of a foreign currency which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high- grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

    Additional Risks of Options on Futures Contracts, Forward
    Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market- makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over- the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

____________________________________________________________

                           APPENDIX B:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares.

                             PART C

                        OTHER INFORMATION

Item 24. Financial Statements and Exhibits

    (a)  Financial Statements

    Included in the Prospectus:

         Financial Highlights

    Included in the Statement of Additional Information:

         Portfolio of Investments, July 31, 1998
         Statement of Assets and Liabilities, July 31, 1998 Statement of Operations, year ended July 31, 1998 Statement of Changes in Net Assets, years ended July 31, 1998 and July 31, 1997
         Financial Highlights for the years ended July 31, 1998, July 31, 1997, July 31, 1996 and July 31, 1996, the
         period October 1, 1993 through July 31, 1994 and the years ended September 30, 1991 through September 30, 1993 for Class A Shares and Class B Shares and for the years ended July 31, 1998, July 31, 1997, July 31, 1996 and July 31, 1995, the period October 1,1993 through July 31, 1994 and the period May 3, 1993 (commencement of distribution) to September 30, 1993 for Class C Shares
         Notes to Financial Statements - July 31, 1998
         Report of Independent Accountants

         All other schedules are omitted as the required information is inapplicable

    (b)  Exhibits

     (1)(a) Articles of Restatement of Articles of Incorporation of the Registrant dated March, 28 1991 and filed April 1, 1991 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 88 of Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on October 31, 1997.

        (b) Articles of Amendment of Articles of Incorporation dated April, 9 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(b) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134) filed with the

              Securities and Exchange Commission on July 29,
              1998.

        (c) Articles Supplementary to Articles of Incorporation dated April, 29 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(d) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on July 29, 1998.

        (d) Articles Supplementary to Articles of Incorporation dated May, 3 1994 and filed May 4, 1994 - Incorporated by reference to Exhibit 1(e) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on July 29, 1998.

        (e) Articles Supplementary to Articles of Incorporation dated September 30, 1996 and filed October 1, 1996
              - Incorporated by reference to Exhibit 1(f) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on July 29, 1998.

        (f) Articles of Amendment of Articles of Incorporation dated September 9, 1997 and filed September 10, 1997 - Incorporated by reference to Exhibit 1(g) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on July 29, 1998.

         (g)  Articles Supplementary to the Articles of
              Incorporation of the Registrant dated May 21, 1998 and filed July 6, 1998 - Filed herewith.

     (2) Amended and Restated By-Laws of the Registrant dated July 18, 1989 - Incorporated by reference to
              Exhibit 2 to Post-Effective Amendment No. 88 of Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on October 31, 1997.

     (3)      Not applicable.

     (4)      Not applicable.

     (5) Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 6 to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on July 29, 1998.

     (6)(a) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 7(a) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on July 29, 1998.

        (b) Amendment to Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. dated July 16, 1996 - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 86 of Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on October 1, 1996.

         (c) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to
              Exhibit 6(b) to Post-Effective Amendment No. 88 of Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on October 31, 1997.

         (d) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 88 of Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-
              134) Filed with the Securities and Exchange
              Commission on October 31, 1997.

     (7)      Not applicable.

     (8) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 9(a) to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on July 29, 1998.

     (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 13 to Registrant's Registration Statement on Form N-14 (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on July 29, 1998.

    (10)      Not applicable.

    (11) Consent of Independent Accountants - Filed herewith.

    (12)      Not applicable.

    (13)      Not applicable.

    (14)      Not applicable.

    (15)      Rule 12b-1 Plan - See Exhibit 6 hereto.

    (16)      Not applicable.

    (17)      Financial Data Schedule - Filed herewith.

    (18) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 86 of Registrant's Registration Statement on Form N-1A (File Nos. 2-10988 and 811-
              134) filed with the Securities and Exchange
              Commission on October 1, 1996.

         Other Exhibits:

              Power of Attorney of: Ruth Block, John D. Carifa,
              David H. Dievler, John H. Dobkin, William H. Foulk,
              Jr., James M. Hester, Clifford L. Michel and Donald
              J. Robinson - Filed herewith.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.
         None.

ITEM 26. Not applicable.

ITEM 27. Indemnification

It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article SEVENTH of

Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit 1, Section 11 of the Registrant's Amended By-laws filed as Exhibit 2 and Section 10 of the Distribution Services Agreement filed as Exhibit 6(a), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article SEVENTH of Registrant's Articles of Restatement of Articles of Incorporation, and Section 11 of the Registrant's Amended By-laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Agreement filed as Exhibit 5 in response to Item 24, as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

"2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
AGENTS.-(a) In this section the following words have the meaning indicated.

         (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         (3)  "Expenses" include attorney's fees.

         (4)  "Official capacity" means the following:

              (i) When used with respect to a director, the office of director in the corporation; and

              (ii)  When used with respect to a
 person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

              (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

              (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

              (i)  The act or omission of the director was
material to the matter giving rise to the proceeding; and

                   1. Was committed in bad faith; or

                   2. Was the result of active and deliberate dishonesty; or

              (ii) The director actually received an improper personal benefit in money, property, or services; or

              (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

              (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                   (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

              (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                   (ii)  The termination of any proceeding by
conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

              (c)  A director may not be indemnified under
subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

              (d)  Unless limited by the charter:

              (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

              (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

              (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

              (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

              (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

              (e)(1)  Indemnification under subsection (b) of
this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

              (2)  Such determination shall be made:

              (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

              (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (1) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

              (iii)  By the stockholders.

              (3)  Authorization of indemnification and
determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph
(ii) of paragraph (2) of this subsection for selection of such counsel.

              (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

              (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

         (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

         (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

         (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

         (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

         (i)  For purposes of this section:

         (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

         (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

         (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

         (j)  Unless limited by the charter:

         (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

         (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

         (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

         (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

         (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

         (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

         (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

Article SEVENTH of the Registrant's Articles of Restatement of Articles of Incorporation reads as follows:
"(8)(d) Nothing in this section (8) shall be deemed to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which such director, officer or employee would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

"(11) A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Article SEVENTH shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."

The Investment Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein will be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading provided that in no event will anything therein contained by so construed as to protect Alliance Fund Distributors, Inc. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder.

The foregoing summaries are qualified by the entire text of Registrant's Articles of Restatement of Articles of
Incorporation, the Investment Advisory Agreement between
Registrant and Alliance Capital Management L.P. and the
Distribution Services Agreement between Registrant and Alliance
Fund Distributors, Inc.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the ("Securities Act") may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or
(2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Section 11 of the Registrant's Amended By-laws reads as follows:

"Section 11. Indemnification of Directors and Officers. The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other enterprise as a director or officer. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Section 11, shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Section 11 shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Section 11, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation."

The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28. Business and Other Connections of Adviser.

The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of Alliance Capital Management L.P., set forth in Alliance Capital
Management L.P.'s Form ADV filed with the Securities and Exchange

Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29. Principal Underwriters

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China ''97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Institutional Funds, Inc.
         Alliance Institutional Reserves, Inc.
         Alliance International Fund
         Alliance International Premier Growth Fund, Inc.
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance Select Investor Series, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         The Alliance Fund, Inc.
         The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                          POSITIONS AND           POSITIONS AND
                          OFFICES WITH            OFFICES WITH
NAME                      UNDERWRITER             REGISTRANT

Michael J. Laughlin       Director and Chairman

John D. Carifa            Director

Robert L. Errico          Director and President

Geoffrey L. Hyde          Director and Senior
                           Vice President

Dave H. Williams          Director

David Conine              Executive Vice
                           President

Richard K. Saccullo       Executive Vice
                           President

Edmund P. Bergan, Jr.     Senior Vice President,  Secretary
                          General Counsel and
                           Secretary

Richard A. Davies         Senior Vice President
                           and Managing Director

Robert H. Joseph, Jr.     Senior Vice President
                           and Chief Financial
                           Officer

Anne S. Drennan           Senior Vice President
                           and Treasurer

Karen J. Bullot           Senior Vice President

James S. Comforti         Senior Vice President

James L. Cronin           Senior Vice President

Daniel J. Dart            Senior Vice President

Byron M. Davis            Senior Vice President

Mark J. Dunbar            Senior Vice President

Donald N. Fritts          Senior Vice President

Bradley F. Hanson         Senior Vice President

Richard E. Khaleel        Senior Vice President

Stephen R. Laut           Senior Vice President

Susan L. Matteson-King    Senior Vice President

Daniel D. McGinley        Senior Vice President

Ryne A. Nishimi           Senior Vice President

Antonios G. Poleondakis   Senior Vice President

Robert E. Powers          Senior Vice President

Raymond S. Sclafani       Senior Vice President

Gregory K. Shannahan      Senior Vice President

Joseph F. Sumanski        Senior Vice President

Peter J. Szabo            Senior Vice President

Nicholas K. Willett       Senior Vice President

Richard A. Winge          Senior Vice President

Gerard J. Friscia         Vice President and
                           Controller

Jamie A. Atkinson         Vice President

Benji A. Baer             Vice President

Kenneth F. Barkoff        Vice President

Casimir F. Bolanowski     Vice President

Michael E. Brannan        Vice President

Timothy W. Call           Vice President

Kevin T. Cannon           Vice President

John R. Carl              Vice President

William W. Collins, Jr.   Vice President

Leo H. Cook               Vice President

Richard W. Dabney         Vice President

Stephen J. Demetrovits    Vice President

John F. Dolan             Vice President

John C. Endahl            Vice President

Sohaila S. Farsheed       Vice President

Shawn C. Gage             Vice President

Andrew L. Gangolf         Vice President and      Assistant
                           Assistant General      Secretary
                           Counsel

Mark D. Gersten           Vice President          Treasurer and
                                                  Chief Financial
                                                  Officer

Joseph W. Gibson          Vice President

John Grambone             Vice President

George C. Grant           Vice President

Charles M. Greenberg      Vice President

Alan Halfenger            Vice President

William B. Hanigan        Vice President

Scott F. Heyer            Vice President

George R. Hrabovsky       Vice President

Valerie J. Hugo           Vice President

Scott Hutton              Vice President

Richard D. Keppler        Vice President

Gwenn M. Kessler          Vice President

Donna M. Lamback          Vice President

Henry Michael Lesmeister  Vice President

James M. Liptrot          Vice President

James P. Luisi            Vice President

Jerry W. Lynn             Vice President

Christopher J. MacDonald  Vice President

Michael F. Mahoney        Vice President

Shawn P. McClain          Vice President

Jeffrey P. Mellas         Vice President

Thomas F. Monnerat        Vice President

Christopher W. Moore      Vice President

Timothy S. Mulloy         Vice President

Joanna D. Murray          Vice President

Nicole Nolan-Koester      Vice President

John C. O'Connell         Vice President

John J. O'Connor          Vice President

James J. Posch            Vice President

Domenick Pugliese         Vice President and      Assistant
                           Assistant General      Secretary
                           Counsel

Bruce W. Reitz            Vice President

Karen C. Satterberg       Vice President

John P. Schmidt           Vice President

Robert C. Schultz         Vice President

Richard J. Sidell         Vice President

Teris A. Sinclair         Vice President

Scott C. Sipple           Vice President

Elizabeth Smith           Vice President

Martine H. Stansbery, Jr. Vice President

Andrew D. Strauss         Vice President

Michael J. Tobin          Vice President

Joseph T. Tocyloski       Vice President

Thomas J. Vaughn          Vice President

Martha D. Volcker         Vice President

Patrick E. Walsh          Vice President

Mark E. Westmoreland      Vice President

William C. White          Vice President

David E. Willis           Vice President

Emilie D. Wrapp           Vice President and      Assistant
                           Assistant General      Secretary
                           Counsel

Patrick Look              Assistant Vice
                           President and
                           Assistant Treasurer

Michael W. Alexander      Assistant Vice
                           President

Richard J. Appaluccio     Assistant Vice
                           President

Charles M. Barrett        Assistant Vice
                           President

Robert F. Brendli         Assistant Vice
                           President

Maria L. Carreras         Assistant Vice
                           President

John P. Chase             Assistant Vice
                           President

Russell R. Corby          Assistant Vice
                           President

Jean A. Cronin            Assistant Vice
                           President

John W. Cronin            Assistant Vice
                           President

Terri J. Daly             Assistant Vice
                           President

Ralph A. DiMeglio         Assistant Vice
                           President

Faith C. Deutsch          Assistant Vice
                           President

John E. English           Assistant Vice
                           President

Duff C. Ferguson          Assistant Vice
                           President

James J. Hill             Assistant Vice
                           President

Theresa Iosca             Assistant Vice
                           President

Erik A. Jorgensen         Assistant Vice
                           President

Eric G. Kalender          Assistant Vice
                           President

Edward W. Kelly           Assistant Vice
                           President

Michael Laino             Assistant Vice
                           President

Nicholas J. Lapi          Assistant Vice
                           President

Kristine J. Luisi         Assistant Vice
                           President

Kathryn Austin Masters    Assistant Vice
                           President

Richard F. Meier          Assistant Vice
                           President

Mary K. Moore             Assistant Vice
                           President

Richard J. Olszewski      Assistant Vice
                           President

Catherine N. Peterson     Assistant Vice
                           President

Rizwan A. Raja            Assistant Vice
                           President

Carol H. Rappa            Assistant Vice
                           President

Clara Sierra              Assistant Vice
                           President

Gayle S. Stamer           Assistant Vice
                           President

Eileen Stauber            Assistant Vice
                           President

Vincent T. Strangio       Assistant Vice
                           President

Marie R. Vogel            Assistant Vice
                           President

Wesley S. Williams        Assistant Vice
                           President

Matthew Witschel          Assistant Vice
                           President

Christopher J. Zingaro    Assistant Vice
                           President

Mark R. Manley            Assistant Secretary

    (c)  Not applicable.

ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094-1520 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings

    (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                           SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 29th day of October, 1998.

                                  ALLIANCE BALANCED SHARES, INC.


                                  By:/s/John D. Carifa
                                     ______________________
                                     John D. Carifa
                                     Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                Title               Date

1.  Principal Executive Officer:


    /s/John D. Carifa        Chairman            October 29, 1998
    ____________________     and President
    John D. Carifa


2.  Principal Financial
    and Accounting
    Officer:

    /s/Mark D. Gersten       Treasurer           October 29, 1998
    ____________________
    Mark D. Gersten

3.  All of the Directors
    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson


    By:/s/Edmund P. Bergan, Jr.                  October 29, 1998
       ________________________
       (Attorney-in-fact)
       Edmund P. Bergan, Jr.

                        Index to Exhibits

Exhibit No.   Description of Exhibits                        Page

      (1)(b)  Articles Supplementary to the Articles of
              Incorporation of the Registrant effective
              July 6,

      (11)    Consent of Independent Accountants

      (17)    Financial Data Schedules

              Power of Attorney of: Ruth Block, John D.
              Carifa, David H. Dievler, John H. Dobkin,
              William H. Foulk, Jr., James M. Hester,
              Clifford L. Michel and Donald J. Robinson





































                              C-25
00250027.AL3